As filed with the U.S. Securities and Exchange Commission on August 22, 2024

Securities Act Registration No. 333-279589

Investment Company Registration No. 811-23489

 UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-2

☒	Registration Statement under the Securities Act of 1933:

☒	Pre-Effective Amendment No. 1

☐	Post-Effective Amendment No.

and

☒	Registration Statement under the Investment Company Act of 1940:

☒	Amendment No. 10

Nuveen Dynamic Municipal Opportunities Fund

Exact Name of Registrant as Specified in the Declaration of Trust

333 West Wacker Drive Chicago, Illinois 60606

Address of Principal Executive Offices (Number, Street, City, State, Zip Code)

(800) 257-8787

Registrant’s Telephone Number, including Area Code

Mark L. Winget

Vice President and Secretary

333 West Wacker Drive

Chicago, Illinois 60606

Name and Address (Number, Street, City, State, Zip Code) of Agent for Service

Copies of Communications to:

Eric S. Purple, Esquire	Joel D. Corriero, Esquire	Eric F. Fess
Stradley Ronon Stevens & Young, LLP 2000 K Street, N.W., Suite 700 Washington, D.C. 20006	Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, Pennsylvania 19103	Chapman and Cutler LLP 111 West Monroe Chicago, Illinois 60603

Approximate Date of Commencement of Proposed Public Offering:

From time to time after the effective date of this Registration Statement.

☐ Check box if the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans.

☒ Check box if any securities being registered on this Form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933 (“Securities Act”), other than securities offered in connection with a dividend reinvestment plan.

☒ Check box if this Form is a registration statement pursuant to General Instruction A.2 or a post-effective amendment thereto.

☐ Check box if this Form is a registration statement pursuant to General Instruction B or a post-effective amendment thereto that will become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act.

☐ Check box if this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction B to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act.

It is proposed that this filing will become effective (check appropriate box)

☐ when declared effective pursuant to Section 8(c) of the Securities Act.

If appropriate, check the following box:

☐ This [post-effective] amendment designates a new effective date for a previously filed [post-effective] amendment [registration statement].

☐ This Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is:       .

☐ This Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is:      .

☐ This Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is:     .

Check each box that appropriately characterizes the Registrant:

☒ Registered Closed-End Fund (closed-end company that is registered under the Investment Company Act of 1940 (“Investment Company Act”)).

☐ Business Development Company (closed-end company that intends or has elected to be regulated as a business development company under the Investment Company Act).

☐ Interval Fund (Registered Closed-End Fund or a Business Development Company that makes periodic repurchase offers under Rule 23c-3 under the Investment Company Act).

☒ A.2 Qualified (qualified to register securities pursuant to General Instruction A.2 of this Form).

☐ Well-Known Seasoned Issuer (as defined by Rule 405 under the Securities Act).

☐ Emerging Growth Company (as defined by Rule 12b-2 under the Securities Exchange Act of 1934 (“Exchange Act”).

☐ If an Emerging Growth Company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of Securities Act.

☐ New Registrant (registered or regulated under the Investment Company Act for less than 12 calendar months preceding this filing).

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment that specifically states that the Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to Section 8(a), may determine.

BASE PROSPECTUS

$363,851,781.95

Common Shares

Preferred Shares

Rights to Purchase Common Shares

Nuveen Dynamic Municipal Opportunities Fund

The Offering. Nuveen Dynamic Municipal Opportunities Fund (the “Fund”) is offering, on an immediate, continuous or delayed basis, in one or more offerings, with a maximum aggregate dollar offering price of up to $363,851,781.95, common shares (“Common Shares”), preferred shares (“Preferred Shares”), and/or subscription rights to purchase Common Shares (“Rights,” and collectively with Common Shares and Preferred Shares, “Securities”), in any combination. The Fund may offer and sell such Securities directly to one or more purchasers, to or through underwriters, through dealers or agents that the Fund designates from time to time, or through a combination of these methods. The prospectus supplement relating to any offering of Securities will describe such offering, including, as applicable, the names of any underwriters, dealers or agents and information regarding any applicable purchase price, fee, commission or discount arrangements made with those underwriters, dealers or agents or the basis upon which such amount may be calculated. The prospectus supplement relating to any Rights offering will set forth the number of Common Shares issuable upon the exercise of each Right (or number of Rights) and the other terms of such Rights offering. For more information about the manners in which the Fund may offer Securities, see “Plan of Distribution.”

The Fund. The Fund is a diversified, closed-end management investment company. The Fund’s objective is to seek total return through income exempt from regular federal income taxes and capital appreciation. There can be no assurance that the Fund will achieve its investment objectives or that the Fund’s investment strategies will be successful.

This Prospectus, together with any related prospectus supplement, sets forth concisely information about the Fund that a prospective investor should know before investing, and should be retained for future reference. Investing in Securities involves risks, including the risks associated with the Fund’s use of leverage. You could lose some or all of your investment. You should consider carefully these risks together with all of the other information in this Prospectus and any related prospectus supplement before making a decision to purchase any of the Securities. See “Risk Factors” beginning on page 10.

Common Shares are listed on the New York Stock Exchange (the “NYSE”). The trading or “ticker” symbol of the Common Shares is “NDMO.” The closing price of the Common Shares, as reported by the NYSE on August 15, 2024, was $10.88 per Common Share. The net asset value of the Common Shares at the close of business on that same date was $11.24 per Common Share. Preferred Shares and/or Rights issued by the Fund may also be listed on a securities exchange.

* * *

You should read this Prospectus, together with any related prospectus supplement, which contains important information about the Fund, before deciding whether to invest and retain it for future reference. A Statement of Additional Information, dated August 26, 2024 (the “SAI”), containing additional information about the Fund has been filed with the U.S. Securities and Exchange Commission (the “SEC”) and is incorporated by reference in its entirety into this Prospectus. You may request a free copy of the SAI, the table of contents of which is on the last page of this Prospectus, annual and semi-annual reports to shareholders and other information about the Fund and make shareholder inquiries by calling (800) 257-8787, by writing to the Fund at 333 West Wacker Drive, Chicago, Illinois 60606 or from the Fund’s website (http://www.nuveen.com). The information contained in, or that can be accessed through, the Fund’s website is not part of this Prospectus, except to the extent specifically incorporated by reference herein. You also may obtain a copy of the SAI (and other information regarding the Fund) from the SEC’s web site (http://www.sec.gov).

The date of this Prospectus is August 26, 2024.

The Securities do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency.

Neither the SEC nor any state securities commission has approved or disapproved of these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

You should rely only on the information contained or incorporated by reference into this Prospectus and any related prospectus supplement. The Fund has not authorized anyone to provide you with different information. The Fund is not making an offer of these securities in any state where the offer is not permitted. You should not assume that the information contained in this Prospectus and any related prospectus supplement is accurate as of any date other than the dates on their covers. The Fund will update this Prospectus to reflect any material changes to the disclosures herein.

FORWARD-LOOKING STATEMENTS

Any projections, forecasts and estimates contained or incorporated by reference herein are forward looking statements and are based upon certain assumptions. Projections, forecasts and estimates are necessarily speculative in nature, and it can be expected that some or all of the assumptions underlying any projections, forecasts or estimates will not materialize or will vary significantly from actual results. Actual results may vary from any projections, forecasts and estimates and the variations may be material. Some important factors that could cause actual results to differ materially from those in any forward looking statements include changes in interest rates, market, financial or legal uncertainties, including changes in tax law, and the timing and frequency of defaults on underlying investments. Consequently, the inclusion of any projections, forecasts and estimates herein should not be regarded as a representation by the Fund or any of its affiliates or any other person or entity of the results that will actually be achieved by the Fund. Neither the Fund nor its affiliates has any obligation to update or otherwise revise any projections, forecasts and estimates including any revisions to reflect changes in economic conditions or other circumstances arising after the date hereof or to reflect the occurrence of unanticipated events, even if the underlying assumptions do not come to fruition. The Fund acknowledges that, notwithstanding the foregoing, the safe harbor for forward-looking statements under the Private Securities Litigation Reform Act of 1995 does not apply to investment companies such as the Fund.

PROSPECTUS SUMMARY

This is only a summary. You should review the more detailed information contained elsewhere in this Prospectus and any related prospectus supplement and in the Statement of Additional Information (the “SAI”).

The Fund	Nuveen Dynamic Municipal Opportunities Fund (the “Fund”) is a diversified, closed-end management investment company. See “The Fund.” The Fund’s common shares, $0.01 par value per share (“Common Shares”), are traded on the New York Stock Exchange (the “NYSE”) under the symbol “NDMO.” Preferred Shares and/or Rights issued by the Fund may also be listed on a securities exchange.

The closing price of the Common Shares, as reported by the NYSE on August 15, 2024, was $10.88 per Common Share. The net asset value (“NAV”) of the Common Shares at the close of business on that same date was $11.24 per Common Share. As of July 31, 2024, the Fund had 59,562,212 Common Shares outstanding and net assets applicable to Common Shares of $668,085,662. See “Description of Shares.”

The Offering	The Fund may offer, from time to time, in one or more offerings, with a maximum aggregate dollar offering price of up to $363,851,781.95, Common Shares, preferred shares (“Preferred Shares”), and/or subscription rights to purchase Common Shares (“Rights,” and collectively with Common Shares and Preferred Shares, “Securities”), in any combination, on terms to be determined at the time of the offering. The Fund may offer and sell such Securities directly to one or more purchasers, to or through underwriters, through dealers or agents that the Fund designates from time to time, or through a combination of these methods. The prospectus supplement relating to any offering of Securities will describe such offering, including, as applicable, the names of any underwriters, dealers or agents and information regarding any applicable purchase price, fee, commission or discount arrangements made with those underwriters, dealers or agents or the basis upon which such amount may be calculated. For more information about the manners in which the Fund may offer Securities, see “Plan of Distribution.” The prospectus supplement relating to any Rights offering will set forth the number of Common Shares issuable upon the exercise of each Right (or number of Rights) and the other terms of such Rights offering. The minimum price on any day at which the Common Shares may be sold will not be less than the NAV per Common Share at the time of the offering plus the per share amount of any underwriting commission or discount; provided that Rights offerings that meet certain conditions may be offered at a price below the then current NAV. See “Rights Offerings.”

The Fund may not sell any Securities through agents, underwriters or dealers without delivery, or deemed delivery, of a prospectus, including the appropriate prospectus supplement, describing the method and terms of the particular offering of such Securities. You should read this Prospectus and the applicable prospectus supplement carefully before you invest in our Securities.

1

Investment Objective and Policies	Please refer to the section of the Fund’s most recent annual report on Form N-CSR entitled “Shareholder Update—Current Investment Objectives, Investment Policies and Principal Risks of the Funds—Investment Objective” and “—Investment Policies,” as such investment objective and investment policies may be supplemented from time to time, which are incorporated by reference herein, for a discussion of the Fund’s investment objective and policies.

There can be no assurance that such strategies will be successful. For a more complete discussion of the Fund’s portfolio composition and its corresponding risks, see “The Fund’s Investments” and “Risk Factors.”

Limited Term; Eligible Tender Offer

The Fund’s Declaration of Trust provides that the Fund will have a limited period of existence and will terminate as of the close of business on the first business day of the month that follows the twelfth anniversary of the effective date of the initial registration statement of the Fund, which is September 1, 2032 (the “Stated Termination Date”); provided that the Board of Trustees may, in its sole discretion and without any action by the shareholders of the Fund, by vote of a majority of the then Board of Trustees with notice to the shareholders, extend the Fund’s term for up to two one-year periods (in the event that the term of the Fund has been so extended, the termination date shall be referred to as the “Extended Termination Date” and the later of the Stated Termination Date and the Extended Termination Date is referred to as the “Termination Date”); furthermore, notwithstanding the foregoing, the Board of Trustees may determine to cause the Fund to conduct an Eligible Tender Offer (as defined below). If the Eligible Tender Offer is completed, the Board of Trustees may, in its sole discretion and without any action by the shareholders of the Fund, by vote of a majority of the then Board of Trustees, provide that the Fund may continue without limitation of time, subject to the terms and conditions described below. If an Eligible Tender Offer is not conducted, the Fund will, no later than the Termination Date, cease investment operations, retire or redeem its leverage facilities, liquidate its investment portfolio (to the extent possible) and, on or after the Termination Date, the Fund will distribute all of its liquidated net assets to shareholders of record of Common Shares (“Common Shareholders”) in one or more distributions.

Eligible Tender Offer. The Declaration of Trust provides that an eligible tender offer (an “Eligible Tender Offer”) is a tender offer by the Fund to purchase up to 100% of the then-outstanding Common Shares as of a date within the 6-18 months preceding the Termination Date. Shareholders who properly tender Common Shares in the Eligible Tender Offer will receive a purchase price equal to the NAV per share on the expiration date of the Eligible Tender Offer. In an Eligible Tender Offer, the Fund will offer to purchase all outstanding Common Shares held by each Common Shareholder. At the time of the Eligible Tender Offer, the Board of Trustees will determine the minimum net assets the Fund must retain following the Eligible Tender Offer to ensure the Fund’s continued viability (the “Termination Threshold”). The Termination Threshold will be based on prevailing market conditions at the time of the Eligible Tender Offer.

If the number of Common Shares properly tendered in an Eligible Tender Offer would result in the Fund’s net assets totaling greater than the Termination Threshold, the Fund will purchase all Common Shares properly tendered and not withdrawn pursuant to the terms of the Eligible Tender Offer and following the completion of such Eligible Tender Offer, the Board of Trustees may, in its sole discretion and without any action by the shareholders of the Fund, provide that the Fund may continue without limitation of time. See “Risks—Fund Level and Other Risks—Limited Term and Tender Offer Risks.” as each such risk is contained in the section of the Fund’s most recent annual report on Form N-CSR entitled “Shareholder Update—Current Investment Objectives, Investment Policies and Principal Risks of the Funds—Principal Risks of the Funds.” In making this decision, the Board of Trustees will take such actions with respect to the Fund’s continued operations as it deems to be in the best interests of the Fund, based on market conditions at such time, the extent of Common Shareholder participation in the Eligible Tender Offer and all other factors deemed relevant by the Board of Trustees in consultation with the Fund’s investment adviser, Nuveen Fund Advisors, LLC (“Nuveen Fund Advisors”), taking into account that Nuveen Fund Advisors may have a potential conflict of interest in seeking to convert the Fund to a fund with a continued existence without limitation of time.

If the number of properly tendered Common Shares would result in the Fund’s net assets totaling less than the Termination Threshold if the Eligible Tender Offer were consummated, the Eligible Tender Offer will be terminated, no Common Shares will be repurchased pursuant to the Eligible Tender Offer and the Fund will begin (or continue) liquidating its investment portfolio and proceed to terminate on the Termination Date.

Any Eligible Tender Offer would be made, and Common Shareholders would be notified thereof, in accordance with the Declaration of Trust, the 1940 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the applicable tender offer rules thereunder (including Rule 13e-4 and Regulation 14E under the 1934 Act).

Termination, Liquidation. Unless the Fund’s existence is continued without limitation of time, as described under “—Eligible Tender Offer” above, no later than the Termination Date, the Fund will cease investment operations, retire or redeem its leverage facilities, liquidate its investment portfolio (to the extent possible) and, on or after the Termination Date, the Fund will distribute all of its liquidated net assets to Common Shareholders of record in one or more distributions. In determining whether to extend the Fund’s term, the Board of Trustees may consider a number of factors, including, without limitation, whether the Fund would be unable to sell its assets at favorable prices in a time frame consistent with the Termination Date due to lack of market liquidity or other adverse market conditions, or whether market conditions are such that it is reasonable to believe that, with an extension, the Fund’s remaining assets would appreciate and generate income in an amount that, in the aggregate, is meaningful relative to the cost and expense of continuing the Fund’s operations.

2

Nuveen Fund Advisors and Nuveen Asset Management, LLC (“Nuveen Asset Management”) will seek to manage the Fund’s investment portfolio consistent with the Fund’s obligation to cease operations on the Termination Date. To that end, Nuveen Fund Advisors and Nuveen Asset Management intend to seek municipal securities that they reasonably expect can be sold or otherwise exited at favorable prices on or before the Termination Date. However, there is no assurance that a market or other exit strategy will be available for the Fund’s less liquid investments. As the Termination Date approaches, Nuveen Fund Advisors and Nuveen Asset Management expect to seek to liquidate the Fund’s less liquid investments. As a result, based on prevailing market conditions, available investment opportunities and other factors, the Fund may invest the proceeds from the sale of such investments in money market mutual funds, cash, cash equivalents, securities issued or guaranteed by the U.S. government or its instrumentalities or agencies, high quality short-term money market instruments, short-term debt securities, certificates of deposit, bankers’ acceptances and other bank obligations, commercial paper or other liquid debt securities. As a result, as the Termination Date approaches, the Fund’s monthly cash distributions may decline, and there can be no assurance that the Fund will achieve its investment objective or that its investment strategies will be successful.

Depending on a variety of factors, including the performance of the Fund’s investment portfolio over the period of its operations, the amount distributed to Common Shareholders in connection with its termination or paid to participating Common Shareholders upon completion of an Eligible Tender Offer may be less, and potentially significantly less, than such Common Shareholders’ original investment. The Fund’s final distribution to Common Shareholders on the Termination Date and the amount paid to participating Common Shareholders upon completion of an Eligible Tender Offer will be based upon the Fund’s NAV at such time, and initial investors and any investors that purchase Common Shares after the completion of this offering may receive less, and potentially significantly less, than their original investment.

Because the Fund’s assets will be liquidated in connection with its termination or to pay for Common Shares tendered in an Eligible Tender Offer, the Fund may be required to sell portfolio securities when it otherwise would not, including at times when market conditions are not favorable, which may cause the Fund to lose money. The Fund will make a distribution on the Termination Date of all cash raised from the liquidation of its assets prior to that time. However, given the nature of certain of the Fund’s investments, the Fund may be unable to liquidate certain of its investments until the Termination Date. In this case, the Fund may make one or more additional distributions after the Termination Date of any cash received from the ultimate liquidation of those investments. This would delay distribution payments, perhaps for an extended period of time, and there can be no assurance that the total value of the cash distribution made on the Termination Date and such subsequent distributions, if any, will equal the Fund’s NAV on the Termination Date, depending on the ultimate results of such post-Termination Date asset liquidations. If, as a result of lack of market liquidity or other adverse market conditions, the Board of Trustees determines it is in the best interests of the Fund, the Fund may transfer any portfolio investments that remain unsold on the Termination Date to a liquidating trust and distribute interests in such liquidating trust to Common Shareholders as part of the Fund’s final distribution. Interests in the liquidating trust are expected to be nontransferable, except by operation of law. The liquidating trust will seek to liquidate such remaining investments for the benefit of the Common Shareholders as soon as practicable following the Termination Date. However, there can be no assurance as to the timing of or the value obtained from such liquidation. See “Risks—Fund Level and Other Risks—Limited Term and Tender Offer Risks.” as each such risk is contained in the section of the Fund’s most recent annual report on Form N-CSR entitled “Shareholder Update—Current Investment Objectives, Investment Policies and Principal Risks of the Funds—Principal Risks of the Funds.”

Investment Adviser	Nuveen Fund Advisors, the Fund’s investment adviser, is responsible for overseeing the Fund’s overall investment strategy and its implementation. Nuveen Fund Advisors offers advisory and investment management services to a broad range of investment company clients. Nuveen Fund Advisors has overall responsibility for management of the Fund, oversees the management of the Fund’s portfolio, manages the Fund’s business affairs and provides certain clerical, bookkeeping and other administrative services. Nuveen Fund Advisors is located at 333 West Wacker Drive, Chicago, Illinois 60606. Nuveen Fund Advisors is an indirect subsidiary of Nuveen, LLC (“Nuveen”), the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). TIAA is a life insurance company founded in 1918 by the Carnegie Foundation for the Advancement of Teaching and is the companion organization of College Retirement Equities Fund. As of June 30, 2024, Nuveen managed approximately $1.2 trillion in assets, of which approximately $145.5 billion was managed by Nuveen Fund Advisors.

Sub-Adviser	Nuveen Asset Management serves as the Fund’s sub-adviser. Nuveen Asset Management, a registered investment adviser, is a wholly-owned subsidiary of Nuveen Fund Advisors. Nuveen Asset Management oversees the day-to-day investment operations of the Fund.

Use of Leverage	The Fund uses leverage to pursue its investment objective. The Fund may use leverage to the extent permitted by the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund may source leverage through a number of methods, including through issuing Preferred Shares of beneficial interest, which have seniority over the Common Shares, borrowings the issuance of debt securities, entering into reverse repurchase agreements (effectively a borrowing), and investing in residual interest certificates of tender option bond trusts, also called inverse floating rate securities, that have the economic effect of leverage because the Fund’s investment exposure to the underlying bonds held by the trust have been effectively financed by the trust’s issuance of floating rate certificates. In addition, the Fund may also use other forms of leverage including, but not limited to, portfolio investments that have the economic effect of leverage.

3

Currently, the Fund employs leverage through its outstanding MuniFund Preferred Shares (“MFP Shares”), which have seniority over the Common Shares. The Fund also currently invests in residual interest certificates of tender option bond trusts, also called inverse floating rate securities, that have the economic effect of leverage because the Fund’s investment exposure to the underlying bonds held by the trust have been effectively financed by the trust’s issuance of floating rate certificates.

Reverse repurchase agreements involve the sale of securities held by the Fund with an agreement to repurchase the securities at an agreed-upon price, date and interest payment. Selling a portfolio security and agreeing to buy it back under a reverse repurchase agreement is economically equivalent to borrowing.

In pursuit of its investment objective, the Fund has the ability to actively and dynamically reduce or increase the amount and type of leverage based upon changes in market conditions, composition of the Fund’s holdings and remaining time until the Fund’s termination date. The Fund’s leverage ratio varies from time to time based upon such changes in the amount of leverage used and variations in the value of the Fund’s holdings. So long as the net income received on the Fund’s investments purchased with leverage proceeds exceeds the then current expense on any leverage, the investment of leverage proceeds will generate more net income than if the Fund had not used leverage. Under these circumstances, the excess net income will be available to pay higher distributions to Common Shareholders. However, if the net income received from the Fund’s portfolio investments purchased with leverage is less than the then current expense on outstanding leverage, the Fund may be required to utilize other Fund assets to make expense payments on outstanding leverage, which may result in a decline in Common Share NAV and reduced net investment income available for distribution to Common Shareholders.

The Fund pays a management fee to Nuveen Fund Advisors (which in turn pays a portion of such fee to Nuveen Asset Management) based on a percentage of Managed Assets. Managed Assets include the proceeds realized and managed from the Fund’s use of most types of leverage (excluding the leverage exposure attributable to the use of futures, swaps and similar derivatives). Because Managed Assets include the Fund’s net assets as well as assets that are attributable to the Fund’s investment of the proceeds of its leverage, the Fund’s Managed Assets are greater than its net assets. Nuveen Fund Advisors and Nuveen Asset Management are responsible for using leverage to pursue the Fund’s investment objective. Nuveen Fund Advisors and Nuveen Asset Management base their decision regarding whether and how much leverage to use for the Fund, and the terms of that leverage, on their assessment of whether such use of leverage is in the best interests of the Fund. However, a decision to employ or increase leverage has the effect, all other things being equal, of increasing Managed Assets, and in turn Nuveen Fund Advisors’ and Nuveen Asset Management’s management fees. Thus, Nuveen Fund Advisors and Nuveen Asset Management may have a conflict of interest in determining whether to use or increase leverage. Nuveen Fund Advisors and Nuveen Asset Management seek to manage that potential conflict by recommending to the Board of Trustees to leverage the Fund (or increase such leverage) only when they determine that such action would be in the best interests of the Fund and its Common Shareholders, and by periodically reviewing with the Board of Trustees the Fund’s performance and the impact of the use of leverage on that performance.

The Fund may borrow for temporary purposes as permitted by the 1940 Act. The use of leverage creates additional risks for Common Shareholders, including increased variability of the Fund’s NAV, net income and distributions in relation to market changes. There is no assurance that the Fund will use leverage. The Fund’s use of leverage may not work as planned or achieve its goals.

4

Distributions	The Fund pays regular monthly cash distributions to Common Shareholders (stated in terms of a fixed cents per Common Share dividend distribution rate which may be set from time to time). The Fund intends to distribute all or substantially all of its net investment income each year through its regular monthly distributions and to distribute realized capital gains at least annually. In addition, in any monthly period, to maintain its declared per common share distribution amount, the Fund may distribute more or less than its net investment income during the period. In the event the Fund distributes more than its net investment income, such distributions may also include realized gains and/or a return of capital. To the extent that a distribution includes a return of capital the NAV per share may erode. If a distribution includes anything other than net investment income, the Fund provides a notice of the best estimate of its distribution sources at the time. See “Distributions.”

The Fund reserves the right to change its distribution policy and the basis for establishing the rate of its monthly distributions at any time and may do so without prior notice to Common Shareholders.

Custodian and Transfer Agent	State Street Bank and Trust Company serves as the Fund’s custodian, and Computershare Inc. and Computershare Trust Company, N.A. serves as the Fund’s transfer agent for the Common Shares. The corresponding agent for any Preferred Shares will be identified in the related prospectus supplement. See “Custodian and Transfer Agent.”

Risk Factors	Investment in the Fund involves risk. The Fund is designed as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program. Please refer to the section of the Fund’s most recent annual report on Form N-CSR entitled “Shareholder Update—Current Investment Objectives, Investment Policies and Principal Risks of the Funds—Principal Risks of the Funds,” as such principal risks may be supplemented from time to time, which is incorporated by reference herein, for a discussion of the principal risks you should consider before making an investment in the Fund. The specific risks applicable to a particular offering of Securities will be set forth in the related prospectus supplement.

5

Use of Proceeds	Unless otherwise specified in a prospectus supplement, the Fund will use the net proceeds from any offering of Securities, pursuant to this Prospectus, to make investments in accordance with the Fund’s investment objective. See “Use of Proceeds.”

Federal Income Tax	The Fund has elected to be treated, and intends to qualify each year, as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). To qualify for the favorable U.S. federal income tax treatment generally accorded to a RIC under Subchapter M of the Code the Fund must, among other requirements, derive in each taxable year at least 90% of its gross income from certain prescribed sources and satisfy a diversification test on a quarterly basis. If the Fund fails to satisfy the qualifying income or diversification requirements in any taxable year, the Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures of the diversification requirements where the Fund corrects the failure within a specified period. In order to be eligible for the relief provisions with respect to a failure to meet the diversification requirements, the Fund may be required to dispose of certain assets. If these relief provisions were not available to the Fund and it were to fail to qualify for treatment as a RIC for a taxable year, all of its taxable income (including its net capital gain) would be subject to tax at the 21% regular corporate rate without any deduction for distributions to shareholders, and such distributions would be taxable as ordinary dividends to the extent of the Fund’s current and accumulated earnings and profits. To qualify to pay exempt-interest dividends, which are treated as items of interest excludable from gross income for federal income tax purposes, at least 50% of the value of the total assets of the Fund must consist of obligations exempt from regular income tax as of the close of each quarter of the Fund’s taxable year. If the proportion of taxable investments held by the Fund exceeds 50% of the Fund’s total assets as of the close of any quarter of any Fund taxable year, the Fund will not for that taxable year satisfy the general eligibility test that otherwise permits it to pay exempt-interest dividends.

See “Fund Tax Risk,” as contained in the section of the Fund’s most recent annual report on Form N-CSR entitled “Shareholder Update—Current Investment Objectives, Investment Policies and Principal Risks of the Funds—Principal Risks of the Funds—Fund Level and Other Risks.”

Governing Law	The Fund’s Declaration of Trust (the “Declaration of Trust”) is, and each Statement and Statement Supplement for Preferred Shares will be, governed by the laws of the Commonwealth of Massachusetts.

6

SUMMARY OF FUND EXPENSES

Please refer to the section of the Fund’s most recent annual report on Form N-CSR entitled “Shareholder Update—Current Investment Objectives, Investment Policies and Principal Risks of the Funds—Updated Disclosures for Funds with an Effective Shelf Offering Registration Statement—Summary of Fund Expenses,” which is incorporated by reference herein, for a discussion of fees and expenses of the Fund.

FINANCIAL HIGHLIGHTS

The Fund’s financial highlights for the fiscal years ended October 31, 2023, October 31, 2022, October 31, 2021 and the fiscal period August 26, 2020 (commencement of operations) through October  31, 2020, are incorporated by reference from the Fund’s Annual Report for the fiscal year ended October 31, 2023 (File No. 811-23489), as filed with the SEC on Form N-CSR on January 5, 2024. The financial highlights for each of these fiscal periods have been derived from financial statements audited by KPMG LLP, the Fund’s independent registered public accounting firm, for the last four fiscal periods. KPMG LLP has not reviewed or examined any records, transactions or events after the date of such reports. The information with respect to the six months ended April 30, 2024 is unaudited and is included in the Fund’s 2024 Semi-Annual Report which is incorporated herein by reference. A copy of the Fund’s Annual Report and Semi-Annual Report may be obtained from www.sec.gov or by visiting www.nuveen.com.

TRADING AND NET ASSET VALUE INFORMATION

Please refer to the section of the Fund’s most recent annual report on Form N-CSR entitled “Shareholder Update—Current Investment Objectives, Investment Policies and Principal Risks of the Funds—Updated Disclosures for Funds with an Effective Shelf Offering Registration Statement—Trading and Net Asset Value Information,” which is incorporated by reference herein, for a discussion of the following information for the periods indicated: (i) the high and low market prices for Common Shares reported as of the end of the day on the NYSE, (ii) the high and low net asset values of Common Shares, and (iii) the high and low of the premium/(discount) to net asset value (expressed as a percentage) of Common Shares.

The net asset value per Common Share, the market price, and percentage of premium/(discount) to net asset value per Common Share on August 15, 2024, $11.24, $10.88 and (3.20)%, respectively. As of July 31, 2024, the Fund had 59,562,212 Common Shares outstanding and net assets applicable to Common Shares of $668,085,662.

THE FUND

The Fund is a diversified, closed-end management investment company registered under the 1940 Act. The Fund was organized as a Massachusetts business trust on November 4, 2019, pursuant to the Declaration of Trust, which is governed by the laws of the Commonwealth of Massachusetts. The Fund’s Common Shares are listed on the NYSE under the symbol “NDMO.” Preferred Shares and/or Rights issued by the Fund may also be listed on a securities exchange.

The following provides information about the Fund’s outstanding Common Shares and Preferred Shares as of July 31, 2024:

Title of Class	Amount Authorized	Amount Held by the Fund or for its Account	Amount Outstanding
Common Shares	Unlimited	0	59,562,212
Preferred Shares	Unlimited	0	0
Series A MFP Shares	2,400	0	2,400

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USE OF PROCEEDS

Unless otherwise specified in a prospectus supplement, the net proceeds from any offering will be invested in accordance with the Fund’s investment objective and policies as stated below. Pending investment, the timing of which may vary depending on the size of the investment but in no case is expected to exceed 30 days, it is anticipated that the proceeds will be invested in high-quality, short-term investments. See “Use of Leverage.”

THE FUND’S INVESTMENTS

Investment Objective and Policies

Please refer to the section of the Fund’s most recent annual report on Form N-CSR entitled “Shareholder Update—Current Investment Objectives, Investment Policies and Principal Risks of the Funds—Investment Objective” and “—Investment Policies,” as such investment objective and investment policies may be supplemented from time to time, which is incorporated by reference herein, for a discussion of the Fund’s investment objective and policies.

Portfolio Composition and Other Information

Please refer to the section of the Fund’s most recent annual report on Form N-CSR entitled “Shareholder Update—Current Investment Objectives, Investment Policies and Principal Risks of the Funds—Investment Policies—Portfolio Contents,” as such portfolio contents may be supplemented from time to time, which is incorporated by reference herein, for a discussion of the investments principally included in the Fund’s portfolio. More detailed information about the Fund’s portfolio investments are contained in the SAI under “The Fund’s Investments.”

Portfolio Turnover

The Fund may engage in portfolio trading when considered appropriate, but short-term trading will not be used as the primary means of achieving the Fund’s investment objective. For the fiscal year ended October 31, 2023, the Fund’s portfolio turnover rate was 79%. For the six months ended April 30, 2024, the Fund's portfolio turnover was 42% (unaudited). However, there are no limits on the Fund’s rate of portfolio turnover, and investments may be sold without regard to length of time held when, in Nuveen Asset Management’s opinion, investment considerations warrant such action. A higher portfolio turnover rate would result in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. Although these commissions and expenses are not reflected in the Fund’s “Total Annual Expenses” disclosed in the Fund’s most recent annual report on Form N-CSR, they will be reflected in the Fund’s total return. In addition, high portfolio turnover may result in the realization of net short-term capital gains by the Fund which, when distributed to shareholders, will be taxable as ordinary income. See “Tax Matters.”

Other Policies

Certain investment policies specifically identified in the SAI as such are considered fundamental and may not be changed without shareholder approval. See “Investment Restrictions” in the SAI.

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LIMITED TERM; ELIGIBLE TENDER OFFER

The Fund’s Declaration of Trust provides that the Fund will have a limited period of existence and will terminate as of the close of business on the first business day of the month that follows the twelfth anniversary of the effective date of the initial registration statement of the Fund, which is September 1, 2032 (the “Stated Termination Date”); provided that the Board of Trustees may, in its sole discretion and without any action by the shareholders of the Fund, by vote of a majority of the then Board of Trustees with notice to the shareholders, extend the Fund’s term for up to two one year periods (in the event that the term of the Fund has been so extended, the termination date shall be referred to as the “Extended Termination Date” and the later of the Stated Termination Date and the Extended Termination Date is referred to as the “Termination Date”); furthermore, notwithstanding the foregoing, the Board of Trustees may determine to cause the Fund to conduct an Eligible Tender Offer (as defined below). If the Eligible Tender Offer is completed, the Board of Trustees may, in its sole discretion and without any action by the shareholders of the Fund, by vote of a majority of the then Board of Trustees, provide that the Fund may continue without limitation of time, subject to the terms and conditions described below. If an Eligible Tender Offer is not conducted, the Fund will, no later than the Termination Date, cease investment operations, retire or redeem its leverage facilities, liquidate its investment portfolio (to the extent possible) and, on or after the Termination Date, the Fund will distribute all of its liquidated net assets to Common Shareholders of record in one or more distributions.

Eligible Tender Offer.    The Declaration of Trust provides that an eligible tender offer (an “Eligible Tender Offer”) is a tender offer by the Fund to all holders of outstanding Common Shares as of a date within the 6-18 months preceding the Termination Date. If the tender offer is completed, Shareholders who properly tender Common Shares in the Eligible Tender Offer will receive a purchase price equal to the NAV per share on the expiration date of the Eligible Tender Offer. In an Eligible Tender Offer, the Fund will offer to purchase all outstanding Common Shares held by each Common Shareholder. At the time of the Eligible Tender Offer, the Board of Trustees will determine the minimum net assets the Fund must retain following the Eligible Tender Offer to ensure the Fund’s continued viability (the “Termination Threshold”). The Termination Threshold will be based on prevailing market conditions at the time of the Eligible Tender Offer.

If the number of Common Shares properly tendered in an Eligible Tender Offer would result in the Fund’s net assets totaling greater than the Termination Threshold, the Fund will purchase all Common Shares properly tendered and not withdrawn pursuant to the terms of the Eligible Tender Offer and following the completion of such Eligible Tender Offer, the Board of Trustees may, in its sole discretion and without any action by the shareholders of the Fund, provide that the Fund may continue without limitation of time. See “Risks—Fund Level and Other Risks—Limited Term and Tender Offer Risks” as each such risk is contained in the section of the Fund’s most recent annual report on Form N-CSR entitled “Shareholder Update—Current Investment Objectives, Investment Policies and Principal Risks of the Funds—Principal Risks of the Funds.” In making this decision, the Board of Trustees will take such actions with respect to the Fund’s continued operations as it deems to be in the best interests of the Fund, based on market conditions at such time, the extent of Common Shareholder participation in the Eligible Tender Offer and all other factors deemed relevant by the Board of Trustees in consultation with Nuveen Fund Advisors, taking into account that Nuveen Fund Advisors may have a potential conflict of interest in seeking to convert the Fund to a fund with a continued existence without limitation of time.

If the number of properly tendered Common Shares would result in the Fund’s net assets totaling less than the Termination Threshold if the Eligible Tender Offer were consummated, the Eligible Tender Offer will be terminated, no Common Shares will be repurchased pursuant to the Eligible Tender Offer and the Fund will begin (or continue) liquidating its investment portfolio and proceed to terminate on the Termination Date.

Any Eligible Tender Offer would be made, and Common Shareholders would be notified thereof, in accordance with the Declaration of Trust, the 1940 Act, the 1934 Act and the applicable tender offer rules thereunder (including Rule 13e-4 and Regulation 14E under the 1934 Act).

Termination, Liquidation.    Unless the Fund’s existence is continued without limitation of time, as described under “—Eligible Tender Offer” above, no later than the Termination Date, the Fund will cease investment operations, retire or redeem its leverage facilities, liquidate its investment portfolio (to the extent possible) and, on or after the Termination Date, the Fund will distribute all of its liquidated net assets to Common Shareholders of record in one or more distributions. In determining whether to extend the Fund’s term, the Board of Trustees may consider a number of factors, including, without limitation, whether the Fund would be unable to sell its assets at favorable prices in a time frame consistent with the Termination Date due to lack of market liquidity or other adverse market conditions, or whether market conditions are such that it is reasonable to believe that, with an extension, the Fund’s remaining assets would appreciate and generate income in an amount that, in the aggregate, is meaningful relative to the cost and expense of continuing the Fund’s operations.

Nuveen Fund Advisors and Nuveen Asset Management will seek to manage the Fund’s investment portfolio consistent with the Fund’s obligation to cease operations on the Termination Date. To that end, Nuveen Fund Advisors and Nuveen Asset Management intend to seek municipal securities that they reasonably expect can be sold or otherwise exited at favorable prices on or before the Termination Date. However, there is no assurance that a market or other exit strategy will be available for the Fund’s less liquid investments. As the Termination Date approaches, Nuveen Fund Advisors and Nuveen Asset Management expect to seek to liquidate the Fund’s less liquid investments. As a result, based on prevailing market conditions, available investment opportunities and other factors, the Fund may invest the proceeds from the sale of such investments in money market mutual funds, cash, cash equivalents, securities issued or guaranteed by the U.S. government or its instrumentalities or agencies, high quality short-term money market instruments, short-term debt securities, certificates of deposit, bankers’ acceptances and other bank obligations, commercial paper or other liquid debt securities. As a result, as the Termination Date approaches, the Fund’s monthly cash distributions may decline, and there can be no assurance that the Fund will achieve its investment objective or that its investment strategies will be successful.

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Depending on a variety of factors, including the performance of the Fund’s investment portfolio over the period of its operations, the amount distributed to Common Shareholders in connection with its termination or paid to participating Common Shareholders upon completion of an Eligible Tender Offer may be less, and potentially significantly less, than such Common Shareholders’ original investment. The Fund’s final distribution to Common Shareholders on the Termination Date and the amount paid to participating Common Shareholders upon completion of an Eligible Tender Offer will be based upon the Fund’s NAV at such time, and initial investors and any investors that purchase Common Shares after the completion of this offering may receive less, and potentially significantly less, than their original investment.

Because the Fund’s assets will be liquidated in connection with its termination or to pay for Common Shares tendered in an Eligible Tender Offer, the Fund may be required to sell portfolio securities when it otherwise would not, including at times when market conditions are not favorable, which may cause the Fund to lose money. The Fund will make a distribution on the Termination Date of all cash raised from the liquidation of its assets prior to that time. However, given the nature of certain of the Fund’s investments, the Fund may be unable to liquidate certain of its investments until the Termination Date. In this case, the Fund may make one or more additional distributions after the Termination Date of any cash received from the ultimate liquidation of those investments. This would delay distribution payments, perhaps for an extended period of time, and there can be no assurance that the total value of the cash distribution made on the Termination Date and such subsequent distributions, if any, will equal the Fund’s NAV on the Termination Date, depending on the ultimate results of such post-Termination Date asset liquidations. If, as a result of lack of market liquidity or other adverse market conditions, the Board of Trustees determines it is in the best interests of the Fund, the Fund may transfer any portfolio investments that remain unsold on the Termination Date to a liquidating trust and distribute interests in such liquidating trust to Common Shareholders as part of the Fund’s final distribution. Interests in the liquidating trust are expected to be nontransferable, except by operation of law. The liquidating trust will seek to liquidate such remaining investments for the benefit of the Common Shareholders as soon as practicable following the Termination Date. However, there can be no assurance as to the timing of or the value obtained from such liquidation. See “Risks—Fund Level and Other Risks—Limited Term and Tender Offer Risks.” as each such risk is contained in the section of the Fund’s most recent annual report on Form N-CSR entitled “Shareholder Update—Current Investment Objectives, Investment Policies and Principal Risks of the Funds—Principal Risks of the Funds.”

 USE OF LEVERAGE

The Fund uses leverage to pursue its investment objective. The Fund may use leverage to the extent permitted by the 1940 Act. The Fund may source leverage through a number of methods including through issuing Preferred Shares, borrowings, the issuance of debt securities, entering into reverse repurchase agreements (effectively a borrowing), and investing in residual interest certificates of tender option bond trusts, also called inverse floating rate securities, that have the economic effect of leverage because the Fund’s investment exposure to the underlying bonds held by the trust have been effectively financed by the trust’s issuance of floating rate certificates. See “The Fund’s Investments—Portfolio Composition—Municipal Securities—Inverse Floating Rate Securities” and “Investment Restrictions” in the SAI. For a discussion of risks, see “Portfolio Level Risks—Inverse Floating Rate Securities Risk” and “Fund Level and Other Risks—Reverse Repurchase Agreement Risk,” as each such risk is contained in the section of the Fund’s most recent annual report on Form N-CSR entitled “Shareholder Update—Current Investment Objectives, Investment Policies and Principal Risks of the Funds—Principal Risks of the Funds.” The Fund may also use certain derivatives and other forms of leverage that have the economic effect of leverage by creating additional investment exposure.

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Currently, the Fund employs leverage through its outstanding MFP Shares which have seniority over the Common Shares. The Fund currently also invests in residual interest certificates of tender option bond trusts, also called inverse floating rate securities, that have the economic effect of leverage because the Fund’s investment exposure to the underlying bonds held by the trust have been effectively financed by the trust’s issuance of floating rate certificates.

The Fund may issue “senior securities” as defined under the 1940 Act. “Senior securities” include (i) the issuance of Preferred Shares; (ii) borrowings (including loans from financial institutions); and (iii) the issuance of debt securities. “Senior securities” have seniority over the Common Shares in regard to the income and assets of the Fund.

Reverse repurchase agreements involve the sale of securities held by the Fund with an agreement to repurchase the securities at an agreed-upon price, date and interest payment. Selling a portfolio security and agreeing to buy it back under a reverse repurchase agreement is economically equivalent to borrowing.

The Fund may use derivatives, such as interest rate swaps with varying terms, in order to hedge duration risk or manage the interest rate expense associated with all or a portion of its leverage. Interest rate swaps are bi-lateral agreements whereby parties agree to exchange future payments, typically based upon the differential of a fixed rate and a variable rate, on a specified notional amount. Interest rate swaps can enable the Fund to effectively convert its variable leverage expense to fixed, or vice-versa. For example, if the Fund issues leverage having a short-term floating rate of interest, the Fund could use interest rate swaps to hedge against a rise in the short-term benchmark interest rates associated with its outstanding leverage. In doing so, the Fund would seek to achieve lower leverage costs, and thereby enhance Common Share distributions, over an extended period, which would be the result if short-term market interest rates on average exceed the fixed interest rate over the term of the swap. To the extent the fixed swap rate is greater than short-term market interest rates on average over the period, overall costs associated with leverage will be greater (and thereby reduce distributions to Common Shareholders) than if the Fund had not entered into the interest rate swap(s).

The Fund also may borrow for temporary purposes as permitted by the 1940 Act.

In pursuit of its investment objective, the Fund has the ability to actively and dynamically reduce or increase the amount and type of leverage based upon changes in market conditions, composition of the Fund’s holdings and remaining time until the Fund’s Termination Date. The Fund’s leverage ratio will vary from time to time based upon such changes in the amount of leverage used and variations in the value of the Fund’s holdings. So long as the net income received from the Fund’s investments purchased with leverage proceeds exceeds the then current expense of any leverage, the investment of the proceeds of leverage will generate more net income than if the Fund had not leveraged itself. Under these circumstances, the excess net income will be available to pay higher distributions to Common Shareholders. However, if the net income received from the Fund’s portfolio investments purchased with the proceeds of leverage is less than the current expense of any leverage, the Fund may be required to utilize other Fund assets to make interest or dividend payments on its leveraging instruments which may result in a decline in Common Share NAV and reduced net investment income available for distribution to Common Shareholders.

The Fund pays a management fee to Nuveen Fund Advisors (which in turn pays a portion of such fee to Nuveen Asset Management) based on a percentage of Managed Assets. Managed Assets include the proceeds realized and managed from the Fund’s use of most types of leverage (excluding the leverage exposure attributable to the use of futures, swaps and similar derivatives). Because Managed Assets include the Fund’s net assets as well as assets that are attributable to the Fund’s investment of the proceeds of its leverage, it is anticipated that the Fund’s Managed Assets will be greater than its net assets. Nuveen Fund Advisors and Nuveen Asset Management are responsible for using leverage to pursue the Fund’s investment objective. Nuveen Fund Advisors and Nuveen Asset Management will base their decision regarding whether and how much leverage to use for the Fund, and the terms of that leverage, on their assessment of whether such use of leverage is in the best interests of the Fund. However, a decision to employ or increase leverage will have the effect, all other things being equal, of increasing Managed Assets and in turn Nuveen Fund Advisors’ and Nuveen Asset Management’s management fees. Thus, Nuveen Fund Advisors and Nuveen Asset Management may have a conflict of interest in determining whether to use or increase leverage. Nuveen Fund Advisors and Nuveen Asset Management will seek to manage that potential conflict by using leverage only when they determine that it would be in the best interests of the Fund and its Common Shareholders, and by periodically reviewing with the Board of Trustees the Fund’s performance and the Fund’s degree of overall use of leverage and the impact of the use of leverage on that performance.

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The 1940 Act generally defines a “senior security” as any bond, debenture, note, or similar obligation or instrument constituting a security and evidencing indebtedness, and any stock of a class having priority over any other class as to distribution of assets or payment of dividends; however, the term does not include any promissory note or other evidence of indebtedness issued in consideration of any loan, extension, or renewal thereof, made for temporary purposes and in an amount not exceeding five percent of the value of the Fund’s total assets. A loan shall be presumed to be for temporary purposes if it is repaid within 60 days and is not extended or renewed.

Under the 1940 Act, the Fund is not permitted to issue “senior securities” that are Preferred Shares if, immediately after the issuance of Preferred Shares, the asset coverage ratio with respect to such Preferred Shares would be less than 200%. With respect to any such Preferred Shares, asset coverage means the ratio which the value of the total assets of the Fund, less all liabilities and indebtedness not represented by senior securities, bears to the aggregate amount of senior securities representing indebtedness of the Fund plus the aggregate liquidation preference of such Preferred Shares.

Under the 1940 Act, the Fund is not permitted to issue “senior securities representing indebtedness” if, immediately after the issuance of such senior securities representing indebtedness, the asset coverage ratio with respect to such senior securities would be less than 300%. “Senior securities representing indebtedness” include borrowings (including loans from financial institutions) and debt securities. “Senior securities representing indebtedness” also include other derivative investments or transactions, such as reverse repurchase agreements, to the extent the Fund has not fully covered, segregated or earmarked cash or liquid assets in accordance with the 1940 Act, the rules thereunder, and applicable positions of the SEC and its staff. With respect to any such senior securities representing debt, asset coverage means the ratio which the value of the total assets of the Fund, less all liabilities and indebtedness not represented by senior securities (as defined in the 1940 Act), bears to the aggregate amount of such borrowing represented by senior securities issued by the Fund.

If the Fund issues senior securities and the asset coverage with respect to such senior securities declines below the required ratios discussed above (as a result of market fluctuations or otherwise), the Fund may sell portfolio securities when it may be disadvantageous to do so.

Certain types of leverage used by the Fund may result in the Fund being subject to certain covenants, asset coverage or other portfolio composition limits by its lenders, debt or preferred securities purchasers, rating agencies that may rate the debt or preferred securities, or reverse repurchase counterparties. Such limitations may be more stringent than those imposed by the 1940 Act and may impact whether the Fund is able to maintain its desired amount of leverage. At this time Nuveen Fund Advisors does not believe that any such potential investment limitations will impede it from managing the Fund’s portfolio in accordance with its investment objective and policies.

Utilization of leverage is a speculative investment technique and involves certain risks to the Common Shareholders, including increased variability of the Fund’s net income, distributions and NAV in relation to market changes. See “Leverage Risk,” as such risk is contained in the section of the Fund’s most recent annual report on Form N-CSR entitled “Shareholder Update—Current Investment Objectives, Investment Policies and Principal Risks of the Funds—Principal Risks of the Funds—Fund Level and Other Risks.” There is no assurance that the Fund will use leverage or that the Fund’s use of leverage will work as planned or achieve its goals.

Effects of Leverage

Please refer to the section of the Fund’s most recent annual report on Form N-CSR entitled “Shareholder Update—Current Investment Objectives, Investment Policies and Principal Risks of the Funds—Effects of Leverage,” as such may be supplemented from time to time, which is incorporated by reference herein, for a discussion of the effects of leverage.

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RISK FACTORS

Risk is inherent in all investing. Investing in any investment company security involves risk, including the risk that you may receive little or no return on your investment or even that you may lose part or all of your investment. Please refer to the section of the Fund’s most recent annual report on Form N-CSR entitled “Shareholder Update—Current Investment Objectives, Investment Policies and Principal Risks of the Funds—Principal Risks of the Funds,” as such principal risks may be supplemented from time to time, which is incorporated by reference herein, for a discussion of the principal risks you should consider before making an investment in the Fund. The specific risks applicable to a particular offering of Securities will be set forth in the related prospectus supplement.

MANAGEMENT OF THE FUND

Trustees and Officers

The Board of Trustees is responsible for the management of the Fund, including supervision of the duties performed by Nuveen Fund Advisors and Nuveen Asset Management. The names and business addresses of the trustees and officers of the Fund and their principal occupations and other affiliations during the past five years are set forth under “Management of the Fund” in the SAI.

Investment Adviser, Sub-Adviser and Portfolio Managers

Investment Adviser. Nuveen Fund Advisors, LLC, the Fund’s investment adviser, is responsible for overseeing the Fund’s overall investment strategy and implementation. Nuveen Fund Advisors offers advisory and investment management services to a broad range of investment company clients. Nuveen Fund Advisors has overall responsibility for management of the Fund, oversees the management of the Fund’s portfolio, manages the Fund’s business affairs and provides certain clerical, bookkeeping and other administrative services. Nuveen Fund Advisors is located at 333 West Wacker Drive, Chicago, Illinois 60606. Nuveen Fund Advisors is an indirect subsidiary of Nuveen, the investment management arm of TIAA. TIAA is a life insurance company founded in 1918 by the Carnegie Foundation for the Advancement of Teaching and is the companion organization of College Retirement Equities Fund. As of June 30, 2024, Nuveen managed approximately $1.2 trillion in assets, of which approximately $145.5 billion was managed by Nuveen Fund Advisors.

Sub-Adviser. Nuveen Asset Management, LLC, 333 West Wacker Drive, Chicago, Illinois 60606, serves as the Fund’s sub-adviser pursuant to a sub-advisory agreement between Nuveen Fund Advisors and Nuveen Asset Management (the “Sub-Advisory Agreement”). Nuveen Asset Management, a registered investment adviser, is a wholly owned subsidiary of Nuveen Fund Advisors. Nuveen Asset Management oversees day-to-day investment operations of the Fund. Pursuant to the Sub-Advisory Agreement, Nuveen Asset Management is compensated for the services it provides to the Fund with a portion of the management fee Nuveen Fund Advisors receives from the Fund. Nuveen Fund Advisors and Nuveen Asset Management retain the right to reallocate investment advisory responsibilities and fees between themselves in the future.

Portfolio Managers. Nuveen Asset Management is responsible for the execution of specific investment strategies and day-to-day investment operations of the Fund. Nuveen Asset Management manages the Nuveen funds using a team of analysts and portfolio managers that focuses on a specific group of funds. The day-to-day operation of the Fund and the execution of its specific investment strategies is the primary responsibility of Daniel J. Close, Stephen J. Candido, and Timothy T. Ryan, the designated portfolio managers of the Fund. Messrs. Close and Candido have served as portfolio managers of the Fund since April 2023 and Mr. Ryan has served as a portfolio manager of the Fund since August 2020.

Daniel J. Close, CFA, Managing Director at Nuveen Asset Management, leads the municipal fixed income strategic direction and investment perspectives forNuveen. He serves as lead portfolio manager for high yield municipal strategies, along with tax-exempt and taxable municipal strategies that include customizedinstitutional portfolios, open-end funds and closed-end funds. Prior to his current role, in 2010, helped establish and expand the platform as Head of Taxable Municipals,and he has deep experience serving clients worldwide. He helps set direction for custom fixed income solutions and asset allocation across multi-sector portfolios. As aleading expert on taxable municipals, he serves as a trusted voice on the complexities of the taxable municipal market. After joining Nuveen in 2000, he was a municipalfixed income research analyst covering the corporate-backed, energy, transportation and utility sectors. He began working in the investment industry in 1998 as an analystat Banc of America Securities. He received his BS in Business from Miami University and his MBA from Northwestern University's J. L. Kellogg School ofManagement. Mr. Close has earned the Chartered Financial Analyst designation and is a member of the CFA Institute and the CFA Society of Chicago.

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Stephen J. Candido, CFA, Managing Director at Nuveen Asset Management, is a portfolio manager for high yield municipal strategies at Nuveen, managing high yield funds and institutional accounts. He also has responsibility for tax-exempt open-end funds and closed-end funds that allocate to both investment grade and high yield municipals. Stephen started working in the investment industry in 1996 when he joined Nuveen in the unit trust division. Prior to his current role, he was a vice president and senior research analyst specializing in high yield sectors including land secured credits, project finance and housing. Stephen was also an assistant vice president for Nuveen's global structured products team beginning in 2005. He also served as the manager of the fixed income unit trust product management and pricing group starting in 2001 and prior to that held positions as an equity research analyst and fixed income pricing analyst. Stephen graduated with a B.S. in Finance from Miami University and an M.B.A. in Finance from the University of Illinois at Chicago. He holds the Chartered Financial Analyst designation and is a member of the CFA Institute and the CFA Society of Chicago.

Timothy T. Ryan, CFA, Managing Director at Nuveen Asset Management, is a portfolio manager for the firm’s SPDR Nuveen Exchange Traded Funds (ETFs) as well as several institutional portfolios. He is also the lead portfolio manager for the Strategic Municipal Opportunities strategy and co-manager for the All American Municipal Bond strategy. Tim joined Nuveen Asset Management as a portfolio manager in 2010 when the firm entered into a sub-advisory agreement with State Street Global Advisors. His portfolio management responsibilities have included overseeing a number of mutual funds as well as separately managed accounts for institutions and individuals. He began his municipal career in 1983 in public finance and switched to asset management in 1991 as a research analyst for Scudder, Stevens and Clark. During his investment management career, he has held positions in credit research, trading and portfolio management at various firms including State Street Global Advisors. Mr. Ryan graduated with a B.S. from the University of Wisconsin and a M.A. in Management from the J.L. Kellogg Graduate School of Management at Northwestern University. Mr. Ryan also holds the Chartered Financial Analyst designation and is a member of the CFA Institute.

Additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers’ ownership of securities in the Fund is provided in the SAI. The SAI is available free of charge by calling (800) 257-8787 or by visiting the Fund’s website at www.nuveen.com. The information contained in, or that can be accessed through, the Fund’s website is not part of this Prospectus or the SAI, except to the extent specifically incorporated by reference herein or in the SAI.

Investment Management and Sub-Advisory Agreements

Investment Management Agreement. Pursuant to an investment management agreement between Nuveen Fund Advisors and the Fund (the “Investment Management Agreement”), the Fund has agreed to pay an annual management fee for the services and facilities provided by Nuveen Fund Advisors, payable on a monthly basis, based on the sum of a fund-level fee and a complex-level fee, as described below.

Fund-Level Fee. The annual fund-level fee for the Fund, payable monthly, is calculated according to the following schedule:

Average Daily Managed Assets*	Fund Level Fee Rate
For the first $125 million	0.7000%
For the next $125 million	0.6875%
For the next $250 million	0.6750%
For the next $500 million	0.6625%
For the next $1 billion	0.6500%
For the next $3 billion	0.6250%
For managed assets over $5 billion	0.6125%

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Complex-Level Fee. The overall complex-level fee, payable monthly, begins at a maximum rate of 0.1600% of the Fund’s average daily managed assets, with breakpoints for eligible complex-level assets above $124.3 billion. Therefore, the maximum management fee rate for the Fund is the Fund-level fee plus 0.1600%. The current overall complex-level fee schedule is as follows:

Complex-Level Asset Breakpoint Level*	Complex-Level Fee
For the first $124.3 billion	0.1600%
For the next $75.7 billion	0.1350%
For the next $200 billion	0.1325%
For eligible assets over $400 billion	0.1300%

*	See “Investment Adviser, Sub-Adviser and Portfolio Managers” in the statement of additional information for more detailed information about the complex-level fee and eligible complex-level assets.

As of July 31, 2024, the complex-level fee rate for the Fund was 0.1572%.

In addition to the fee of Nuveen Fund Advisors, the Fund pays all other costs and expenses of its operations, including compensation of its trustees (other than those affiliated with Nuveen Fund Advisors and Nuveen Asset Management), custodian, transfer agency and dividend disbursing expenses, legal fees, expenses of independent auditors, expenses of repurchasing shares, expenses associated with any borrowings, expenses of issuing any Preferred Shares, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any. All fees and expenses are accrued daily and deducted before payment of dividends to investors.

A discussion regarding the basis for the Board of Trustees' most recent approval of the Investment Management Agreement for the Fund may be found in the Fund’s annual report to shareholders dated October 31 of each year.

Sub-Advisory Agreement. Pursuant to the Sub-Advisory Agreement, Nuveen Asset Management receives from Nuveen Fund Advisors a management fee equal to 50% of the investment management fee paid on the Fund’s average daily Managed Assets. Nuveen Fund Advisors and Nuveen Asset Management retain the right to reallocate investment advisory responsibilities and fees between themselves in the future.

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A discussion regarding the basis for the Board of Trustees' most recent approval of the Sub-Advisory Agreement may be found in the Fund’s annual report to shareholders dated October 31 of each year.

NET ASSET VALUE

The Fund’s NAV per Common Share is determined as of the close of trading (normally 4:00 p.m. Eastern time) on each day the NYSE is open for business. NAV is calculated by taking the market value of the Fund’s total assets, less all liabilities, and dividing by the total number of Common Shares outstanding. The result, rounded to the nearest cent, is the NAV per share.

The Fund utilizes independent pricing services approved by the Board of Trustees to value portfolio instruments at their market value. Independent pricing services typically value non-equity portfolio instruments utilizing a range of market-based inputs and assumptions, including readily available market quotations obtained from broker-dealers making markets in such instruments, cash flows and transactions for comparable instruments. In valuing municipal securities, the pricing services may also consider, among other factors, the yields or prices of municipal securities of comparable quality, type of issue, coupon, maturity and rating and the obligor’s credit characteristics considered relevant by the pricing service or Nuveen Fund Advisors. In pricing certain securities, particularly less liquid and lower quality securities, the pricing services may consider information about a security, its issuer or market activity provided by Nuveen Fund Advisors or Nuveen Asset Management.

If a price cannot be obtained from a pricing service or other pre-approved source, or if the Fund’s valuation designee deems such price to be unreliable, or if a significant event occurs after the close of the local market but prior to the time at which the Fund’s NAV is calculated, a portfolio instrument will be valued at its fair value as determined in good faith by the Fund’s valuation designee. The Fund’s valuation designee may determine that a price is unreliable in various circumstances. For example, a price may be deemed unreliable if it has not changed for an identified period of time, or has changed from the previous day’s price by more than a threshold amount, and recent transactions and/or broker dealer price quotations differ materially from the price in question.

The Board of Trustees has designated Nuveen Fund Advisors as the Fund’s valuation designee pursuant to Rule 2a-5 under the 1940 Act and delegated to Nuveen Fund Advisors the day-to-day responsibility of making fair value determinations. All fair value determinations made by Nuveen Fund Advisors are subject to review by the Board of Trustees. As a general principle, the fair value of a portfolio instrument is the amount that an owner might reasonably expect to receive upon the instrument’s current sale. A range of factors and analysis may be considered when determining fair value, including relevant market data, interest rates, credit considerations and/or issuer specific news. However, fair valuation involves subjective judgments, and it is possible that the fair value determined for a portfolio instrument may be materially different from the value that could be realized upon the sale of that instrument.

DISTRIBUTIONS

The Fund pays regular monthly cash distributions to Common Shareholders (stated in terms of a fixed cents per Common Share dividend distribution rate which may be set from time to time). The Fund intends to distribute all or substantially all of its net investment income each year through its regular monthly distributions and to distribute realized capital gains at least annually. In addition, in any monthly period, to maintain its declared per common share distribution amount, the Fund may distribute more or less than its net investment income during the period. In the event the Fund distributes more than its net investment income, such distributions may also include realized gains and/or a return of capital.

To the extent that a distribution includes a return of capital the NAV per share may erode. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.”

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If the Fund’s distribution includes anything other than net investment income, the Fund will provide a notice to Common Shareholders of its best estimate of the distribution sources at the time of the distribution. These estimates may not match the final tax characterization (for the full year’s distributions) contained in the Common Shareholders’ 1099-DIV forms after the end of the year.

While the Fund intends to distribute all realized capital gains at least annually, the Fund may elect to retain all or a portion of any net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) otherwise allocable to Common Shareholders and pay U.S. federal income tax on the retained gain. As provided under U.S. federal income tax law, Common Shareholders of record as of the end of the Fund’s taxable year will include their share of the retained net capital gain in their income for the year as a long-term capital gain (regardless of their holding period in the common shares), and will be entitled to an income tax credit or refund for the federal income tax deemed paid on their behalf by the Fund. If the Fund’s total distributions during a given year is an amount that exceeds the Fund’s current and accumulated earnings and profits, the excess would be treated by Common Shareholders as return of capital for federal income tax purposes to the extent of the Common Shareholder’s basis in their shares and thereafter as capital gain.

Distributions will be reinvested in additional shares under the Fund’s Dividend Reinvestment Plan unless a shareholder elects to receive cash. The Fund reserves the right to change its distribution policy and the basis for establishing the rate of its monthly distributions at any time and may do so without prior notice to Common Shareholders.

DIVIDEND REINVESTMENT PLAN

Please refer to the section of the Fund’s most recent annual report on Form N-CSR entitled “Shareholder Update—Dividend Reinvestment Plan,” which is incorporated by reference herein, for a discussion of the Fund’s dividend reinvestment plan.

PLAN OF DISTRIBUTION

The Fund may offer and sell Securities from time to time on an immediate, continuous or delayed basis, in one or more offerings under this Prospectus and a related prospectus supplement, on terms to be determined at the time of the offering. The Fund may offer and sell such Securities directly to one or more purchasers, to or through underwriters, through dealers or agents that the Fund designates from time to time, or through a combination of these methods. Sales of Securities may be made in transactions that are deemed to be “at the market” as defined in Rule 415 under the Securities Act of 1933, as amended (the “1933 Act”), including sales made directly on the NYSE or sales made to or through a market maker other than on an exchange.

The prospectus supplement relating to any offering of Securities will describe the terms of such offering, including, as applicable:

●	the names of any agents, underwriters or dealers;

●	any sales loads, underwriting discounts and commissions or agency fees and other items constituting underwriters’ or agents’ compenation;

●	any discounts, commissions, fees or concessions allowed or reallowed or paid to dealers or agents;

●	the public offering or purchase price of the offered Securities, the estimated net proceeds the Fund will receive from the sale and the use of proceeds; and

●	any securities exchange on which the offered Securities may be listed.

The prospectus supplement relating to any Rights offering will set forth the number of Common Shares issuable upon the exercise of each Right (or number of Rights) and the other terms of such Rights offering.

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Direct Sales

The Fund may offer and sell Securities directly to, and solicit offers from, institutional investors or others who may be deemed to be underwriters as defined in the 1933 Act for any resales of Securities. In this case, no underwriters or agents would be involved. The Fund may use electronic media, including the Internet, to sell offered Securities directly. The Fund will describe the terms of any of those sales in a prospectus supplement.

By Agents

The Fund may offer and sell Securities through an agent or agents designated by the Fund from time to time. An agent may sell Securities it has purchased from the Fund as principal to other dealers for resale to investors and other purchasers, and may reallow all or any portion of the discount received in connection with the purchase from the Fund to the dealers. After the initial offering of Securities, the offering price (in the case of Securities to be resold at a fixed offering price), the concession and the discount may be changed.

By Underwriters

If any underwriters are involved in the offer and sale of Securities, such Securities will be acquired by the underwriters and may be resold by them, either at a fixed public offering price established at the time of offering or from time to time in one or more negotiated transactions or otherwise, at prices related to prevailing market prices determined at the time of sale. Unless otherwise set forth in the applicable prospectus supplement, the obligations of the underwriters to purchase Securities will be subject to conditions precedent and the underwriters will be obligated to purchase all Securities described in the prospectus supplement if any are purchased. Any initial public offering price and any discounts or concessions allowed or re-allowed or paid to underwriters may be changed from time to time.

In connection with an offering of Common Shares, if a prospectus supplement so indicates, the Fund may grant the underwriters an option to purchase additional Common Shares at the public offering price, less the underwriting discounts and commissions, within 45 days from the date of the prospectus supplement, to cover any overallotments.

By Dealers

The Fund may offer and sell Securities from time to time through one or more dealers who would purchase the securities as principal. The dealers then may resell the offered Securities to the public at fixed or varying prices to be determined by those dealers at the time of resale. The Fund will set forth the names of the dealers and the terms of the transaction in the prospectus supplement.

General

Any underwriters, dealer or agent participating in an offering of Securities may be deemed to be an “underwriter,” as that term is defined in the 1933 Act, of Securities so offered and sold, and any discounts and commission received by them, and any profit realized by them on resale of the offered Securities for whom they act as agent, may be deemed to be underwriting discounts and commissions under the 1933 Act.

Underwriters, dealers and agents may be entitled, under agreements entered into with the Fund, to indemnification by the Fund against some liabilities, including liabilities under the 1933 Act.

The Fund may offer to sell Securities either at a fixed price or at prices that may vary, at market prices prevailing at the time of sale, at prices related to prevailing market prices or at negotiated prices.

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To facilitate an offering of Common Shares in an underwritten transaction and in accordance with industry practice, the underwriters may engage in transactions that stabilize, maintain, or otherwise affect the market price of the Common Shares or any other Security. Those transactions may include overallotment, entering stabilizing bids, effecting syndicate covering transactions, and reclaiming selling concessions allowed to an underwriter or a dealer.

●	An overallotment in connection with an offering creates a short position in the Common Shares for the underwriter’s own account.

●	An underwriter may place a stabilizing bid to purchase the Common Shares for the purpose of pegging, fixing, or maintaining the price of the Common Shares.

●	Underwriters may engage in syndicate covering transactions to cover overallotments or to stabilize the price of the Common Shares by bidding for, and purchasing, the Common Shares or any other Securities in the open market in order to reduce a short position created in connection with the offering.

●	The managing underwriter may impose a penalty bid on a syndicate member to reclaim a selling concession in connection with an offering when the Common Shares originally sold by the syndicate member are purchased in syndicate covering transactions or otherwise.

Any of these activities may stabilize or maintain the market price of the Securities above independent market levels. Underwriters are not required to engage in these activities and may end any of these activities at any time.

In connection with any Rights offering, the Fund may also enter into a standby underwriting arrangement with one or more underwriters pursuant to which the underwriter(s) will purchase Common Shares remaining unsubscribed for after the Rights offering.

Unless otherwise indicated in the prospectus supplement, each series of offered Preferred Shares will be a new issue of securities for which there currently is no market. Any underwriters to whom Preferred Shares are sold for public offering and sale may make a market in such Preferred Shares as permitted by applicable laws and regulations, but such underwriters will not be obligated to do so, and any such market making may be discontinued at any time without notice. Accordingly, there can be no assurance as to the development or liquidity of any market for the Preferred Shares.

Underwriters, agents and dealers may engage in transactions with or perform services, including various investment banking and other services, for the Fund and/or any of the Fund’s affiliates in the ordinary course of business.

The maximum amount of compensation to be received by any Financial Industry Regulatory Authority (“FINRA”) member or independent broker-dealer will not exceed the applicable FINRA limit for the sale of any securities being offered pursuant to Rule 415 under the Securities Act. We will not pay any compensation to any underwriter or agent in the form of warrants, options, consulting or structuring fees or similar arrangements.

To the extent permitted under the 1940 Act and the rules and regulations promulgated thereunder, the underwriters may from time to time act as a broker or dealer and receive fees in connection with the execution of the Fund’s portfolio transactions after the underwriters have ceased to be underwriters and, subject to certain restrictions, each may act as a broker while it is an underwriter.

A prospectus and accompanying prospectus supplement in electronic form may be made available on the websites maintained by underwriters. The underwriters may agree to allocate a number of Securities for sale to their online brokerage account holders. Such allocations of Securities for Internet distributions will be made on the same basis as other allocations. In addition, Securities may be sold by the underwriters to securities dealers who resell Securities to online brokerage account holders.

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DESCRIPTION OF SHARES

Common Shares

The Declaration of Trust authorizes the issuance of an unlimited number of Common Shares. The Common Shares have a par value of $0.01 per share and, subject to the rights of holders of any Preferred Shares, have equal rights to the payment of dividends and the distribution of assets upon liquidation. The Common Shares when issued, are fully paid and, subject to matters discussed in “Certain Provisions in the Declaration of Trust and By-Laws,” non-assessable, and have no preemptive or conversion rights or rights to cumulative voting. A copy of the Declaration of Trust is filed with the SEC as an exhibit to the Fund’s registration statement of which this Prospectus is a part.

Each whole Common Share has one vote with respect to matters submitted for a vote by the Fund’s Common Shareholders and on which the shareholder is entitled to vote, and each fractional share shall be entitled to a proportional fractional vote consistent with the requirements of the 1940 Act and the rules promulgated thereunder, and will vote together as a single class. Whenever the Fund incurs borrowings and/or Preferred Shares are outstanding, Common Shareholders will not be entitled to receive any cash distributions from the Fund unless all interest on such borrowings has been paid and all accumulated dividends on Preferred Shares have been paid, unless asset coverage (as defined in the 1940 Act) with respect to any borrowings would be at least 300% after giving effect to the distributions and asset coverage (as defined in the 1940 Act) with respect to Preferred Shares would be at least 200% after giving effect to the distributions. See “—Preferred Shares” below.

The Common Shares are listed on the NYSE and trade under the ticker symbol “NDMO.” The Fund intends to hold annual meetings of shareholders so long as the Common Shares are listed on a national securities exchange and such meetings are required as a condition to such listing. The Fund does not issue share certificates.

Unlike open-end funds, closed-end funds like the Fund do not provide daily redemptions. Rather, if a shareholder determines to buy additional Common Shares or sell shares already held, the shareholder may conveniently do so by trading on the exchange through a broker or otherwise. Common shares of closed-end investment companies may frequently trade on an exchange at prices lower than NAV. Common shares of closed-end investment companies like the Fund have during some periods traded at prices higher than NAV and have during other periods traded at prices lower than NAV.

Because the market value of the Common Shares may be influenced by such factors as distribution levels (which are in turn affected by expenses), call protection, dividend stability, portfolio credit quality, NAV, relative demand for and supply of such shares in the market, general market and economic conditions, and other factors beyond the control of the Fund, the Fund cannot assure you that Common Shares will trade at a price equal to or higher than NAV in the future. The Common Shares are designed primarily for long-term investors, and investors in the Common Shares should not view the Fund as a vehicle for trading purposes. See “Repurchase of Fund Shares; Conversion to Open-End Fund.”

Preferred Shares

The Fund’s Declaration of Trust authorizes the issuance of an unlimited number of Preferred Shares in one or more classes or series, with rights as determined by the Board of Trustees, by action of the Board of Trustees without the approval of the Common Shareholders. As of July 31, 2024, there were 2,400 Preferred Shares outstanding. On June 8, 2022, the Fund issued 2,400 MFP Shares in a single series, Series A (the “Series A MFP Shares”). The Series A MFP Shares have various rights that were approved by the Board of Trustees without the approval of Common Shareholders, which are specified in the Fund’s statement establishing and fixing the rights and preferences with respect to such Shares (each, a “Statement”). The discussion below generally describes the rights of the holders of Preferred Shares, including rights generally applicable to the holders of the Fund’s outstanding MFP Shares, although the terms of any Preferred Shares that may be issued by the Fund may be the same as, or different from, the terms described below, subject to the applicable Statement, applicable law and the Declaration of Trust.

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Under the 1940 Act, the Fund is not permitted to issue “senior securities” that are Preferred Shares if, immediately after the issuance of Preferred Shares, the asset coverage ratio would be less than 200%. See “Leverage.” Additionally, the Fund will generally not be permitted to purchase any of its Common Shares or declare dividends (except a dividend payable in Common Shares) or other distributions on its Common Shares unless, at the time of such purchase or declaration, the asset coverage ratio with respect to such Preferred Shares, after taking into account such purchase or distribution, is at least 200%. Preferred Shares issued by the Fund have priority over the Common Shares.

For so long as any Preferred Shares are outstanding, the Fund will not: (1) declare or pay any dividend or other distribution (other than a dividend or distribution paid in Common Shares) in respect of the Common Shares, (2) call for redemption, redeem, purchase or otherwise acquire for consideration any Common Shares, or (3) pay any proceeds of the liquidation of the Fund in respect of the Common Shares, unless, in each case, (A) immediately thereafter, the Fund shall be in compliance with the 200% asset coverage limitations set forth under the 1940 Act after deducting the amount of such dividend or other distribution or redemption or purchase price or liquidation proceeds and (B) all cumulative dividends and other distributions of shares of all series of Preferred Shares of the Fund due on or prior to the date of the applicable dividend, distribution, redemption, purchase or acquisition shall have been declared and paid.

Distribution Preference

The Fund’s Preferred Shares have complete priority over the Common Shares as to distribution of assets.

Liquidation Preference

In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Fund, holders of Preferred Shares would be entitled to receive a preferential liquidating distribution (expected to equal the original purchase price per share plus accumulated and unpaid dividends thereon, whether or not earned or declared) before any distribution of assets is made to Common Shareholders. After payment of the full amount of the liquidating distribution to which they are entitled, holders of Preferred Shares will not be entitled to any further participation in any distribution of assets by the Fund. A consolidation or merger of the Fund with or into another entity or a sale of all or substantially all of the assets of the Fund shall not be deemed to be a liquidation, dissolution or winding up of the Fund.

Voting Rights

In connection with any issuance of Preferred Shares, the Fund must comply with Section 18(i) of the 1940 Act, which requires, among other things, that Preferred Shares be voting shares and have equal voting rights with Common Shares. Except with respect to certain matters affecting only the holders of the Preferred Shares and except as discussed further below, holders of Preferred Shares vote together with Common Shareholders as a single class on matters submitted to Fund shareholders.

In connection with the election of the Fund’s trustees, holders of Preferred Shares, voting as a separate class, are entitled to elect two of the Fund’s trustees, and the remaining trustees are elected by Common Shareholders and holders of Preferred Shares, voting together as a single class. In addition, if at any time dividends on the Fund’s outstanding Preferred Shares are unpaid in an amount equal to two full years’ dividends thereon, the holders of all outstanding Preferred Shares, voting as a separate class, would be entitled to elect a majority of the Fund’s trustees until all dividends in arrears have been paid or declared and set apart for payment.

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The Statement with respect to each series of the Fund’s Preferred Shares sets forth certain voting and consent rights of the holders of such Shares, including with respect to certain actions that would affect the preferences, rights, or powers of such class or series or the authorization or issuance of any class or series ranking prior to the Preferred Shares. Except as may otherwise be required by law, the Fund’s Declaration of Trust requires that (1) the affirmative vote of the holders of at least two-thirds of the Fund’s Preferred Shares outstanding at the time, voting as a separate class, would be required to approve any conversion of the Fund from a closed-end to an open-end investment company and (2) the affirmative vote of the holders of at least two-thirds of the outstanding Preferred Shares, voting as a separate class, would be required to approve any plan of reorganization (as such term is used in the 1940 Act) adversely affecting such shares; provided however, that such separate class vote would be a majority vote if the action in question has previously been approved, adopted or authorized by the affirmative vote of two-thirds of the total number of trustees fixed in accordance with the Declaration of Trust or the By-laws. The affirmative vote of the holders of a majority of the outstanding Preferred Shares, voting as a separate class, would be required to approve any action not described in the preceding sentence requiring a vote of security holders under Section 13(a) of the 1940 Act including, among other things, changes in the Fund’s investment objective or changes in the investment restrictions described as fundamental policies under “Investment Restrictions” in the SAI. The class or series vote of holders of Preferred Shares described above would in each case be in addition to any separate vote of the requisite percentage of Common Shares and Preferred Shares necessary to authorize the action in question.

The foregoing voting provisions would not apply with respect to the Fund’s Preferred Shares if, at or prior to the time when a vote was required, such shares have been (1) redeemed or (2) called for redemption and sufficient funds would have been deposited in trust to effect such redemption.

Redemption, Purchase and Sale of Preferred Shares

The terms of the Preferred Shares may provide that they are redeemable by the Fund at certain times, in whole or in part, at the liquidation preference of such share plus accumulated dividends, that the Fund may tender for or purchase Preferred Shares and that the Fund may subsequently resell any shares so tendered for or purchased. Any redemption or purchase of Preferred Shares by the Fund would reduce the leverage applicable to Common Shares, while any resale of such shares by the Fund would increase such leverage.

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RIGHTS OFFERINGS

The Fund may in the future, and at its discretion, choose to make offerings of Rights to its shareholders to purchase Common Shares. Rights may be issued independently or together with any other offered security and may or may not be transferable by the person purchasing or receiving the rights. In connection with a Rights offering to shareholders, the Fund would distribute certificates or other documentation evidencing the Rights and a prospectus supplement to the Fund’s shareholders as of the record date that the Fund sets for determining the shareholders eligible to receive Rights in such Rights offering. Any such future Rights offering will be made in accordance with the 1940 Act and, to the extent such Rights are transferable, will comply with applicable interpretations of the SEC or its staff, as such interpretations may be modified in the future, which currently require that: (i) the Fund’s Board of Trustees make a good faith determination that such offering would result in a net benefit to existing shareholders; (ii) the offering fully protects shareholders’ preemptive rights and does not discriminate among shareholders (except for the possible effect of not offering fractional rights); (iii) management uses its best efforts to ensure an adequate trading market in the Rights for use by shareholders who do not exercise such Rights; and (iv) the ratio of such transferable Rights offering does not exceed one new share for each three rights held

The applicable prospectus supplement would describe the following terms of the Rights (to the extent each is applicable) in respect of which this Prospectus is being delivered:

●	the period of time the offering would remain open;

●	the underwriter or distributor, if any, of the Rights and any associated underwriting fees or discounts applicable to purchases of the Rights;

●	the title of such Rights;

●	the exercise price for such Rights (or method of calculation thereof);

●	the number of such Rights issued in respect of each share;

●	the number of Rights required to purchase a single share

●	the extent to which such Rights are transferable and the market on which they may be traded if they are transferable;

●	if such Rights are transferable, a discussion regarding the Board of Trustees' basis for determining that such offering would result in a net benefit to existing shareholders;

●	if applicable, a discussion of the material U.S. federal income tax considerations applicable to the issuance or exercise of such Rights;

●	the date on which the right to exercise such Rights will commence, and the date on which such right will expire (subject to any extension);

●	the extent to which such Rights include an over-subscription privilege with respect to unsubscribed securities and the terms of such over-subscription privilege;

●	termination rights the Fund may have in connection with such Rights offering;

●	the expected trading market, if any, for such Rights; and

●	any other terms of such Rights, including exercise, settlement and other procedures and limitations relating to the transfer and exercise of such Rights.

A certain number of Rights would entitle the holder of the Right(s) to purchase for cash such number of shares at such exercise price as in each case is set forth in, or be determinable as set forth in, the prospectus supplement relating to the Rights offered thereby. Rights would be exercisable at any time up to the close of business on the expiration date for such Rights set forth in the prospectus supplement. After the close of business on the expiration date, all unexercised Rights would become void. Upon expiration of the Rights offering and the receipt of payment and the Rights certificate or other appropriate documentation properly executed and completed and duly executed at the corporate trust office of the Rights agent, or any other office indicated in the prospectus supplement, the Common Shares purchased as a result of such exercise will be issued as soon as practicable. To the extent permissible under applicable law, the Fund may determine to offer any unsubscribed offered securities directly to persons other than shareholders, to or through agents, underwriters or dealers or through a combination of such methods, as set forth in the applicable prospectus supplement.

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CERTAIN PROVISIONS IN THE DECLARATION OF TRUST AND BY-LAWS

General. The By-laws of the Fund provide that by becoming a shareholder of the Fund, each shareholder shall be deemed to have agreed to be bound by the terms of the Declaration of Trust and By-laws. However, neither the Declaration of Trust nor the By-laws purport to require the waiver of a shareholder’s rights under the federal securities laws.

Shareholder and Trustee Liability. Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the Fund’s obligations. However, the Declaration of Trust contains an express disclaimer of shareholder liability for the Fund’s debts or obligations and requires that notice of such limited liability be given in each agreement, obligation or instrument entered into or executed by the Fund or the trustees. The Declaration of Trust further provides for indemnification out of the Fund’s assets and property for all loss and expense of any shareholder held personally liable for the Fund’s obligations. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations. The Fund believes that the likelihood of such circumstances is remote.

The Declaration of Trust provides that the Fund’s obligations are not binding upon the Fund’s trustees individually, but only upon the Fund’s assets and property, and that the trustees shall not be liable for errors of judgment or mistakes of fact or law. Nothing in the Declaration of Trust, however, protects a trustee against any liability to which the trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the trustee’s office.

The Declaration of Trust provides that the Fund will have a limited period of existence and will terminate as of the Stated Termination Date; provided that the Board of Trustees may, in its sole discretion and without any action by the shareholders of the Fund, extend the Fund’s term for up to two one year periods; furthermore, notwithstanding the foregoing, if the Board of Trustees determines to cause the Fund to conduct an Eligible Tender Offer, and the Eligible Tender Offer is completed, the Board of Trustees may, in its sole discretion and without any action by the shareholders of the Fund, provide that the Fund may continue without limitation of time, subject to the terms and conditions described herein. Unless the Fund’s existence is continued without limitation of time as described herein on or before the Termination Date, the Fund will cease its investment operations, retire or redeem its leverage facilities, liquidate its investment portfolio (to the extent possible) and, on or after the Termination Date, the Fund will distribute all of its liquidated net assets to Common Shareholders of record in one or more distributions.

The Declaration of Trust provides that the Fund, or any class or series thereof, may be terminated at any time by the Board of Trustees by notice to the shareholders without a vote of the shareholders of the Fund.

The Declaration of Trust provides that an Eligible Tender Offer is a tender offer by the Fund to purchase up to 100% of the then-outstanding Common Shares as of a date within 6-18 months preceding the Termination Date. Shareholders who properly tender Common Shares in the Eligible Tender Offer will receive a purchase price equal to the NAV per share on the expiration date of the Eligible Tender Offer. The Declaration of Trust provides that, if the number of properly tendered Common Shares would result in the Fund exceeding the Termination Threshold, then the Board of Trustees may determine to provide that the Fund may continue without limitation of time. The Declaration of Trust provides that if net assets of the Fund would be less than the Termination Threshold following the completion of the Eligible Tender Offer, the tender offer will not be completed, no Common Shares will be purchased and the Fund will terminate as of the Termination Date.

Anti-Takeover Provisions. The Declaration of Trust and By-laws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or to convert the Fund to open-end status. The By-laws require the Board of Trustees be divided into three classes with staggered terms. See “Management of the Fund” in the SAI. This provision of the By-laws could delay for up to two years the replacement of a majority of the Board of Trustees. When Preferred Shares are issued, holders of Preferred Shares, voting as a separate class, are entitled to elect two of the Fund’s trustees. In addition, the Declaration of Trust requires a vote by holders of at least two-third of the Common Shares and, if issued, Preferred Shares, voting together as a single class, except as described below, to authorize (1) a conversion of the Fund from a closed-end to an open-end investment company, (2) a merger or consolidation of the Fund, or a series or class of the Fund, with any corporation, association, trust or other organization or a reorganization of the Fund, or a series or class of the Fund, (3) a sale, lease or transfer of all or substantially all of the Fund’s assets (other than in the regular course of the Fund’s investment activities), (4) in certain circumstances, a termination of the Fund, or a series or class of the Fund or (5) a removal of trustees by shareholders, and then only for cause, unless, with respect to (1) through (4), such transaction has already been authorized by the affirmative vote of two-thirds of the total number of trustees fixed in accordance with the Declaration of Trust or the By-laws, in which case the affirmative vote of the holders of at least a majority of the Fund’s Common Shares and, if issued, Preferred Shares outstanding at the time, voting together as a single class, would be required; provided, however, that where only a particular class or series is affected (or, in the case of removing a trustee, when the trustee has been elected by only one class), only the required vote by the applicable class or series will be required. However, approval of shareholders would not be required for any transaction, whether deemed a merger, consolidation, reorganization or otherwise whereby the Fund issues shares in connection with the acquisition of assets (including those subject to liabilities) from any other investment company or similar entity. In the case of the conversion of the Fund to an open-end investment company, or in the case of any of the foregoing transactions constituting a plan of reorganization that adversely affects the holders of any outstanding Preferred Shares, the action in question also would require the affirmative vote of the holders of at least two-thirds of the Preferred Shares outstanding at the time, voting as a separate class, unless such transaction has already been authorized by the affirmative vote of two-thirds of the total number of trustees fixed in accordance with the Declaration of Trust or the By-laws, in which case the affirmative vote of the holders of at least a majority of the Fund’s Preferred Shares outstanding at the time would be required. None of the foregoing provisions may be amended except by the vote of at least two-thirds of the Common Shares and any preferred shares voting together as a single class. The votes required to approve the conversion of the Fund from a closed-end to an open-end investment company or to approve transactions constituting a plan of reorganization which adversely affects the holders of preferred shares are higher than those required by the 1940 Act. The Board of Trustees believes that the provisions of the Declaration of Trust relating to such higher votes are in the best interest of the Fund and its shareholders.

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Procedural Requirements on Derivative Actions, Exclusive Jurisdiction and Jury Trial Waiver. The By-laws of the Fund contain certain provisions affecting potential shareholder claims against the Fund, including procedural requirements for derivative actions, an exclusive forum provision, and the waiver of shareholder rights to a jury trial. Massachusetts is considered a “universal demand” state, meaning that under Massachusetts corporate law a shareholder must make a demand on the company before bringing a derivative action (i.e., a lawsuit brought by a shareholder on behalf of the company). The By-laws of the Fund provide detailed procedures for the bringing of derivative actions by shareholders which are modeled on the substantive provisions of the Massachusetts corporate law derivative demand statute. The procedures are intended to permit legitimate inquiries and claims while avoiding the time, expense, distraction, and other harm that can be caused to the Fund or its shareholders as a result of spurious shareholder demands and derivative actions. Among other things, these procedures:

●	provide that before bringing a derivative action, a shareholder must make a written demand to the Fund;

●	establish a 90-day review period, subject to extension in certain circumstances, for the Board of Trustees to evaluate the shareholder’s demand;

●	establish a mechanism for the Board of Trustees to submit the question of whether to maintain a derivative action to a vote of shareholders;

●	provide that if the Fund does not notify the requesting shareholder of the rejection of the demand within the applicable review period, the shareholder may commence a derivative action;

●	establish bases upon which a trustee will not be considered to be not independent for purposes of evaluating a derivative demand; and

●	provide that if the trustees who are independent for purposes of considering a shareholder demand determine in good faith within the applicable review period that the maintenance of a derivative action is not in the best interest of the Fund, the shareholder shall not be permitted to maintain a derivative action unless the shareholder first sustains the burden of proof to the court that the decision of the trustees not to pursue the requested action was not a good faith exercise of their business judgment on behalf of the Fund.

These procedures may be more restrictive than procedures for bringing derivative suits applicable to other investment companies.

The By-laws also require that actions by shareholders against the Fund, except for actions under the U.S. federal securities laws, be brought only in a certain federal court in Massachusetts, or if not permitted to be brought in federal court, then in the Business Litigation Session of the Massachusetts Superior Court in Suffolk County (the “Exclusive Jurisdictions”), and that the right to jury trial be waived to the fullest extent permitted by law. Other investment companies may not be subject to similar restrictions. The designation of Exclusive Jurisdictions may make it more expensive for a shareholder to bring a suit than if the shareholder were permitted to select another jurisdiction. Also, the designation of Exclusive Jurisdictions and the waiver of jury trials limit a shareholder’s ability to litigate a claim in the jurisdiction and in a manner that may be more favorable to the shareholder. It is possible that a court may choose not to enforce these provisions of the Fund’s By-laws.

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Preemptive Rights. The Declaration of Trust provides that Common Shareholders shall have no right to acquire, purchase or subscribe for any shares or investments of the Fund, other than such right, if any, as the Fund’s Board of Trustees in its discretion may determine. As of the date of this Prospectus, no preemptive rights have been granted by the Board of Trustees.

Reference should be made to the Declaration of Trust and By-laws on file with the SEC for the full text of these provisions.

REPURCHASE OF FUND SHARES; CONVERSION TO OPEN-END FUND

The Fund is a closed-end investment company and as such its shareholders will not have the right to cause the Fund to redeem their shares. Instead, the Common Shares will trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), NAV, call protection, dividend stability, portfolio credit quality, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Because shares of closed-end investment companies may frequently trade at prices lower than NAV, the Fund’s Board of Trustees has currently determined that, at least annually, it will consider action that might be taken to reduce or eliminate any material discount from NAV in respect of Common Shares, which may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares at NAV, or the conversion of the Fund to an open-end investment company. The Fund cannot assure you that its Board of Trustees will decide to take any of these actions, or that share repurchases or tender offers will actually reduce market discount.

If the Fund converted to an open-end investment company, it would be required to redeem all Preferred Shares, including MFP Shares, then outstanding (requiring in turn that it liquidate a portion of its investment portfolio), and the Common Shares would no longer be listed on the NYSE or elsewhere and it would likely have to significantly reduce any leverage it is then employing, which may require a repositioning of its investment portfolio, which may in turn generate substantial transaction costs, which would be borne by Common Shareholders, and may adversely affect Fund performance and Fund distributions. In contrast to a closed-end investment company, shareholders of an open-end investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by the 1940 Act or the rules thereunder) at their NAV, less any redemption charge that is in effect at the time of redemption. The Fund currently expects that any such redemptions would be made in cash. The Fund may charge sales or redemption fees upon conversion to an open-end fund. In order to avoid maintaining large cash positions or liquidating favorable investments to meet redemptions, open-end investment companies typically engage in a continuous offering of their shares. Open-end investment companies are thus subject to periodic asset in-flows and out-flows that can complicate portfolio management. The Board of Trustees may at any time propose conversion of the Fund to an open-end investment company depending upon its judgment as to the advisability of such action in light of circumstances then prevailing.

Before deciding whether to take any action if the Common Shares trade below NAV, the Fund’s Board of Trustees would consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund’s portfolio, the impact of any action that might be taken on the Fund or its shareholders, and market considerations. Based on these considerations, even if the Fund’s shares should trade at a discount, the Board of Trustees may determine that, in the interest of the Fund and its shareholders, no action should be taken.

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TAX MATTERS

The following information is meant as a general summary for U.S. shareholders. This summary does not discuss the tax consequences of an investment in Rights or Preferred Shares. Please see the SAI for additional information. Investors should rely on their own tax adviser for advice about the particular federal, state and local tax consequences to them of investing in the Fund.

The Fund has elected and intends to qualify each year to be treated as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended. In order to qualify for treatment as a RIC, the Fund must satisfy certain requirements regarding the sources of its income, the diversification of its assets and the distribution of its income. As a RIC, the Fund is not expected to be subject to federal income tax. The Fund primarily invests in municipal securities issued by states, cities and local authorities and certain possessions and territories of the United States (such as Puerto Rico or Guam) or municipal securities whose income is otherwise exempt from regular federal income taxes. To qualify to pay exempt-interest dividends, which are treated as items of interest excludable from gross income for federal income tax purposes, at least 50% of the value of the total assets of the Fund must consist of obligations exempt from regular income tax as of the close of each quarter of the Fund’s taxable year. If the proportion of taxable investments held by the Fund exceeds 50% of the Fund’s total assets as of the close of any quarter of any Fund taxable year, the Fund would not for that taxable year satisfy the general eligibility test that would otherwise permit it to pay exempt-interest dividends. A shareholder treats an exempt-interest dividend as interest on state and local bonds exempt from regular federal income tax. Federal income tax law imposes an alternative minimum tax. Interest on certain municipal securities, such as certain private activity bonds, is included as an item of tax preference in determining the amount of a taxpayer’s alternative minimum taxable income. To the extent that the Fund receives income from such municipal securities, a portion of the dividends paid by the Fund, although exempt from regular federal income tax, will be taxable to shareholders whose tax liabilities are determined under the federal alternative minimum tax. The Fund will annually provide a report indicating the percentage of the Fund’s income attributable to municipal securities and the percentage includable in federal alternative minimum taxable income.

In addition to exempt-interest dividends, the Fund may also distribute to its shareholders amounts that are treated as long-term capital gain or ordinary income (which may include short-term capital gains). These distributions are generally subject to regular federal income tax, whether or not reinvested in additional shares. Capital gain distributions are generally taxable at rates applicable to long-term capital gains regardless of how long a shareholder has held its shares. Long-term capital gains are currently taxable to non-corporate shareholders at rates of up to 20%. The Fund does not expect that any part of its distributions to shareholders from its investments will qualify for the dividends-received deduction available to corporate shareholders or as “qualified dividend income,” which is taxable to non-corporate shareholders at preferential U.S. federal income tax rates.

A 3.8% Medicare contribution tax generally applies to all or a portion of the net investment income of a shareholder who is an individual and not a nonresident alien for U.S. federal income tax purposes and who has adjusted gross income (subject to certain adjustments) that exceeds a threshold amount ($250,000 if married filing jointly or if considered a “surviving spouse” for federal income tax purposes, $125,000 if married filing separately, and $200,000 in other cases). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts. For these purposes, interest, dividends, and certain capital gains are generally taken into account in computing a shareholder’s net investment income, but exempt-interest dividends are not taken into account.

As a RIC, the Fund will not be subject to federal income tax in any taxable year provided that it meets certain requirements. As described in “Distributions” above, the Fund may retain for investment some (or all) of its net capital gain. If the Fund retains any net capital gain or taxable net investment income, it will be subject to tax at the regular corporate rate on the amount retained. If the Fund retains any net capital gain, it may designate the retained amount as undistributed capital gains in a notice to its shareholders who, if subject to federal income tax on long-term capital gains, (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their share of such undistributed amount; (ii) will be deemed to have paid their proportionate shares of the tax paid by the Fund on such undistributed amount and will be entitled to credit that amount of tax against their federal income tax liabilities, if any; and (iii) will be entitled to claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s gross income and the tax deemed paid by the shareholder.

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Dividends declared by the Fund in October, November or December, payable to shareholders of record in such a month, and paid during the following January will be treated as having been received by shareholders in the year the distributions were declared.

Each shareholder will receive an annual statement summarizing the U.S. federal income tax status of all distributions.

The repurchase, sale or exchange of Common Shares normally will result in capital gain or loss to holders of Common Shares who hold their shares as capital assets. Generally a shareholder’s gain or loss will be long-term capital gain or loss if the shares have been held for more than one year even though the increase in value in such Common Shares may be at least partly attributable to tax-exempt interest income. Present law taxes both long-term and short-term capital gains of corporations at the rates applicable to ordinary income. For non-corporate taxpayers, however, long-term capital gains are currently taxed at rates of up to 20%. Short-term capital gains and other ordinary income are taxed to non-corporate taxpayers at ordinary income rates. If a shareholder sells or otherwise disposes of Common Shares before holding them for six months, any loss on the sale or disposition will be treated as a long-term capital loss to the extent of any amounts treated as distributions to the Common Shareholder of long-term capital gain (including any amount credited to the shareholder as undistributed capital gain) or (2) disallowed to the extent of exempt interest dividends received by a Common Shareholder. Any loss realized by a shareholder on the disposition of shares held 6 months or less is disallowed to the extent of the amount of exempt-interest dividends received by the shareholder with respect to Common Shares. Any loss realized on a sale or exchange of shares of the Fund will be disallowed to the extent those shares of the Fund are replaced by substantially identical shares of the Fund (including shares acquired by reason of participation in the Plan) within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the original shares, or to the extent the shareholder enters into a contract or option to repurchase shares within such period. In that event, the basis of the replacement shares of the Fund will be adjusted to reflect the disallowed loss.

Any interest on indebtedness incurred or continued to purchase or carry the Fund’s shares to which exempt-interest dividends are allocated is not deductible. Under certain applicable rules, the purchase or ownership of shares may be considered to have been made with borrowed funds even though such funds are not directly used for the purchase or ownership of the shares. In addition, if you receive social security or certain railroad retirement benefits, you may be subject to U.S. federal income tax on a portion of such benefits as a result of receiving investment income, including exempt-interest dividends and other distributions paid by the Fund.

The Fund may be required to withhold (as “backup withholding”) U.S. federal income tax from distributions (including exempt-interest dividends) and repurchase proceeds payable to a shareholder if the shareholder fails to provide the Fund with his or her correct taxpayer identification number or to make required certifications, or if the shareholder has been notified by the IRS that he or she is subject to backup withholding. The backup withholding rate is 24%. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against a shareholder’s U.S. federal income tax liability.

The Fund may invest in municipal securities that pay interest that is taxable under the federal alternative minimum tax. If you are, or as a result of investment in the Fund would become, subject to the federal alternative minimum tax, the Fund may not be a suitable investment for you. In addition, distributions of taxable ordinary income (including any net short-term capital gain) will be taxable to shareholders as ordinary income (and not eligible for favorable taxation as “qualified dividend income”), and capital gain dividends will be taxable as long-term capital gains.

State and Local Tax Matters. The exemption from U.S. federal income tax for exempt-interest dividends generally does not result in exemption for such dividends under the income or other tax laws of any state or local taxing authority. In some states, however, the portion of any exempt-interest dividends derived from interest received by the Fund on its holdings of that state’s securities and those of its political subdivisions and instrumentalities is exempt from the state’s income tax. The Fund will report annually to its shareholders the percentage of interest income earned by the Fund during the preceding year on tax-exempt obligations indicating, on a state-by-state basis, the source of such income. Shareholders of the Fund are advised to consult their own tax advisors about state and local tax matters.

CUSTODIAN AND TRANSFER AGENT

The custodian of the assets of the Fund is State Street Bank and Trust Company, One Congress Street, Suite 1, Boston, Massachusetts 02114-2016 (the “Custodian”). The Custodian performs custodial, fund accounting and portfolio accounting services. The Fund’s transfer, shareholder services and dividend paying agent with respect to the Fund’s Common Shares is Computershare Inc. and Computershare Trust Company, N.A., located at 150 Royall Street, Canton, Massachusetts 02021. The transfer agent, tender and dividend paying agent and calculation agent for any Preferred Shares, will be identified in the applicable prospectus supplement.

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INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP, an independent registered public accounting firm, provides auditing services to the Fund. The principal business address of KPMG LLP is 200 East Randolph Street, Chicago, IL 60601.

LEGAL MATTERS

Certain legal matters in connection with the offering will be passed upon for the Fund by Stradley Ronon Stevens & Young, LLP, located at 2005 Market Street, Suite 2600, Philadelphia, Pennsylvania. Stradley Ronon Stevens & Young, LLP may rely as to certain matters of Massachusetts law on the opinion of Morgan, Lewis & Bockius LLP. Any additional legal opinions will be described in a prospectus supplement.

AVAILABLE INFORMATION

The Fund is subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the 1940 Act and is required to file reports, proxy statements and other information with the SEC. Reports, proxy statements, and other information about the Fund can be inspected at the offices of the NYSE.

This Prospectus does not contain all of the information in the Fund’s Registration Statement, including amendments, exhibits, and schedules. Statements in this Prospectus about the contents of any contract or other document are not necessarily complete and, in each instance, reference is made to the copy of the contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by this reference.

Additional information about the Fund and the Securities can be found in the Fund’s Registration Statement (including amendments, exhibits, and schedules) on Form N-2 filed with the SEC. The SEC maintains a website (http://www.sec.gov) that contains the Fund’s Registration Statement, other documents incorporated by reference, and other information the Fund has filed electronically with the SEC, including proxy statements and reports filed under the Exchange Act.

INCORPORATION BY REFERENCE

The documents listed below, and any reports and other documents subsequently filed with the SEC pursuant to Section 30(b)(2) of the 1940 Act and Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act prior to the termination of the offering will be incorporated by reference into this Prospectus and deemed to be part of this Prospectus from the date of the filing of such reports and documents:

●	The Fund’s SAI, dated August 26, 2024;

●	The Fund’s annual report on Form N-CSR for the fiscal year ended October 31, 2023.

●	The Fund's semi-annual report on Form N-CSR for the period ended April 30, 2024.

●	The description of the Common Shares contained in the Fund’s Registration Statement on Form 8-A (File No. 001-39347) filed with the SEC on June 25, 2020, including any amendment or report filed for the purpose of updating such description prior to the termination of the offering registered hereby.

The information incorporated by reference is considered to be part of this Prospectus, and later information that the Fund files with the SEC will automatically update and supersede this information. Incorporated materials not delivered with the Prospectus may be obtained, without charge, by calling (800) 257-8787, by writing to the Fund at 333 West Wacker Drive, Chicago, Illinois 60606, or from the Fund’s website (http://www.nuveen.com).

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EPR-NDMO-0824P

333 West Wacker Drive

Chicago, Illinois 60606

STATEMENT OF ADDITIONAL INFORMATION

August 26, 2024

Nuveen Dynamic Municipal Opportunities Fund (the “Fund”) is a diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund was organized as a Massachusetts business trust on November 4, 2019.

This Statement of Additional Information (the “SAI”) relating to the common shares (“Common Shares”) of the Fund does not constitute a prospectus, but should be read in conjunction with the Fund’s prospectus relating thereto dated August 26, 2024 (the “Prospectus”) and any related prospectus supplement. This SAI does not include all information that a prospective investor should consider before purchasing such shares. Investors should obtain and read the Prospectus prior to purchasing. In addition, the Fund’s financial statements and the independent registered public accounting firm’s report therein included in the Fund’s annual report dated October 31, 2023, are incorporated herein by reference. The information with respect to the six months ended April 30, 2024 is unaudited and is included in the Fund's 2024 Semi-Annual Report which is also incorporated herein by reference. A copy of the Prospectus may be obtained without charge by calling (800) 257-8787. You may also obtain a copy of the Prospectus on the U.S. Securities and Exchange Commission’s (the “SEC”) web site (http://www.sec.gov). Capitalized terms used but not defined in this SAI have the meanings ascribed to them in the Prospectus.

USE OF PROCEEDS

Unless otherwise specified in a prospectus supplement, the net proceeds from the issuance of Securities hereunder will be invested in accordance with the Fund’s investment objective and policies as stated below. Pending investment, the timing of which may vary depending on the size of the investment but in no case is expected to exceed 30 days, it is anticipated that the proceeds will be invested in high-quality, short-term investments.

INVESTMENT OBJECTIVE AND POLICIES

Please refer to the section of the Fund’s most recent annual report on Form N-CSR entitled “Shareholder Update—Current Investment Objectives, Investment Policies and Principal Risks of the Funds—Investment Objective” and “—Investment Policies,” as such investment objective and investment policies may be supplemented from time to time, which is incorporated by reference herein, for a discussion of the Fund’s investment objective and policies.

INVESTMENT RESTRICTIONS

Except as described below, the Fund, as a fundamental policy, may not, without the approval of the holders of a majority of the outstanding Common Shares and, if issued, Preferred Shares voting together as a single class, and of the holders of a majority of the outstanding Preferred Shares voting as a separate class:

(1) Issue senior securities, as defined in the 1940 Act, except as permitted by the 1940 Act1;

(2) Borrow money, except as permitted by the 1940 Act and exemptive orders granted under the 1940 Act1,2;

(3) Act as underwriter of another issuer’s securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended (the “1933 Act”), in connection with the purchase and sale of portfolio securities;

(4) Invest more than 25% of its total assets in securities of issuers in any one industry; provided, however, that such limitation shall not apply to municipal securities other than those municipal securities backed principally by the assets and revenues of non-governmental users3;

(5) Purchase or sell real estate, but this shall not prevent the Fund from investing in municipal securities secured by real estate or interests therein or foreclosing upon and selling such real estate;

(6) Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options, futures contracts or derivative instruments or from investing in securities or other instruments backed by physical commodities);

1 Section 18(c) of the 1940 Act generally limits a registered closed-end investment company to issuing one class of senior securities representing indebtedness and one class of senior securities representing stock, except that the class of indebtedness or stock may be issued in one or more series, and promissory notes or other evidences of indebtedness issued in consideration of any loan, extension, or renewal thereof, made by a bank or other person and privately arranged, and not intended to be publicly distributed, are not deemed a separate class of senior securities.

2 Section 18(a) of the 1940 Act generally prohibits a registered closed-end fund from incurring borrowings if, immediately thereafter, the aggregate amount of its borrowings exceeds 33⅓% of its total assets. The Fund has not applied for, and currently does not intend to apply for, such exemptive relief, but reserves the right to do so in the future.

3 For purposes of this restriction, governments and their political subdivisions are not part of any industry.

(7) Make loans, except as permitted by the 1940 Act and exemptive orders granted under the 1940 Act4; and

(8) With respect to 75% of the value of the Fund’s total assets, purchase any securities (other than obligations issued or guaranteed by the United States government or by its agencies or instrumentalities and securities of other investment companies), if as a result more than 5% of the Fund’s total assets would then be invested in securities of a single issuer or if as a result the Fund would hold more than 10% of the outstanding voting securities of any single issuer.

Under the 1940 Act, investments of more than 25% of a fund's total assets in one or more issuers in the same industry or group of industries constitutes concentration. The policy in subparagraph (4) above will be interpreted in accordance with public interpretations of the SEC and its staff pertaining to concentration from time to time, and therefore the reference to "industry" in such policy shall be read to include a group of related industries. The policy in subparagraph (4) above will be interpreted to give broad authority to the Fund as to how to classify issuers within or among either industries or groups of related industries. The Fund currently utilizes any one or more industry classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Nuveen Fund Advisors.

For the purpose of applying the 25% industry limitation set forth in subparagraph (4) above, the Fund will consider the investments of underlying investment companies when determining compliance with its concentration policy, to the extent the Fund has sufficient information about such investments.

For the purpose of applying the limitation set forth in subparagraph (8) above, an issuer shall be deemed the sole issuer of a security when its assets and revenues are separate from other governmental entities and its securities are backed only by its assets and revenues. Similarly, in the case of a non-governmental issuer, such as an industrial corporation or a privately owned or operated hospital, if the security is backed only by the assets and revenues of the non-governmental issuer, then such non-governmental issuer would be deemed to be the sole issuer. Where a security is also backed by the enforceable obligation of a superior or unrelated governmental or other entity (other than a bond insurer), it shall also be included in the computation of securities owned that are issued by such governmental or other entity. Where a security is guaranteed by a governmental entity or some other facility, such as a bank guarantee or letter of credit, such a guarantee or letter of credit would be considered a separate security and would be treated as an issue of such government, other entity or bank. When a municipal security is insured by bond insurance, it shall not be considered a security that is issued or guaranteed by the insurer; instead, the issuer of such municipal security will be determined in accordance with the principles set forth above. The foregoing restrictions do not limit the percentage of the Fund’s assets that may be invested in municipal securities insured by any given insurer.

Under the 1940 Act, the Fund may invest only up to 10% of its total assets in the aggregate in shares of other investment companies and only up to 5% of its total assets in any one investment company, provided the investment does not represent more than 3% of the voting stock of the acquired investment company at the time such shares are purchased. As a shareholder in any investment company, the Fund will bear its ratable share of that investment company’s expenses, and will also remain subject to payment of the Fund’s management, advisory and administrative fees with respect to assets so invested. Holders of Common Shares would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies.

In addition to the foregoing fundamental investment policies, the Fund is also subject to the following non-fundamental restrictions and policies, which may be changed by the Board of Trustees upon 60 days’ prior written notice to shareholders. The Fund may not:

(1) Purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act or any exemptive relief obtained thereunder; and

4 Section 21 of the 1940 Act makes it unlawful for a registered investment company, like the Fund, to lend money or other property if (i) the investment company’s policies set forth in its registration statement do not permit such a loan or (ii) the borrower controls or is under common control with the investment company. The SEC has granted to Nuveen Fund Advisors, and to certain funds to which it advises, exemptive relief from Section 21 (the “NFA Section 21 Relief”). The NFA Section 21 Relief may be relied upon by the Fund, so long as the Fund complies with the terms and conditions of the NFA Section 21 Relief.

(2) Purchase securities of companies for the purpose of exercising control, except to the extent that exercise by the Fund of its rights under loan agreements would be deemed to constitute exercising control.

The Fund may be subject to certain restrictions imposed by guidelines of one or more credit rating agencies that may issue ratings for Preferred Shares, commercial paper or notes, or, if the Fund borrows from a lender, by the lender. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed on the Fund by the 1940 Act. If these restrictions were to apply, it is not anticipated that these guidelines will impede Nuveen Fund Advisors or Nuveen Asset Management from managing the Fund’s portfolio in accordance with the Fund’s investment objective and policies.

THE FUND’S INVESTMENTS

Municipal Securities

General. The Fund may invest in various municipal securities, including municipal bonds and notes, other securities issued to finance and refinance public projects, and other related securities and derivative instruments creating exposure to municipal bonds, notes and securities that provide for the payment of interest income that is exempt from regular federal income tax. Municipal securities are often issued by state and local governmental entities to finance or refinance public projects such as roads, schools, and water supply systems. Municipal securities may also be issued on behalf of private entities or for private activities, such as housing, medical and educational facility construction, or for privately owned transportation, electric utility or pollution control projects. Municipal securities may be issued on a long-term basis to provide permanent financing. The repayment of such debt may be secured generally by a pledge of the full faith and credit taxing power of the issuer, a limited or special tax, or any other revenue source, including project revenues, which may include tolls, fees and other user charges, lease payments and mortgage payments. Municipal securities may also be issued to finance projects on a short-term interim basis, anticipating repayment with the proceeds of the later issuance of long-term debt. The Fund may purchase municipal securities in the form of bonds, notes, leases or certificates of participation; structured as callable or non-callable; with payment forms including fixed coupon, variable rate or zero coupon, including capital appreciation bonds, tender option bonds, residual interest bonds, floating rate securities, and inverse floating rate securities; or may be acquired through investments in pooled vehicles, partnerships or other investment companies. Inverse floating rate securities are securities that pay interest at rates that vary inversely with changes in prevailing short-term tax-exempt interest rates and represent a leveraged investment in an underlying municipal security, which could have the economic effect of leverage. The Fund may invest in municipal securities that are additionally secured by insurance, bank credit agreements or escrow accounts.

Securities of below-investment-grade quality (Ba/BB or below) are commonly referred to as “junk bonds.” Municipal securities rated below-investment-grade quality are obligations of issuers that are considered predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal according to the terms of the obligation and, therefore, carry greater investment risk, including the possibility of issuer default and bankruptcy and increased market price volatility. Municipal securities rated below-investment-grade tend to be less marketable than higher-quality securities because the market for them is less broad. The market for unrated municipal securities is even narrower. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly and the Fund may have greater difficulty selling its holdings of these types of portfolio securities. The Fund will be more dependent on the research and analysis of Nuveen Fund Advisors and/or Nuveen Asset Management when investing in these securities.

Municipal securities rated Baa or BBB are considered “investment grade” securities. Issuers of municipal securities rated BBB or Baa are regarded as having average creditworthiness relative to other U.S. municipal issuers; however, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the issuer to meet its financial commitments.

The credit ratings assigned by rating agencies from time to time represent their opinions as to the quality of the municipal securities they rate. However, it should be emphasized that ratings are general and are not absolute standards of quality. Consequently, municipal securities with the same maturity, coupon and rating may have different yields while obligations of the same maturity and coupon with different ratings may have the same yield. A general description of the ratings of municipal securities by S&P Global Ratings, Moody’s Investors Service, Inc. and Fitch Ratings, Inc. is set forth in Appendix A to the SAI.

Municipal securities are either general obligation or revenue bonds and typically are issued to finance public projects (such as roads or public buildings), to pay general operating expenses or to refinance outstanding debt. General obligation bonds are backed by the full faith and credit, or taxing authority, of the issuer and may be repaid from any revenue source; revenue bonds may be repaid only from the revenues of a specific facility or source. The Fund also may purchase municipal securities that represent lease obligations, municipal notes, pre-refunded municipal bonds, private activity bonds, floating rate securities and other related securities and may purchase derivative instruments that create exposure to municipal bonds, notes and securities. The yields on municipal securities depend on a variety of factors, including prevailing interest rates and the condition of the general money market and the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. A municipal security’s market value generally will depend upon its form, maturity, call features, and interest rate, as well as the credit quality of the issuer, all such factors examined in the context of the municipal securities market and interest rate levels and trends. The market value of municipal securities will vary with changes in interest rate levels and as a result of changing evaluations of the ability of their issuers to meet interest and principal payments.

Build America Bonds (BABs). BABs offered an alternative form of financing for state and local government entities whose primary means for accessing the capital markets traditionally had been through issuance of tax-exempt municipal securities. BABs are taxable municipal obligations issued pursuant to the American Recovery and Reinvestment Act of 2009. Enacted in February 2009 with the intent to assist state and local governments in financing capital projects at lower borrowing costs, the American Recovery and Reinvestment Act of 2009 authorized state and local governments to issue taxable bonds on which, assuming certain specified conditions are satisfied, issuers may either (i) receive payments from the U.S. Treasury equal to a specified percentage of their interest payments (in the case of direct pay BABs) or (ii) cause investors in the bonds to receive federal tax credits (in the case of tax credit BABs). Unlike most other municipal obligations, interest received on BABs is subject to U.S. federal income tax and may be subject to state income tax. Under the terms of the American Recovery and Reinvestment Act of 2009, issuers of direct pay BABs are entitled to receive payments from the U.S. Treasury currently equal to 35% (or 45% in the case of Recovery Zone Economic Development Bonds) of the interest paid on the bonds. Holders of tax credit BABs receive a federal tax credit currently equal to 35% of the coupon interest received. The Fund does not expect to receive (or pass through to common shareholders) tax credits as a result of its investments. The federal interest subsidy or tax credit continues for the life of the bonds,provided that the issuer continues to meet all applicable program eligibility requirements. Under the sequestration process under the Budget Control Act of 2011, automatic spending cuts that became effective on March 1, 2013 reduced the federal subsidy for BABs and other subsidized taxable municipal bonds. The reduced federal subsidy has been extended through 2024. The subsidy payments were reduced by 6.6% in 2018 and 6.2% in 2019. The Fund cannot predict future reductions in the federal subsidy for BABs and other subsidized taxable municipal bonds.

Pursuant to the terms of the American Recovery and Reinvestment Act of 2009, the issuance of BABs ceased on December 31, 2010. As a result, the availability of such bonds is limited and there can be no assurance that BABs will be actively traded. The market for the bonds and/or their liquidity may be negatively affected. No further issuance is permitted unless Congress were to renew the program at a future date.

Municipal Leases and Certificates of Participation. The Fund also may purchase municipal securities that represent lease obligations and certificates of participation in such leases. These carry special risks because the issuer of the securities may not be obligated to appropriate money annually to make payments under the lease. A municipal lease is an obligation in the form of a lease or installment purchase that is issued by a state or local government to acquire equipment and facilities. Income from such obligations generally is exempt from state and local taxes in the state of issuance. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of “non-appropriation” clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. In addition, such leases or contracts may be subject to the temporary abatement of payments in the event the issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment or facilities. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might prove difficult, time consuming and costly, and result in a delay in recovering, or the failure to recover fully, the Fund’s original investment. To the extent that the Fund invests in unrated municipal leases or participates in such leases, the credit quality rating and risk of cancellation of such unrated leases will be monitored on an ongoing basis. In order to reduce this risk, the Fund purchases municipal securities representing lease obligations only where Nuveen Fund Advisors and/or Nuveen Asset Management believes the issuer has a strong incentive to continue making appropriations until maturity.

A certificate of participation represents an undivided interest in an unmanaged pool of municipal leases, an installment purchase agreement or other instruments. The certificates typically are issued by a municipal agency, a trust or other entity that has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase agreements. Such certificates provide the Fund with the right to a pro rata undivided interest in the underlying municipal securities. In addition, such participations generally provide the Fund with the right to demand payment, on not more than seven days’ notice, of all or any part of the Fund’s participation interest in the underlying municipal securities, plus accrued interest.

Municipal Notes.    Municipal securities in the form of notes generally are used to provide for short-term capital needs, in anticipation of an issuer’s receipt of other revenues or financing, and typically have maturities of up to three years. Such instruments may include tax anticipation notes, revenue anticipation notes, bond anticipation notes, tax and revenue anticipation notes and construction loan notes. Tax anticipation notes are issued to finance the working capital needs of governments. Generally, they are issued in anticipation of various tax revenues, such as income, sales, property, use and business taxes, and are payable from these specific future taxes. Revenue anticipation notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under federal revenue sharing programs. Bond anticipation notes are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds then provide the funds needed for repayment of the bond anticipation notes. Tax and revenue anticipation notes combine the funding sources of both tax anticipation notes and revenue anticipation notes. Construction loan notes are sold to provide construction financing. Mortgage notes insured by the Federal Housing Administration secure these notes; however, the proceeds from the insurance may be less than the economic equivalent of the payment of principal and interest on the mortgage note if there has been a default. The anticipated revenues from taxes, grants or bond financing generally secure the obligations of an issuer of municipal notes. However, an investment in such instruments presents a risk that the anticipated revenues will not be received or that such revenues will be insufficient to satisfy the issuer’s payment obligations under the notes or that refinancing will be otherwise unavailable.

Pre-Refunded Municipal Securities. The principal of, and interest on, pre-refunded municipal securities are no longer paid from the original revenue source for the securities. Instead, the source of such payments is typically an escrow fund consisting of U.S. Government securities. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded municipal securities. Issuers of municipal securities use this advance refunding technique to obtain more favorable terms with respect to securities that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded municipal securities. However, except for a change in the revenue source from which principal and interest payments are made, the pre-refunded municipal securities remain outstanding on their original terms until they mature or are redeemed by the issuer.

Private Activity Bonds. Private activity bonds are issued by or on behalf of public authorities to obtain funds to provide privately operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Other types of private activity bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute municipal securities, although the current federal tax laws place substantial limitations on the size of such issues.

Special Taxing Districts. Special taxing districts are organized to plan and finance infrastructure developments to induce residential, commercial and industrial growth and redevelopment. The bond financing methods such as tax increment finance, tax assessment, special services district and Mello-Roos bonds, generally are payable solely from taxes or other revenues attributable to the specific projects financed by the bonds without recourse to the credit or taxing power of related or overlapping municipalities. They often are exposed to real estate development-related risks and can have more taxpayer concentration risk than general tax-supported bonds, such as general obligation bonds. Further, the fees, special taxes, or tax allocations and other revenues that are established to secure such financings generally are limited as to the rate or amount that may be levied or assessed and are not subject to increase pursuant to rate covenants or municipal or corporate guarantees. The bonds could default if development failed to progress as anticipated or if larger taxpayers failed to pay the assessments, fees and taxes as provided in the financing plans of the districts.

Debt Securities

Debt securities are generally used by corporations to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount on or before maturity. Certain debt securities in which the Fund may invest may be “perpetual” in that they have no maturity date and some may be convertible into equity securities of the issuer or its affiliates. The Fund may invest in debt securities of any quality and of any maturity or duration, and such debt securities may be secured or unsecured. In addition, certain debt securities in which the Fund may invest may be subordinated to the payment of an issuer’s senior debt.

Corporate Debt Securities.    Corporate debt securities are fully taxable debt obligations issued by corporations. The broad category of corporate debt securities includes debt issued by companies of all kinds, including those with small-, mid- and large-capitalizations. Corporate debt may be rated investment-grade or below investment-grade and may carry variable or floating rates of interest. Corporate debt securities are fixed income securities issued by businesses to finance their operations, although corporate debt instruments may also include bank loans to companies. Notes, bonds, debentures and commercial paper are the most common types of corporate debt securities, with the primary difference being their maturities and secured or unsecured status. Commercial paper has the shortest term and is usually unsecured.

Because of the wide range of types and maturities of corporate debt securities, as well as the range of creditworthiness of its issuers, corporate debt securities have widely varying potentials for return and risk profiles. Rates on corporate debt securities are set according to prevailing interest rates at the time of the issue, the credit rating of the issuer, the length of the maturity and other terms of the security. For example, commercial paper issued by a large established domestic corporation that is rated investment-grade may have a modest return on principal, but carries relatively limited risk. On the other hand, a long-term corporate note issued by a small non-U.S. corporation from an emerging market country that has not been rated by an NRSRO may have the potential for relatively large returns on principal, but carries a relatively high degree of risk.

Corporate debt securities carry both credit risk and interest rate risk. Credit risk is the risk that a Fund could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it’s due. Some corporate debt securities that are rated below investment-grade are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. The credit risk of a particular issuer’s debt security may vary based on its priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities. This means that the issuer might not make payments on subordinated securities while making payments on senior securities. In addition, in the event of bankruptcy, holders of higher-ranking senior securities may receive amounts otherwise payable to the holders of more junior securities. Interest rate risk is the risk that the value of certain corporate debt securities will tend to fall when interest rates rise. In general, corporate debt securities with longer terms tend to fall more in value when interest rates rise than corporate debt securities with shorter terms. Additionally, corporate debt securities may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity.

In addition, corporate restructurings, such as mergers, leveraged buyouts, takeovers or similar corporate transactions are often financed by an increase in a corporate issuer’s debt securities. As a result of the added debt burden, the credit quality and market value of an issuer’s existing debt securities may decline significantly.

Illiquid Securities

The Fund may invest in municipal securities and other instruments that, at the time of investment, are illiquid (i.e., securities that are not readily marketable). For this purpose, illiquid securities may include, but are not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may only be resold pursuant to Rule 144A under the Securities Act, that are deemed to be illiquid, and certain repurchase agreements. Inverse floating rate securities or the residual interest certificates of tender option bond trusts are not considered illiquid securities. The Board or its delegate has the ultimate authority to determine which securities are liquid or illiquid. The Board has delegated to Nuveen Asset Management the day-to-day determination of the illiquidity of any security held by the Fund, although it has retained oversight and ultimate responsibility for such determinations. Currently, no definitive liquidity criteria are used. Each Board has directed Nuveen Asset Management, when making liquidity determinations, to consider such factors as (i) the nature of the market for a security (including the institutional private resale market; the frequency of trades and quotes for the security; the number of dealers willing to purchase or sell the security; the amount of time normally needed to dispose of the security; and the method of soliciting offers and the mechanics of transfer), (ii) the terms of certain securities or other instruments allowing for the disposition to a third party or the issuer thereof (e.g., certain repurchase obligations and demand instruments), and (iii) other relevant factors. The assets used to cover OTC derivatives held by the Fund will be considered illiquid until the OTC derivatives are sold to qualified dealers who agree that the Fund may repurchase them at a maximum price to be calculated by a formula set forth in an agreement. The “cover” for an OTC derivative subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the derivative.

Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than that which prevailed when it decided to sell. Illiquid securities will be priced at a fair value as determined in good faith by the Board or its delegatee. If, through the appreciation of illiquid securities or the depreciation of liquid securities, the Fund should be in a position where more than 50% of the value of its Managed Assets is invested in illiquid securities, including restricted securities that are not readily marketable, the Fund will take such steps as are deemed advisable by Nuveen Asset Management, if any, to protect liquidity.

Inverse Floating Rate Securities and Floating Rate Securities

Inverse Floating Rate Securities. Inverse floating rate securities (sometimes referred to as “inverse floaters”) are securities whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index. Generally, inverse floating rate securities represent beneficial interests in a special purpose trust formed by a third party sponsor for the purpose of holding municipal bonds. The special purpose trust typically sells two classes of beneficial interests or securities: floating rate securities (sometimes referred to as short-term floaters or tender option bonds) and inverse floating rate securities (sometimes referred to as inverse floaters or residual interest securities). Both classes of beneficial interests are represented by certificates. The short-term floating rate securities have first priority on the cash flow from the municipal bonds held by the special purpose trust. Typically, a third party, such as a bank, broker-dealer or other financial institution, grants the floating rate security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees. The holder of the short-term floater effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate. However, the institution granting the tender option will not be obligated to accept tendered short-term floaters in the event of certain defaults or a significant downgrade in the credit rating assigned to the bond issuer. For its inverse floating rate investment, the Fund receives the residual cash flow from the special purpose trust. Because the holder of the short-term floater is generally assured liquidity at the face value of the security, the Fund as the holder of the inverse floater assumes the interest rate cash flow risk and the market value risk associated with the municipal security deposited into the special purpose trust. The volatility of the interest cash flow and the residual market value will vary with the degree to which the trust is leveraged. This is expressed in the ratio of the total face value of the short-term floaters in relation to the value of the residual inverse floaters that are issued by the special purpose trust. The Fund expects to make limited investments in inverse floaters, with leverage ratios that may vary at inception between one and three times. In addition, all voting rights and decisions to be made with respect to any other rights relating to the municipal bonds held in the special purpose trust are passed through to the Fund, as the holder of the residual inverse floating rate securities. Because increases in the interest rate on the short-term floaters reduce the residual interest paid on inverse floaters, and because fluctuations in the value of the municipal bond deposited in the special purpose trust affect the value of the inverse floater only, and not the value of the short-term floater issued by the trust, inverse floaters’ value is generally more volatile than that of fixed rate bonds. The market price of inverse floating rate securities is generally more volatile than the underlying securities due to the leveraging effect of this ownership structure. These securities generally will underperform the market of fixed rate bonds in a rising interest rate environment (i.e., when bond values are falling), but tend to outperform the market of fixed rate bonds when interest rates decline or remain relatively stable. Although volatile, inverse floaters typically offer the potential exceeding the yields available on fixed rate bonds with comparable credit quality, coupon, call provisions and maturity. Inverse floaters have varying degrees of liquidity based upon, among other things, the liquidity of the underlying securities deposited in a special purpose trust.

The Fund may invest in inverse floating rate securities, issued by special purpose trusts that have recourse to the Fund. In Nuveen Fund Advisors’ and Nuveen Asset Management’s discretion, the Fund may enter into a separate shortfall and forbearance agreement with the third party sponsor of a special purpose trust. The Fund may enter into such recourse agreements (i) when the liquidity provider to the special purpose trust requires such an agreement because the level of leverage in the trust exceeds the level that the liquidity provider is willing to support absent such an agreement; and/or (ii) to seek to prevent the liquidity provider from collapsing the trust in the event that the municipal obligation held in the trust has declined in value. Such an agreement would require the Fund to reimburse the third party sponsor of such inverse floater, upon termination of the trust issuing the inverse floater, the difference between the liquidation value of the bonds held in the trust and the principal amount due to the holders of floating rate interests. Such agreements may expose the Fund to a risk of loss that exceeds its investment in the inverse floating rate securities. The Fund will segregate or earmark liquid assets with its custodian in accordance with the 1940 Act to cover its obligations with respect to its investments in special purpose trusts. Absent a shortfall and forbearance agreement, the Fund would not be required to make such a reimbursement. If the Fund chooses not to enter into such an agreement, the special purpose trust could be liquidated and the Fund could incur a loss.

The Fund may invest in both inverse floating rate securities and floating rate securities (as discussed below) issued by the same special purpose trust.

Investments in inverse floating rate securities have the economic effect of leverage. The use of leverage creates special risks for Common Shareholders. See the Fund’s most recent annual report on Form N-CSR under “Principal Risks Of The Funds—Portfolio Level Risks—Inverse Floating Rate Securities Risk.”

Floating Rate Securities. The Fund may also invest in floating rate securities, as described above, issued by special purpose trusts. Floating rate securities may take the form of short-term floating rate securities or the option period may be substantially longer. Generally, the interest rate earned will be based upon the market rates for municipal securities with maturities or remarketing provisions that are comparable in duration to the periodic interval of the tender option, which may vary from weekly, to monthly, to extended periods of one year or multiple years. Since the option feature has a shorter term than the final maturity or first call date of the underlying bond deposited in the trust, the Fund as the holder of the floating rate security relies upon the terms of the agreement with the financial institution furnishing the option as well as the credit strength of that institution. As further assurance of liquidity, the terms of the trust provide for a liquidation of the municipal security deposited in the trust and the application of the proceeds to pay off the floating rate security. The trusts that are organized to issue both short-term floating rate securities and inverse floaters generally include liquidation triggers to protect the investor in the floating rate security.

Short-Term Investments

Short-Term Taxable Fixed Income Securities. For temporary defensive purposes or to keep cash on hand fully invested, the Fund may invest up to 100% of its Managed Assets in cash equivalents and short-term taxable fixed-income securities. Short-term taxable fixed income investments are defined to include, without limitation, the following:

(1) U.S. Government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by U.S. Government agencies or instrumentalities. U.S. Government agency securities include securities issued by (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, and the Government National Mortgage Association, whose securities are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks, and the Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, whose securities are supported only by its credit. While the U.S. Government provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. Government, its agencies and instrumentalities do not guarantee the market value of their securities. Consequently, the value of such securities may fluctuate.

(2) Certificates of deposit issued against funds deposited in a bank or a savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Under current Federal Deposit Insurance Company regulations, the maximum insurance payable as to any one certificate of deposit is $250,000; therefore, certificates of deposit purchased by the Fund may not be fully insured.

(3) Repurchase agreements, which involve purchases of debt securities. At the time the Fund purchases securities pursuant to a repurchase agreement, it simultaneously agrees to resell and redeliver such securities to the seller, who also simultaneously agrees to buy back the securities at a fixed price and time. This assures a predetermined yield for the Fund during its holding period, since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for the Fund to invest temporarily available cash. The Fund may enter into repurchase agreements only with respect to obligations of the U.S. Government, its agencies or instrumentalities; certificates of deposit; or bankers’ acceptances in which the Fund may invest. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to the Fund is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the Fund is entitled to sell the underlying collateral. If the value of the collateral declines after the agreement is entered into, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Fund could incur a loss of both principal and interest. Nuveen Fund Advisors, monitors the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. Nuveen Fund Advisors does so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Fund. If the seller were to be subject to a federal bankruptcy proceeding, the ability of the Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

(4) Commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between the Fund and a corporation. There is no secondary market for such notes. However, they are redeemable by the Fund at any time. Nuveen Fund Advisors will consider the financial condition of the corporation (e.g., earning power, cash flow, and other liquidity measures) and will continuously monitor the corporation’s ability to meet all of its financial obligations, because the Fund’s liquidity might be impaired if the corporation were unable to pay principal and interest on demand. Investments in commercial paper will be limited to commercial paper rated in the highest categories by a major rating agency and which mature within one year of the date of purchase or carry a variable or floating rate of interest.

Short-Term Tax-Exempt Municipal Securities

Short-term tax-exempt municipal securities are securities that are exempt from regular federal income tax and mature within three years or less from the date of issuance. Short-term tax-exempt municipal income securities are defined to include, without limitation, the following:

Bond Anticipation Notes (“BANs”) are usually general obligations of state and local governmental issuers which are sold to obtain interim financing for projects that will eventually be funded through the sale of long-term debt obligations or bonds. The ability of an issuer to meet its obligations on its BANs is primarily dependent on the issuer’s access to the long-term municipal bond market and the likelihood that the proceeds of such bond sales will be used to pay the principal and interest on the BANs.

Tax Anticipation Notes (“TANs”) are issued by state and local governments to finance the current operations of such governments. Repayment is generally to be derived from specific future tax revenues. TANs are usually general obligations of the issuer. A weakness in an issuer’s capacity to raise taxes due to, among other things, a decline in its tax base or a rise in delinquencies, could adversely affect the issuer’s ability to meet its obligations on outstanding TANs.

Revenue Anticipation Notes (“RANs”) are issued by governments or governmental bodies with the expectation that future revenues from a designated source will be used to repay the notes. In general, they also constitute general obligations of the issuer. A decline in the receipt of projected revenues, such as anticipated revenues from another level of government, could adversely affect an issuer’s ability to meet its obligations on outstanding RANs. In addition, the possibility that the revenues would, when received, be used to meet other obligations could affect the ability of the issuer to pay the principal and interest on RANs.

Construction Loan Notes are issued to provide construction financing for specific projects. Frequently, these notes are redeemed with funds obtained from the Federal Housing Administration.

Bank Notes are notes issued by local government bodies and agencies, such as those described above to commercial banks as evidence of borrowings. The purposes for which the notes are issued are varied but they are frequently issued to meet short-term working capital or capital-project needs. These notes may have risks similar to the risks associated with TANs and RANs.

Tax-Exempt Commercial Paper (“Municipal Paper”) represents very short-term unsecured, negotiable promissory notes issued by states, municipalities and their agencies. Payment of principal and interest on issues of municipal paper may be made from various sources, to the extent the funds are available therefrom. Maturities of municipal paper generally will be shorter than the maturities of TANs, BANs or RANs. There is a limited secondary market for issues of Municipal Paper.

Certain municipal securities may carry variable or floating rates of interest whereby the rate of interest is not fixed but varies with changes in specified market rates or indices, such as a bank prime rate or a tax-exempt money market index.

While the various types of notes described above as a group represent the major portion of the short-term tax-exempt note market, other types of notes are available in the marketplace and the Fund may invest in such other types of notes to the extent permitted under its investment objective, policies and limitations. Such notes may be issued for different purposes and may be secured differently from those mentioned above.

Auction Rate Securities

Municipal securities also include auction rate municipal securities and auction rate preferred securities issued by closed-end investment companies that invest primarily in municipal securities (collectively, “auction rate securities”). In recent market environments, auctions have failed, which adversely affects the liquidity and price of auction rate securities, and are unlikely to resume. Provided that the auction mechanism is successful, auction rate securities usually permit the holder to sell the securities in an auction at par value at specified intervals. The dividend is reset by “Dutch” auction in which bids are made by broker-dealers and other institutions for a certain amount of securities at a specified minimum yield. The dividend rate set by the auction is the lowest interest or dividend rate that covers all securities offered for sale. While this process is designed to permit auction rate securities to be traded at par value, there is a risk that an auction will fail due to insufficient demand for the securities. Moreover, between auctions, there may be no secondary market for these securities, and sales conducted on a secondary market may not be on terms favorable to the seller. Auction rate securities may be called by the issuer. Thus, with respect to liquidity and price stability, auction rate securities may differ substantially from cash equivalents, notwithstanding the frequency of auctions and the credit quality of the security. The Fund’s investments in auction rate securities of closed-end funds are subject to the limitations prescribed by the 1940 Act. The Fund indirectly bears its proportionate share of any management and other fees paid by such closed-end funds in addition to the advisory fees payable directly by the Fund.

When-Issued and Delayed-Delivery Transactions

The Fund may buy and sell municipal securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15 to 45 days of the trade date. On such transactions, the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment. Income generated by any such assets which provide taxable income for federal income tax purposes is includable in the taxable income of the Fund and, to the extent distributed, will be taxable to shareholders. The Fund may enter into contracts to purchase municipal securities on a forward basis (i.e., where settlement will occur more than 60 days from the date of the transaction) only to the extent that the Fund specifically collateralizes such obligations with a security that is expected to be called or mature within 60 days before or after the settlement date of the forward transaction. The commitment to purchase securities on a when-issued, delayed delivery or forward basis may involve an element of risk because no interest accrues on the bonds prior to settlement and, at the time of delivery, the market value may be less than cost.

Derivatives and Hedging Strategies

The Fund may periodically engage in hedging transactions, and otherwise use various types of derivative instruments, described below, to reduce risk, to effectively gain particular market exposures, to seek to enhance returns, and to reduce transaction costs, among other reasons. The Fund values derivative instruments at market/fair value for purposes of calculating compliance with the Fund’s 80% investment policy in investments the income from which is exempt from regular federal income tax.

“Hedging” is a term used for various methods of seeking to preserve portfolio capital value by offsetting price changes in one investment through making another investment whose price should tend to move in the opposite direction.

A “derivative” is a financial contract whose value is based on (or “derived” from) a traditional security (such as a stock or a bond), an asset (such as a commodity like gold), or a market index (such as the S&P National Bond Fund Index). Some forms of derivatives may trade on exchanges, while non-standardized derivatives, which tend to be more specialized and complex, trade in “over-the-counter” (“OTC”) or a one-on-one basis. It may be desirable and possible in various market environments to partially hedge the portfolio against fluctuations in market value due to market interest rate or credit quality fluctuations, or instead to gain a desired investment exposure, by entering into various types of derivative transactions, including financial futures and index futures as well as related put and call options on such instruments, structured notes, or interest rate swaps on taxable or tax-exempt securities or indexes (which may be “forward-starting”), credit default swaps, and options on interest rate swaps, among others.

These transactions present certain risks. In particular, the imperfect correlation between price movements in the futures contract and price movements in the securities being hedged creates the possibility that losses on the hedge by the Fund may be greater than gains in the value of the securities in the Fund’s portfolio. In addition, futures and options markets may not be liquid in all circumstances. As a result, in volatile markets, the Fund may not be able to close out the transaction without incurring losses substantially greater than the initial deposit. Finally, the potential deposit requirements in futures contracts create an ongoing greater potential financial risk than do options transactions, where the exposure is limited to the cost of the initial premium. Losses due to hedging transactions will reduce yield. Net gains, if any, from hedging and other portfolio transactions will be distributed as taxable distributions to shareholders. Successful implementation of most hedging strategies will generate taxable income.

The Fund invests in these instruments only in markets believed by Nuveen Asset Management to be active and sufficiently liquid. Successful implementation of most hedging strategies will generate taxable income.

Swap Transactions. The Fund may enter into total return, interest rate and credit default swap agreements and interest rate caps, floors and collars. The Fund may also enter into options on the foregoing types of swap agreements (“swap options”).

The Fund may enter into swap transactions for any purpose consistent with its investment objective and strategies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets, as a duration management technique, to reduce risk arising from the ownership of a particular instrument, or to gain exposure to certain sectors or markets in the most economical way possible.

Swap agreements are two-party contracts entered into primarily by institutional investors for a specified period of time. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on a particular predetermined asset, reference rate or index. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount” (i.e., the change in the value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index). The notional amount of the swap agreement generally is only used as a basis upon which to calculate the obligations that the parties to the swap agreement have agreed to exchange.

Some, but not all, swaps may be cleared, in which case a central clearing counterparty stands between each buyer and seller and effectively guarantees performance of each contract, to the extent of its available resources for such purpose. Uncleared swaps have no such protection; each party bears the risk that its direct counterparty will default.

Interest Rate Swaps, Caps, Collars and Floors. Interest rate swaps are bilateral contracts in which each party agrees to make periodic payments to the other party based on different referenced interest rates (e.g., a fixed rate and a floating rate) applied to a specified notional amount. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index rises above a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. Interest rate collars involve selling a cap and purchasing a floor or vice versa to protect the Fund against interest rate movements exceeding given minimum or maximum levels.

The use of interest rate transactions, such as interest rate swaps and caps, is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. Depending on the state of interest rates in general, the Fund’s use of interest rate swaps or caps could enhance or harm the overall performance of the Common Shares. To the extent there is a decline in interest rates, the value of the interest rate swap or cap could decline, and could result in a decline in the net asset value (“NAV”) of Common Shares. In addition, if the counterparty to an interest rate swap defaults, the Fund would not be able to use the anticipated net receipts under the swap to offset the interest payments on borrowings or the dividend payments on any outstanding preferred shares. Depending on whether the Fund would be entitled to receive net payments from the counterparty on the swap, which in turn would depend on the general state of short-term interest rates at that point in time, such a default could negatively impact the performance of Common Shares. In addition, at the time an interest rate swap transaction reaches its scheduled termination date, there is a risk that the Fund would not be able to obtain a replacement transaction or that the terms of the replacement would not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the performance of Common Shares. The Fund could be required to prepay the principal amount of any borrowings. Such redemption or prepayment would likely result in the Fund seeking to terminate early all or a portion of any swap transaction. Early termination of a swap could result in a termination payment by or to the Fund.

Municipal Market Data Rate Locks. The Fund may purchase and sell municipal market data rate locks (“MMD Rate Locks”). An MMD Rate Lock permits the Fund to lock in a specified municipal interest rate for a portion of its portfolio to preserve a return on a particular investment or a portion of its portfolio as a duration management technique or to protect against any increase in the price of securities to be purchased at a later date. By using an MMD Rate Lock, the Fund can create a synthetic long or short position, allowing the Fund to select what the manager believes is an attractive part of the yield curve. The Fund ordinarily uses these transactions as a hedge or for duration or risk management although it is permitted to enter into them to enhance income or gain or to increase the Fund’s yield, for example, during periods of steep interest rate yield curves (i.e., wide differences between short term and long term interest rates). An MMD Rate Lock is a contract between the Fund and an MMD Rate Lock provider pursuant to which the parties agree to make payments to each other on a notional amount, contingent upon whether the Municipal Market Data AAA General Obligation Scale is above or below a specified level on the expiration date of the contract. For example, if the Fund buys an MMD Rate Lock and the Municipal Market Data AAA General Obligation Scale is below the specified level on the expiration date, the counterparty to the contract will make a payment to the Fund equal to the specified level minus the actual level, multiplied by the notional amount of the contract. If the Municipal Market Data AAA General Obligation Scale is above the specified level on the expiration date, the Fund makes a payment to the counterparty equal to the actual level minus the specified level, multiplied by the notional amount of the contract. In connection with investments in MMD Rate Locks, there is a risk that municipal yields will move in the opposite direction than anticipated by the Fund, which would cause the Fund to make payments to its counterparty in the transaction that could adversely affect the Fund’s performance.

Total Return Swaps. In a total return swap, one party agrees to pay the other the “total return” of a defined underlying asset during a specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. A total return swap may be applied to any underlying asset but is most commonly used with equity indices, single stocks, bonds and defined baskets of loans and mortgages. The Fund might enter into a total return swap involving an underlying index or basket of securities to create exposure to a potentially widely-diversified range of securities in a single trade. An index total return swap can be used by the Adviser and/or the Sub-Adviser to assume risk, without the complications of buying the component securities from what may not always be the most liquid of markets.

Credit Default Swaps. A credit default swap is a bilateral contract that enables an investor to buy or sell protection against a defined-issuer credit event. The Fund may enter into credit default swap agreements either as a buyer or a seller. The Fund may buy protection to attempt to mitigate the risk of default or credit quality deterioration in an individual security or a segment of the fixed income securities market to which it has exposure, or to take a “short” position in individual bonds or market segments which it does not own. The Fund may sell protection in an attempt to gain exposure to the credit quality characteristics of particular bonds or market segments without investing directly in those bonds or market segments.

As the buyer of protection in a credit default swap, the Fund would pay a premium (by means of an upfront payment or a periodic stream of payments over the term of the agreement) in return for the right to deliver a referenced bond or group of bonds to the protection seller and receive the full notional or par value (or other agreed upon value) upon a default (or similar event) by the issuer(s) of the underlying referenced obligation(s). If no default occurs, the protection seller would keep the stream of payments and would have no further obligation to the Fund. Thus, the cost to the Fund would be the premium paid with respect to the agreement. However, if a credit event occurs the Fund may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. The Fund bears the risk that the protection seller may fail to satisfy its payment obligations.

If the Fund is a seller of protection in a credit default swap and no credit event occurs, the Fund would generally receive an up-front payment or a periodic stream of payments over the term of the swap. However, if a credit event occurs, generally the Fund would have to pay the buyer the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. As the protection seller, the Fund effectively adds economic leverage to its portfolio because, in addition to being subject to investment exposure on its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. Thus, the Fund bears the same risk as it would by buying the reference obligations directly, plus the additional risks related to obtaining investment exposure through a derivative instrument discussed below under “—Risks Associated with Swap Transactions.”

Swap Options. A swap option is a contract that gives a counterparty the right (but not the obligation), in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel, or otherwise modify an existing swap agreement at some designated future time on specified terms. A cash-settled option on a swap gives the purchaser the right, in return for the premium paid, to receive an amount of cash equal to the value of the underlying swap as of the exercise date. The Fund may write (sell) and purchase put and call swap options. Depending on the terms of the particular option agreement, the Fund generally would incur a greater degree of risk when it writes a swap option than when it purchases a swap option. When the Fund purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when the Fund writes a swap option, upon exercise of the option the Fund would become obligated according to the terms of the underlying agreement.

Risks Associated with Swap Transactions. The use of swap transactions is a highly specialized activity which involves strategies and risks different from those associated with ordinary portfolio security transactions. If the Nuveen Fund Advisors and/or Nuveen Asset Management is incorrect in its forecasts of default risks, market spreads or other applicable factors or events, the investment performance of the Fund would diminish compared with what it would have been if these techniques were not used. As the protection seller in a credit default swap, the Fund effectively adds economic leverage to its portfolio because, in addition to being subject to investment exposure on its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. The Fund generally may close out a swap, cap, floor, collar or other two-party contract only with its particular counterparty, and generally may transfer a position only with the consent of that counterparty. In addition, the price at which the Fund may close out such a two party contract may not correlate with the price change in the underlying reference asset. If the counterparty defaults, the Fund will have contractual remedies, but there can be no assurance that the counterparty will be able to meet its contractual obligations or that the Fund will succeed in enforcing its rights. It also is possible that developments in the derivatives market, including changes in government regulation, could adversely affect the Fund’s ability to terminate existing swap or other agreements or to realize amounts to be received under such agreements.

Futures and Options on Futures Generally. A futures contract is an agreement between two parties to buy and sell a security, index or interest rate (each a “financial instrument”) for a set price on a future date. Certain futures contracts, such as futures contracts relating to individual securities, call for making or taking delivery of the underlying financial instrument. However, these contracts generally are closed out before delivery by entering into an offsetting purchase or sale of a matching futures contract (same exchange, underlying financial instrument, and delivery month). Other futures contracts, such as futures contracts on interest rates and indices, do not call for making or taking delivery of the underlying financial instrument, but rather are agreements pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the financial instrument at the close of the last trading day of the contract and the price at which the contract was originally written. These contracts also may be settled by entering into an offsetting futures contract.

Unlike when the Fund purchases or sells a security, no price is paid or received by the Fund upon the purchase or sale of a futures contract. Initially, the Fund is required to deposit with the futures broker, known as a futures commission merchant (“FCM”), an amount of cash or securities equal to a varying specified percentage of the contract amount. This amount is known as initial margin. The margin deposit is intended to ensure completion of the contract. Minimum initial margin requirements are established by the futures exchanges and may be revised. In addition, FCMs may establish margin deposit requirements that are higher than the exchange minimums. Cash held in the margin account generally is not income producing. However, coupon-bearing securities, such as Treasury securities, held in margin accounts generally will earn income. Subsequent payments to and from the FCM, called variation margin, will be made on a daily basis as the price of the underlying financial instrument fluctuates, making the futures contract more or less valuable, a process known as marking the contract to market. Changes in variation margin are recorded by the Fund as unrealized gains or losses. At any time prior to expiration of the futures contract, the Fund may elect to close the position by taking an opposite position that will operate to terminate its position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a gain or loss. In the event of the bankruptcy or insolvency of an FCM that holds margin on behalf of the Fund, the Fund may be entitled to the return of margin owed to it only in proportion to the amount received by the FCM’s other customers, potentially resulting in losses to the Fund. Futures transactions also involve brokerage costs.

A futures option gives the purchaser of such option the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the purchaser acquires a long position in the futures contract and the writer is assigned the opposite short position. Upon the exercise of a put option, the opposite is true.

The requirements for qualification as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”) may also limit the extent to which the Fund may invest in futures, options on futures and swaps. See “Tax Matters.”

Nuveen Fund Advisors and Nuveen Asset Management may use derivative instruments to seek to enhance return, to hedge some of the risk of the Fund’s investments in municipal securities or as a substitute for a position in the underlying asset. These types of strategies may generate taxable income.

There is no assurance that these derivative strategies will be available at any time or that Nuveen Fund Advisors and Nuveen Asset Management will determine to use them for the Fund or, if used, that the strategies will be successful.

Repurchase Agreements

The Fund may enter into repurchase agreements (the purchase of a security coupled with an agreement to resell that security at a higher price) with respect to its permitted investments. The Fund’s repurchase agreements will provide that the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the agreement, and will be marked-to-market daily. The agreed-upon repurchase price determines the yield during the Fund’s holding period.

Repurchase agreements are considered to be loans collateralized by the underlying security that is the subject of the repurchase contract. The Fund only enters into repurchase agreements with registered securities dealers or domestic banks that, in Nuveen Asset Management’s opinion, present minimal credit risk. The risk to the Fund is limited to the ability of the issuer to pay the agreed-upon repurchase price on the delivery date; however, although the value of the underlying collateral at the time the transaction is entered into always equals or exceeds the agreed-upon repurchase price, if the value of the collateral declines there is a risk of loss of both principal and interest. In the event of default, the collateral may be sold but the Fund might incur a loss if the value of the collateral declines, and might incur disposition costs or experience delays in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by the Fund may be delayed or limited. Nuveen Asset Management will monitor the value of the collateral at the time the transaction is entered into and at all times subsequent during the term of the repurchase agreement in an effort to determine that such value always equals or exceeds the agreed-upon repurchase price. In the event the value of the collateral declines below the repurchase price, Nuveen Asset Management will demand additional collateral from the issuer to increase the value of the collateral to at least that of the repurchase price, including interest.

Structured Notes

The Fund may utilize structured notes and similar instruments for investment purposes and also for hedging purposes. Structured notes are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an “embedded index”), such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets. The terms of such structured instruments normally provide that their principal and/or interest payments are to be adjusted upwards or downwards (but not ordinarily below zero) to reflect changes in the embedded index while the structured instruments are outstanding. As a result, the interest and/or principal payments that may be made on a structured product may vary widely, depending upon a variety of factors, including the volatility of the embedded index and the effect of changes in the embedded index on principal and/or interest payments. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the referenced index or indices or other assets. Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss.

Other Investment Companies

The Fund may invest in securities of other open-or closed-end investment companies (including exchange-traded funds) that invest primarily in municipal securities of the types in which the Fund may invest directly. In addition, the Fund may invest a portion of its Managed Assets in pooled investment vehicles (other than investment companies) that invest primarily in municipal securities of the types in which the Fund may invest directly. The Fund generally expects that it may invest in other investment companies and/or other pooled investment vehicles either during periods when it has large amounts of uninvested cash or during periods when there is a shortage of attractive, high yielding municipal securities available in the market. The Fund may invest in investment companies that are advised by the Adviser and/or the Sub-Adviser or their affiliates to the extent permitted by applicable law. As a shareholder in an investment company, the Fund bears its ratable share of that investment company’s expenses and would remain subject to payment of its own management fees with respect to assets so invested. Common Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies.

The Adviser and/or the Sub-Adviser will take expenses into account when evaluating the investment merits of an investment in an investment company relative to available municipal security investments. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks described herein. The NAV and market value of leveraged shares will be more volatile, and the yield to Common Shareholders will tend to fluctuate more than the yield generated by unleveraged shares.

Zero Coupon Bonds

The Fund may invest in zero coupon bonds. A zero coupon bond is a bond that typically does not pay interest for the entire life of the obligation or for an initial period after the issuance of the obligation. The market prices of zero coupon bonds are affected to a greater extent by changes in prevailing levels of interest rates and therefore tend to be more volatile in price than securities that pay interest periodically. In addition, because the Fund accrues income with respect to these securities prior to the receipt of such interest, it may have to dispose of portfolio securities under disadvantageous circumstances in order to obtain cash needed to pay income dividends in amounts necessary to avoid unfavorable tax consequences.

MANAGEMENT OF THE FUND

Trustees and Officers

The management of the Fund, including general supervision of the duties performed for the Fund under the Investment Management Agreement (as defined under “Investment Adviser, Sub-Adviser and Portfolio Managers—Investment Management Agreement and Related Fees”), is the responsibility of the Board. The number of Trustees of the Fund is twelve, all of whom are not interested persons (referred to herein as “Independent Trustees”). None of the Independent Trustees has ever been a director, trustee or employee of, or consultant to, Nuveen LLC (“Nuveen”), Nuveen Fund Advisors, Nuveen Asset Management, or their affiliates. The Board is divided into three classes, Class I, Class II and Class III, the Class I Trustees serving until the 2025 annual meeting, the Class II Trustees serving until the 2026 annual meeting and the Class III Trustees serving until the 2024 annual meeting, in each case until their respective successors are elected and qualified, as described below. Currently, Michael A. Forrester, Thomas J. Kenny, Margaret L. Wolff and Robert L. Young are slated in Class I, Joseph A. Boateng, Amy B. R. Lancellotta, John K. Nelson and Terence J. Toth are slated in Class II, and Joanne T. Medero, Albin F. Moschner, Loren M. Starr and Matthew Thornton III are slated in Class III. As each Trustee’s term expires, shareholders will be asked to elect Trustees and such Trustees shall be elected for a term expiring at the time of the third succeeding annual meeting subsequent to their election or thereafter in each case when their respective successors are duly elected and qualified. These provisions could delay for up to two years the replacement of a majority of the Board. See “Certain Provisions in the Declaration of Trust and By-Laws” in the prospectus.

The officers of the Fund serve annual terms through August of each year and are elected on an annual basis. The names, business addresses and years of birth of the Trustees and officers of the Fund, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other trusteeships they hold are set forth below. Except as noted in the table below, the Trustees of the Fund are directors or trustees, as the case may be, of 216 Nuveen-sponsored registered investment companies (the “Nuveen Funds”), which includes 147 open-end mutual funds, 46 closed-end funds and 23 Nuveen-sponsored exchange-traded funds.

Name, Business Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served in the Fund Complex	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years
Independent Trustees:
Thomas J. Kenny 730 Third Avenue New York, NY 10017- 3206 1963	Co-Chair of the Board and Trustee	Term—Class I Length of Service—Since 2024, Co-Chair of the Board since January 2024	Advisory Director (2010–2011), Partner (2004–2010), Managing Director (1999–2004) and Co- Head of Global Cash and Fixed Income Portfolio Management Team (2002–2010), Goldman Sachs Asset Management (asset management).	216	Director (since 2015) and Chair of the Finance and Investment Committee (since 2018), Aflac Incorporated; formerly, Director (2021-2022), ParentSquare; formerly, Director (2021-2022) and Finance Committee Chair (2016- 2022), Sansum Clinic; formerly, Advisory Board Member (2017- 2019), B’Box; formerly, Member (2011-2020), the University of California at Santa Barbara Arts and Lectures Advisory Council; formerly, Investment Committee Member (2012-2020), Cottage Health System; formerly, Board Member (2009-2019) and President of the Board (2014-2018), Crane Country Day School; Trustee (2011-2023) and Chairman (2017- 2023), the College Retirement Equities Fund; Manager (2011- 2023) and Chairman (2017-2023), TIAA Separate Account VA-1

Name, Business Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served in the Fund Complex	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years
Robert L. Young 333 West Wacker Drive Chicago, IL 60606 1963	Co-Chair of the Board and Trustee	Term—Class I Length of Service—Since 2017, Co- Chair since July 1, 2024 for term ending December 31, 2024.	Formerly, Chief Operating Officer and Director, J.P. Morgan Investment Management Inc. (financial services) (2010-2016); formerly, President and Principal Executive Officer (2013-2016), and Senior Vice President and Chief Operating Officer (2005-2010), of J.P. Morgan Funds; formerly, Director and various officer positions for J.P. Morgan Investment Management Inc. (formerly, JPMorgan Funds Management, Inc. and formerly, One Group Administrative Services) and JPMorgan Distribution Services, Inc.(financial services) (formerly, One Group Dealer Services, Inc.) (1999-2017).	216	None

Name, Business Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served in the Fund Complex	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years
Joseph A. Boateng* 730 Third Avenue New York, NY 10017 1963	Trustee	Term—Class II. Length of Service —Since 2019.	Chief Investment Officer, Casey Family Programs (since 2007); formerly, Director of U.S. Pension Plans, Johnson & Johnson (2002- 2006).	210	Board Member, Lumina Foundation (since 2018) and Waterside School (since 2021); Board Member (2012- 2019) and Emeritus Board Member (since 2020), Year-Up Puget Sound; Investment Advisory Committee Member and Former Chair (since 2007), Seattle City Employees’ Retirement System; Investment Committee Member (since 2012), The Seattle Foundation; Trustee (2018-2023), the College Retirement Equities Fund; Manager (2019- 2023), TIAA Separate Account VA- 1.

Michael A. Forrester* 730 Third Avenue New York, NY 10017 1967	Trustee	Term—Class I. Length of Service —Since 2007.	Formerly, Chief Executive Officer (2014–2021) and Chief Operating Officer (2007–2014), Copper Rock Capital Partners, LLC.	210	Trustee, Dexter Southfield School (since 2019); Member (since 2020), Governing Council of the Independent Directors Council (IDC); Trustee, the College Retirement Equities Fund and Manager, TIAA Separate Account VA-1 (2007-2023).

Amy B.R. Lancellotta 333 West Wacker Drive Chicago, IL 60606 1959	Trustee	Term—Class II Length of Service—Since 2021	Formerly, Managing Director, IDC (supports the fund independent director community and is part of the Investment Company Institute (ICI), which represents regulated investment companies) (2006-2019); formerly, various positions with ICI (1989-2006).	216	President (since 2023) and Member (since 2020) of the Board of Directors, Jewish Coalition Against Domestic Abuse (JCADA).

Name, Business Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served in the Fund Complex	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years
Joanne T. Medero 333 West Wacker Drive Chicago, IL 60606 1954	Trustee	Term—Class III Length of Service—Since 2021	Formerly, Managing Director, Government Relations and Public Policy (2009- 2020) and Senior Advisor to the Vice Chairman (2018-2020), BlackRock, Inc. (global investment management firm); formerly, Managing Director, Global Head of Government Relations and Public Policy, Barclays Group (IBIM)(investment banking, investment management businesses) (2006-2009); formerly, Managing Director, Global General Counsel and Corporate Secretary, Barclays Global Investors (global investment management firm) (1996-2006); formerly, Partner, Orrick, Herrington & Sutcliffe LLP (law firm) (1993-1995); formerly, General Counsel, Commodity Futures Trading Commission (government agency overseeing U.S. derivatives markets) (1989- 1993); formerly, Deputy Associate Director/Associate Director for Legal and Financial Affairs, Office of Presidential Personnel, The White House (1986-1989).	216	Member (since 2019) of the Board of Directors, Baltic-American Freedom Foundation (seeks to provide opportunities for citizens of the Baltic states to gain education and professional development through exchanges in the U.S.).

Name, Business Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served in the Fund Complex	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years
Albin F. Moschner 333 West Wacker Drive Chicago, IL 60606 1952	Trustee	Term—Class III Length of Service—Since 2016	Founder and Chief Executive Officer, Northcroft Partners, LLC, (management consulting), (since 2012); previously, held positions at Leap Wireless International, Inc., (consumer wireless service) including Consultant (2011-2012), Chief Operating Officer (2008- 2011) and Chief Marketing Officer (2004-2008); formerly, President, Verizon Card Services division of Verizon Communications, Inc. (telecommunications services) (2000-2003); formerly, President, One Point Services at One Point Communications (telecommunications services) (1999-2000); formerly, Vice Chairman of the Board, Diba, Incorporated (internet technology provider) (1996-1997); formerly, various executive positions (1991- 1996) and Chief Executive Officer (1995-1996) of Zenith Electronics Corporation (consumer electronics).	216	Formerly, Chairman (2019), and Director (2012-2019), USA Technologies, Inc. (a provider of solutions and services to facilitate electronic payment transactions); formerly, Director, Wintrust Financial Corporation (1996-2016).

Name, Business Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served in the Fund Complex	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years
John K. Nelson 333 West Wacker Drive Chicago, IL 60606 1962	Trustee	Term—Class II Length of Service—Since 2016	Formerly, Senior External Advisor to the Financial Services practice of Deloitte Consulting LLP (consulting and accounting). (2012-2014); Chief Executive Officer of ABN AMRO Bank N.V., North America (insurance), and Global Head of the Financial Markets Division (2007- 2008), with various executive leadership roles in ABN AMRO Bank N.V. between 1996 and 2007.	216	Formerly, Member of Board of Directors (2008-2023) of Core12 LLC (private firm which develops branding, marketing and communications strategies for clients); formerly, Member of the President’s Council (2010-2019) of Fordham University; formerly, Director (2009-2018) of the Curran Center for Catholic American Studies; formerly, Trustee and Chairman of The Board of Trustees of Marian University (2011-2013).

Loren M. Starr† 730 Third Avenue New York, NY 10017-3206 1961	Trustee	Term—Class III Length of Service—Since 2024	Independent Consultant/Advisor (since 2021). Vice Chair, Senior Managing Director (2020–2021), Chief Financial Officer, Senior Managing Director (2005–2020), Invesco Ltd (asset management).	215	Director (since 2023) and Audit Committee Member (since 2024), AMG; formerly, Chair and Member of the Board of Directors (2014- 2021), Georgia Leadership Institute for School Improvement (GLISI); formerly, Chair and Member of the Board of Trustees (2014-2018), Georgia Council on Economic Education (GCEE); Trustee, the College Retirement Equities Fund and Manager, TIAA Separate Account VA-1 (2022-2023).

Name, Business Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served in the Fund Complex	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years
Matthew Thornton III 333 West Wacker Drive Chicago, IL 60606 1958	Trustee	Term—Class III Length of Service —Since 2020	Formerly, Executive Vice President and Chief Operating Officer (2018- 2019), FedEx Freight Corporation, a subsidiary of FedEx Corporation (“FedEx”) (provider of transportation, e-commerce and business services through its portfolio of companies); formerly, Senior Vice President, U.S. Operations (2006-2018), Federal Express Corporation, a subsidiary of FedEx.	216	Member of the Board of Directors (since 2014), The Sherwin-Williams Company (develops, manufactures, distributes and sells paints, coatings and related products); Member of the Board of Directors (since 2020), Crown Castle International (provider of communications infrastructure); formerly, Member of the Board of Directors (2012- 2018), Safe Kids Worldwide® (a non-profit organization dedicated to preventing childhood injuries).

Name, Business Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served in the Fund Complex	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years
Terence J. Toth 333 West Wacker Drive Chicago, IL 60606 1959	Trustee	Term—Class II Length of Service—Since 2008, Chair/Co-Chair of the Board since July 2018 for term ended June 30, 2024.	Formerly, Co-Founding Partner, Promus Capital (investment advisory firm) (2008-2017); formerly, Director of Quality Control Corporation (manufacturing) (2012- 2021); formerly, Director, Fulcrum IT Service LLC (information technology services firm to government entities) (2010-2019); formerly, Director, LogicMark LLC (health services) (2012-2016); formerly, Director, Legal & General Investment Management America, Inc. (asset management) (2008- 2013); formerly, CEO and President, Northern Trust Global Investments (financial services) (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000- 2004); prior thereto, various positions with Northern Trust Company (financial services) (since 1994).	216	Chair and Member of the Board of Directors (since 2021), Kehrein Center for the Arts (philanthropy); Member of the Board of Directors (since 2008), Catalyst Schools of Chicago (philanthropy); Member of the Board of Directors (since 2012), formerly, Investment Committee Chair (2017-2022), Mather Foundation (philanthropy); formerly, Member (2005-2016), Chicago Fellowship Board (philanthropy); formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004- 2007), Northern Trust Securities Inc. Board (2003- 2007) and Northern Trust Hong Kong Board (1997- 2004).

Name, Business Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served in the Fund Complex	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years
Margaret L. Wolff 333 West Wacker Drive Chicago, IL 60606 1955	Trustee	Term—Class I Length of Service—Since 2016	Formerly, Of Counsel (2005-2014), Skadden, Arps, Slate, Meagher & Flom LLP (Mergers & Acquisitions Group) (legal services).	216	Member of the Board of Trustees (since 2005), New York- Presbyterian Hospital; Member of the Board of Trustees (since 2004) formerly, Chair (2015-2022), The John A. Hartford Foundation (philanthropy dedicated to improving the care of older adults); formerly, Member (2005-2015) and Vice Chair (2011-2015) of the Board of Trustees of Mt. Holyoke College; formerly, Member of the Board of Directors (2013-2017) of Travelers Insurance Company of Canada and The Dominion of Canada General Insurance Company (each, a part of Travelers Canada, the Canadian operation of The Travelers Companies, Inc.).

*	Mr. Boateng and Mr. Forrester were each elected or appointed as a board member of each of the Nuveen Funds except Nuveen Core Plus Impact Fund, Nuveen Multi -Asset Income Fund, Nuveen Multi-Market Income Fund, Nuveen Preferred and Income Term Fund, Nuveen Real Asset Income and Growth Fund, and Nuveen Variable Rate Preferred & Income Fund, for which each serves as a consultant.

†	Mr. Starr was elected or appointed as a board member of each of the Nuveen Funds except Nuveen Multi-Market Income Fund, for which he serves as a consultant.

Name, Business Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served with Funds in the Fund Complex	Principal Occupation(s) During Past Five Years
Officers of the Fund:
David J. Lamb 333 West Wacker Drive Chicago, IL 60606 1963	Chief Administrative Officer (Principal Executive Officer)	Term—Indefinite Length of Service—Since 2015	Senior Managing Director of Nuveen Fund Advisors, LLC; Senior Managing Director of Nuveen Securities, LLC; Senior Managing Director of Nuveen; has previously held various positions with Nuveen.

Brett E. Black 333 West Wacker Drive Chicago, IL 60606 1972	Vice President and Chief Compliance Officer	Term—Indefinite Length of Service—Since 2022	Managing Director, Chief Compliance Officer of Nuveen; formerly, Vice President (2014-2022), Chief Compliance Officer and Anti- Money Laundering Compliance Officer (2017-2022) of BMO Funds, Inc.

Mark J. Czarniecki 901 Marquette Avenue Minneapolis, MN 55402 1979	Vice President and Assistant Secretary	Term—Indefinite Length of Service—Since 2013	Managing Director and Assistant Secretary of Nuveen Securities, LLC and Nuveen Fund Advisors, LLC; Managing Director and Associate General Counsel of Nuveen; Managing Director Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC; has previously held various positions with Nuveen; Managing Director, Associate General Counsel and Assistant Secretary of Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC.

Jeremy D. Franklin 8500 Andrew Carnegie Blvd. Charlotte, NC 28262 1983	Vice President and Assistant Secretary	Term—Indefinite Length of Service—Since 2024	Managing Director and Assistant Secretary, Nuveen Fund Advisors, LLC; Vice President Associate General Counsel and Assistant Secretary, Nuveen Asset Management, LLC, Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC; Vice President and Associate General Counsel, Teachers Insurance and Annuity Association of America; Vice President and Assistant Secretary, TIAA-CREF Funds and TIAA-CREF Life Funds; Vice President, Associate General Counsel, and Assistant Secretary, TIAA Separate Account VA-1 and College Retirement Equities Fund; has previously held various positions with TIAA.

Name, Business Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served with Funds in the Fund Complex	Principal Occupation(s) During Past Five Years
Diana R. Gonzalez 8500 Andrew Carnegie Blvd. Charlotte, NC 28262 1978	Vice President and Assistant Secretary	Term—Indefinite Length of Service—Since 2017	Vice President and Assistant Secretary of Nuveen Fund Advisors, LLC; Vice President, Associate General Counsel and Assistant Secretary of Nuveen Asset Management, LLC, Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC; Vice President and Associate General Counsel of Nuveen.

Nathaniel T. Jones 333 West Wacker Drive Chicago, IL 60606 1979	Vice President and Treasurer	Term—Indefinite Length of Service—Since 2016	Senior Managing Director of Nuveen; Senior Managing Director of Nuveen Fund Advisors, LLC; has previously held various positions with Nuveen; Chartered Financial Analyst.

Brian H. Lawrence 8500 Andrew Carnegie Blvd. Charlotte, NC 28262 1982	Vice President and Assistant Secretary	Term—Indefinite Length of Service—Since 2023	Vice President and Associate General Counsel of Nuveen; Vice President, Associate General Counsel and Assistant Secretary of Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC; formerly Corporate Counsel of Franklin Templeton (2018- 2022).

Tina M. Lazar 333 West Wacker Drive Chicago, IL 60606 1961	Vice President	Term—Indefinite Length of Service—Since 2002	Managing Director of Nuveen Securities, LLC.

Brian J. Lockhart 333 West Wacker Drive Chicago, IL 60606 1974	Vice President	Term—Indefinite Length of Service—Since 2019	Senior Managing Director and Head of Investment Oversight of Nuveen; Senior Managing Director of Nuveen Fund Advisors, LLC; has previously held various positions with Nuveen; Chartered Financial Analyst and Certified Financial Risk Manager.

Name, Business Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served with Funds in the Fund Complex	Principal Occupation(s) During Past Five Years
John M. McCann 8500 Andrew Carnegie Blvd. Charlotte, NC 28262 1975	Vice President and Assistant Secretary	Term—Indefinite Length of Service—Since 2022	Managing Director, General Counsel and Secretary of Nuveen Fund Advisors, LLC; Managing Director, Associate General Counsel and Assistant Secretary of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary of TIAA SMA Strategies LLC; Managing Director, Associate General Counsel and Assistant Secretary of College Retirement Equities Fund, TIAA Separate Account VA-1, TIAA-CREF Funds, TIAA-CREF Life Funds, Teachers Insurance and Annuity Association of America, Teacher Advisors LLC, TIAA-CREF Investment Management, LLC, and Nuveen Alternative Advisors LLC; has previously held various positions with Nuveen/TIAA.

Kevin J. McCarthy 333 West Wacker Drive Chicago, IL 60606 1966	Vice President and Assistant Secretary	Term—Indefinite Length of Service—Since 2007	Executive Vice President, Secretary and General Counsel of Nuveen Investments, Inc.; Executive Vice President and Assistant Secretary of Nuveen Securities, LLC and Nuveen Fund Advisors, LLC; Executive Vice President and Secretary of Nuveen Asset Management, LLC; Executive Vice President, General Counsel and Secretary of Teachers Advisors, LLC, TIAA-CREF Investment Management, LLC and Nuveen Alternative Investments, LLC; Executive Vice President, Associate General Counsel and Assistant Secretary of TIAA-CREF Funds and TIAA-CREF Life Funds; has previously held various positions with Nuveen/TIAA; Vice President and Secretary of Winslow Capital Management, LLC; formerly, Vice President (2007-2021) and Secretary (2016-2021) of NWQ Investment Management Company, LLC and Santa Barbara Asset Management, LLC.

Name, Business Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served with Funds in the Fund Complex	Principal Occupation(s) During Past Five Years
Jon Scott Meissner 8500 Andrew Carnegie Blvd. Charlotte, NC 28262 1973	Vice President and Assistant Secretary	Term—Indefinite Length of Service— Since 2019	Managing Director, Mutual Fund Tax and Expense Administration of Nuveen, TIAA-CREF Funds, TIAA-CREF Life Funds, TIAA Separate Account VA-1 and the CREF Accounts; Managing Director of Nuveen Fund Advisors, LLC, Teachers Advisors, LLC and TIAA- CREF Investment Management, LLC; has previously held various positions with Nuveen/TIAA.

Mary Beth Ramsay 8500 Andrew Carnegie Blvd. Charlotte, NC 28262 1965	Vice President	Term of Service— Length of Service— Since 2024	Chief Risk Officer, Nuveen and TIAA Financial Risk; Head of Nuveen Risk & Compliance; Executive Vice President, Teachers Insurance and Annuity Association of America; formerly, Senior Vice President, Head of Sales and Client Solutions (2019-2022) and U.S. Chief Pricing Actuary (2016-2019), SCOR Global Life Americas; Member of the Board of Directors of Society of Actuaries.

William A. Siffermann 333 West Wacker Drive Chicago, IL 60606 1975	Vice President	Term—Indefinite Length of Service— Since 2017	Managing Director of Nuveen.

E. Scott Wickerham 8500 Andrew Carnegie Blvd. Charlotte, NC 28262 1973	Vice President and Controller (Principal Financial Officer)	Term—Indefinite Length of Service— Since 2019	Senior Managing Director, Head of Public Investment Finance of Nuveen; Senior Managing Director of Nuveen Fund Advisors, LLC and Nuveen Asset Management, LLC; Principal Financial Officer, Principal Accounting Officer and Treasurer of the TIAA-CREF Funds, the TIAA-CREF Life Funds, the TIAA Separate Account VA- 1 and the CREF Accounts; has previously held various positions with TIAA.

Name, Business Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served with Funds in the Fund Complex	Principal Occupation(s) During Past Five Years
Mark L. Winget 333 West Wacker Drive Chicago, IL 60606 1968	Vice President and Secretary	Term—Indefinite Length of Service— Since 2008	Vice President and Assistant Secretary of Nuveen Securities, LLC and Nuveen Fund Advisors, LLC; Vice President, Associate General Counsel and Assistant Secretary of Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC and Nuveen Asset Management, LLC; Vice President and Associate General Counsel of Nuveen.

Rachael Zufall 8500 Andrew Carnegie Blvd. Charlotte, NC 28262 1973	Vice President and Assistant Secretary	Term—Indefinite Length of Service— Since 2022	Managing Director and Assistant Secretary of Nuveen Fund Advisors, LLC; Managing Director, Associate General Counsel and Assistant Secretary of the CREF Accounts, TIAA Separate Account VA- 1, TIAA-CREF Funds and TIAA-CREF Life Funds; Managing Director, Associate General Counsel and Assistant Secretary of Teacher Advisors, LLC and TIAA-CREF Investment Management, LLC; Managing Director of Nuveen, LLC and of TIAA.

Board Leadership Structure and Risk Oversight

The Board oversees the operations and management of the Fund, including the duties performed for the Fund by Nuveen Fund Advisors. The Board has adopted a unitary board structure. A unitary board consists of one group of trustees who serves on the board of every fund in the complex. In adopting a unitary board structure, the Trustees seek to provide effective governance through establishing a board the overall composition of which will, as a body, possess the appropriate skills, diversity (including, among other things, gender, race and ethnicity), independence and experience to oversee the Fund’s business. With this overall framework in mind, when the Board, through its Nominating and Governance Committee discussed below, seeks nominees for the Board, the Trustees consider not only the candidate’s particular background, skills and experience, among other things, but also whether such background, skills and experience enhance the Board’s diversity and at the same time complement the Board given its current composition and the mix of skills and experiences of the incumbent Trustees. The Nominating and Governance Committee believes that the Board generally benefits from diversity of background (including, among other things, gender, race and ethnicity), skills, experience and views among Trustees, and considers this a factor in evaluating the composition of the Board, but has not adopted any specific policy on diversity or any particular definition of diversity.

The Board believes the unitary board structure enhances good and effective governance, particularly given the nature of the structure of the investment company complex.Funds in the same complex generally are served by the same service providers and personnel and are governed by the same regulatory scheme which raises common issues that must be addressed by the Trustees across the fund complex (such as compliance, valuation, liquidity, brokerage, trade allocation or risk management). The Board believes it is more efficient to have a single board review and oversee common policies and procedures which increases the Board’s knowledge and expertise with respect to the many aspects of fund operations that are complex-wide in nature. The unitary structure also enhances the Board’s influence and oversight over Nuveen Fund Advisors and other service providers.

In an effort to enhance the independence of the Board, the Board also has Co-Chairs that are Independent Trustees. The Board recognizes that a chair can perform an important role in setting the agenda for the Board, establishing the boardroom culture, establishing a point person on behalf of the Board for Fund management and reinforcing the Board’s focus on the long-term interests of shareholders. The Board recognizes that a chair may be able to better perform these functions without any conflicts of interests arising from a position with Fund management. Accordingly, the Trustees have elected Mr. Kenny to serve as an independent Co-Chair of the Board for a one-year term expiring on December 31, 2024, and Mr. Young to serve as an independent Co-Chair of the Board for six-month term from July 1, 2024 through December 31, 2024. Pursuant to the Fund’s By-Laws, the Co-Chairs shall perform all duties incident to the office of Chair of the Board and such other duties as from time to time may be assigned to him or her by the Trustees or the By-Laws. Specific responsibilities of the Co-Chairs include (i) coordinating with fund management in the preparation of the agenda for each meeting of the Board; (ii) presiding at all meetings of the Board and of the shareholders; and (iii) serving as a liaison with other trustees, the Trust’s officers and other fund management personnel, and counsel to the independent trustees.

Although the Board has direct responsibility over various matters (such as advisory contracts and underwriting contracts), the Board also exercises certain of its oversight responsibilities through several committees that it has established and which report back to the full Board. The Board believes that a committee structure is an effective means to permit Trustees to focus on particular operations or issues affecting the Nuveen Funds, including risk oversight. More specifically, with respect to risk oversight, the Board has delegated matters relating to valuation, compliance and investment risk to certain committees (as summarized below). In addition, the Board believes that the periodic rotation of Trustees among the different committees allows the Trustees to gain additional and different perspectives of the Fund’s operations. The Board has established seven standing committees: the Executive Committee, the Dividend Committee, the Audit Committee, the Compliance, Risk Management and Regulatory Oversight Committee, the Investment Committee, the Nominating and Governance Committee and the Closed-End Funds Committee. The Board may also from time to time create ad hoc committees to focus on particular issues as the need arises. The membership and functions of the standing committees are summarized below. For more information on the Board, please visit www.nuveen.com/fundgovernance.

The Executive Committee, which meets between regular meetings of the Board, is authorized to exercise all of the powers of the Board. The members of the Executive Committee are Mr. Kenny and Mr. Young, Co-Chairs, Mr. Nelson and Mr. Toth. During the fiscal year ended October 31, 2023, the Executive Committee met two times.

The Dividend Committee is authorized to declare distributions (with subsequent ratification by the Board) on each Nuveen Fund’s shares, including, but not limited to, regular and special dividends, capital gains and ordinary income distributions. The Dividend Committee operates under a written charter adopted and approved by the Board. The members of the Dividend Committee are Mr. Thornton, Chair, Ms. Lancellotta, Mr. Nelson and Mr. Starr. During the fiscal year ended October 31, 2023, the Dividend Committee met eight times.

The Board has an Audit Committee, in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (the “1934 Act”) that is composed of Independent Trustees who are also “independent” as that term is defined in the listing standards pertaining to closed-end funds of the NYSE. The Audit Committee assists the Board in: the oversight and monitoring of the accounting and financial reporting policies, processes and practices of the Nuveen Funds, and the audits of the financial statements of the Nuveen Funds; the quality and integrity of the financial statements of the Nuveen Funds; the Nuveen Funds’ compliance with legal and regulatory requirements relating to the Nuveen Funds’ financial statements; the independent auditors’ qualifications, performance and independence; and the Valuation Policy of the Nuveen Funds and the internal valuation group of the Adviser, as valuation designee for the Nuveen Funds. It is the responsibility of the Audit Committee to select, evaluate and replace any independent auditors (subject only to Board approval and, if applicable, shareholder ratification) and to determine their compensation. The Audit Committee is also responsible for, among other things, overseeing the valuation of securities comprising the Nuveen Funds’ portfolios. The Audit Committee is also primarily responsible for the oversight of the Valuation Policy and actions taken by the Adviser, as valuation designee of the Funds, though its internal valuation group which provides regular reports to the Audit Committee, reviews any issues relating to the valuation of the Nuveen Funds’ securities brought to its attention, and considers the risks to the Nuveen Funds in assessing the possible resolutions to these matters. The Audit Committee may also consider any financial risk exposures for the Nuveen Funds in conjunction with performing its functions.

To fulfill its oversight duties, the Audit Committee regularly meets with Fund management to discuss the Nuveen Funds’ annual and semi-annual reports and has regular meetings with the external auditors for the Nuveen Funds and the Adviser’s internal audit group. In assessing financial risk disclosure, the Audit Committee also may review, in a general manner, the processes the Board or other Board committees have in place with respect to risk assessment and risk management as well as compliance with legal and regulatory matters relating to the Nuveen Funds’ financial statements. The Audit Committee operates under a written Audit Committee Charter (the “Charter”) adopted and approved by the Board, which Charter conforms to the listing standards of the NYSE. Members of the Audit Committee are independent (as set forth in the Charter) and free of any relationship that, in the opinion of the Trustees, would interfere with their exercise of independent judgment as an Audit Committee member. The members of the Audit Committee are Mr. Nelson, Chair, Mr. Boateng, Mr. Moschner, Mr. Starr, Ms. Wolff and Mr. Young, each of whom is an Independent Trustee of the Nuveen Funds. Mr. Boateng, Mr. Moschner, Mr. Nelson, Mr. Starr and Mr. Young have each been designated as an “audit committee financial expert” as defined by the rules of the SEC. A copy of the Charter is available at https://www.nuveen.com/fund-governance. During the fiscal year ended October 31, 2023, the Audit Committee met 14 times.

The Compliance, Risk Management and Regulatory Oversight Committee (the “Compliance Committee”) is responsible for the oversight of compliance issues, risk management and other regulatory matters affecting the Nuveen Funds that are not otherwise under or within the jurisdiction of the other committees. The Board has adopted and periodically reviews policies and procedures designed to address the Nuveen Funds’ compliance and risk matters. As part of its duties, the Compliance Committee: reviews the policies and procedures relating to compliance matters and recommends modifications thereto as necessary or appropriate to the full Board; develops new policies and procedures as new regulatory matters affecting the Nuveen Funds arise from time to time; evaluates or considers any comments or reports from examinations from regulatory authorities and responses thereto; and performs any special reviews, investigations or other oversight responsibilities relating to risk management, compliance and/or regulatory matters as requested by the Board.

In addition, the Compliance Committee is responsible for risk oversight, including, but not limited to, the oversight of general risks related to investments which are not reviewed by other committees, such as liquidity and derivatives usage; risks related to product structure elements, such as leverage; techniques that may be used to address the foregoing risks, such as hedging and swaps and Fund operational risk and risks related to the overall operation of the TIAA/Nuveen enterprise and, in each case, the controls designed to address or mitigate such risks. In assessing issues brought to the Compliance Committee’s attention or in reviewing a particular policy, procedure, investment technique or strategy, the Compliance Committee evaluates the risks to the Nuveen Funds in adopting a particular approach compared to the anticipated benefits to the Nuveen Funds and their shareholders. In fulfilling its obligations, the Compliance Committee meets on a quarterly basis. The Compliance Committee receives written and oral reports from the Fund’s Chief Compliance Officer (“CCO”) and meets privately with the CCO at each of its quarterly meetings. The CCO also provides an annual report to the full Board regarding the operations of the Nuveen Funds’ and other service providers’ compliance programs as well as any recommendations for modifications thereto. Certain matters not addressed at the committee level are addressed by another committee or directly by the full Board. The Compliance Committee operates under a written charter adopted and approved by the Board. The members of the Compliance Committee are Ms. Wolff, Chair, Mr. Forrester, Mr. Kenny, Ms. Lancellotta, Ms. Medero, Mr. Thornton and Mr. Toth. During the fiscal year ended October 31, 2023, the Compliance Committee met four times.

The Nominating and Governance Committee is responsible for seeking, identifying and recommending to the Board qualified candidates for election or appointment to the Board. In addition, the Nominating and Governance Committee oversees matters of corporate governance, including the evaluation of Board performance and processes, the assignment and rotation of committee members, and the establishment of corporate governance guidelines and procedures, to the extent necessary or desirable, and matters related thereto. The Nominating and Governance Committee recognizes that as demands on the Board evolve over time (such as through an increase in the number of funds overseen or an increase in the complexity of the issues raised), the Nominating and Governance Committee must continue to evaluate the Board and committee structures and their processes and modify the foregoing as may be necessary or appropriate to continue to provide effective governance. Accordingly, the Nominating and Governance Committee has a separate meeting each year to, among other things, review the Board and committee structures, their performance and functions, and recommend any modifications thereto or alternative structures or processes that would enhance the Board’s governance of the Nuveen Funds.

In addition, the Nominating and Governance Committee, among other things: makes recommendations concerning the continuing education of Trustees; monitors performance of legal counsel; establishes and monitors a process by which security holders are able to communicate in writing with Trustees; and periodically reviews and makes recommendations about any appropriate changes to Trustee compensation. In the event of a vacancy on the Board, the Nominating and Governance Committee receives suggestions from various sources, including shareholders, as to suitable candidates. Suggestions should be sent in writing to William Siffermann, Manager of Fund Board Relations, Nuveen, 333 West Wacker Drive, Chicago, Illinois 60606. The Nominating and Governance Committee sets appropriate standards and requirements for nominations for new Trustees and each nominee is evaluated using the same standards. However, the Nominating and Governance Committee reserves the right to interview any and all candidates and to make the final selection of any new Trustees. In considering a candidate’s qualifications, each candidate must meet certain basic requirements, including relevant skills and experience, time availability (including the time requirements for due diligence meetings with sub-advisers and service providers) and, if qualifying as an Independent Trustee candidate, independence from the Adviser, sub-advisers, Nuveen Asset Management, underwriters and other service providers, including any affiliates of these entities. These skill and experience requirements may vary depending on the current composition of the Board, since the goal is to ensure an appropriate range of skills, diversity and experience, in the aggregate. Accordingly, the particular factors considered and weight given to these factors will depend on the composition of the Board and the skills and backgrounds of the incumbent Trustees at the time of consideration of the nominees. All candidates, however, must meet high expectations of personal integrity, independence, governance experience and professional competence. All candidates must be willing to be critical within the Board and with Fund management and yet maintain a collegial and collaborative manner toward other Trustees. The Nominating and Governance Committee operates under a written charter adopted and approved by the Board, a copy of which is available on the Funds’ website at https://www.nuveen.com/fund-governance, and is composed entirely of Independent Trustees, who are also “independent” as defined by NYSE listing standards. Accordingly, the members of the Nominating and Governance Committee are Mr. Kenny and Mr. Young, Co-Chairs, Mr. Boateng, Mr. Forrester, Ms. Lancellotta, Ms. Medero, Mr. Moschner, Mr. Nelson, Mr. Starr, Mr. Thornton, Mr. Toth as Co-Chair and Ms. Wolff. During the fiscal year ended October 31, 2023, the Nominating and Governance Committee met seven times.

The Investment Committee is responsible for the oversight of Nuveen Fund performance, investment risk management and other portfolio-related matters affecting the Nuveen Funds which are not otherwise the jurisdiction of the other Board committees. As part of such oversight, the Investment Committee reviews each Nuveen Fund’s investment performance and investment risks, which may include, but is not limited to, an evaluation of Nuveen Fund performance relative to investment objectives, benchmarks and peer group; a review of risks related to portfolio investments, such as exposures to particular issuers, market sectors, or types of securities, as well as consideration of other factors that could impact or are related to Nuveen Fund performance; and an assessment of Nuveen Fund objectives, policies and practices as such may relate to Nuveen Fund performance. In assessing issues brought to the committee’s attention or in reviewing an investment policy, technique or strategy, the Investment Committee evaluates the risks to the Nuveen Funds in adopting or recommending a particular approach or resolution compared to the anticipated benefits to the Nuveen Funds and their shareholders.

In fulfilling its obligations, the Investment Committee receives quarterly reports from the investment oversight and the investment risk groups at Nuveen. Such groups also report to the full Board on a quarterly basis and the full Board participates in further discussions with fund management at its quarterly meetings regarding matters relating to Nuveen Fund performance and investment risks, including with respect to the various drivers of performance and Nuveen Fund use of leverage and hedging. Accordingly, the Board directly and/or in conjunction with the Investment Committee oversees the investment performance and investment risk management of the Nuveen Funds. The Investment Committee operates under a written charter adopted and approved by the Board. This committee is composed of the independent Trustees of the Nuveen Funds. Accordingly, the members of the Investment Committee are Mr. Boateng and Ms. Lancellotta, Co-Chairs, Mr. Forrester, Mr. Kenny, Ms. Medero, Mr. Moschner, Mr. Nelson, Mr. Starr, Mr. Thornton, Mr. Toth, Ms. Wolff and Mr. Young. During the fiscal year ended October 31, 2023, the Investment Committee met three times.

The Closed-End Funds Committee is responsible for assisting the Board in the oversight and monitoring of the Nuveen funds that are registered as closed-end management investment companies (“Closed-End Funds”). The Closed-End Funds Committee may review and evaluate matters related to the formation and the initial presentation to the Board of any new Closed-End Fund and may review and evaluate any matters relating to any existing Closed-End Fund. The Closed-End Funds Committee receives updates on the secondary closed-end fund market and evaluates the premiums and discounts of the Nuveen closed-end funds, including the Fund, at each quarterly meeting. The Closed-End Funds Committee reviews, among other things, the premium and discount trends in the broader closed-end fund market, by asset category and by closed-end fund; the historical total return performance data for the Nuveen closed-end funds, including the Fund, based on net asset value and price over various periods; the volatility trends in the market; the use of leverage by the Nuveen closed-end funds, including the Fund; the distribution data of the Nuveen closed-end funds, including the Fund, and as compared to peer averages; and a summary of common share issuances, if any, and share repurchases, if any, during the applicable quarter by the Nuveen closed-end funds, including the Fund. The Closed-End Funds Committee regularly engages in more in-depth discussions of premiums and discounts of the Nuveen closed-end funds. Additionally, the Closed-End Funds Committee members participate in in-depth workshops to explore, among other things, actions to address discounts of the Nuveen closed-end funds, potential share repurchases and available leverage strategies and their use. The Closed-End Funds Committee operates under a written charter adopted and approved by the Board. The members of the Closed-End Funds Committee are Mr. Moschner, Chair, Mr. Kenny, Ms. Lancellotta, Mr. Nelson, Mr. Starr, Mr. Toth, Ms. Wolff and Mr. Young. During the fiscal year ended October 31, 2023, the Closed-End Funds Committee met four times.

Board Diversification and Trustee Qualifications

Listed below for each current Trustee are the experiences, qualifications, attributes and skills that led to the conclusion, as of the date of this document, that each current Trustee should serve as a trustee of the Fund.

Joseph A. Boateng.  Since 2007, Mr. Boateng has served as the Chief Investment Officer for Casey Family Programs. He was previously Director of U.S. Pension Plans for Johnson & Johnson from 2002-2006. Mr. Boateng is a board member of the Lumina Foundation and Waterside School, an emeritus board member of Year Up Puget Sound, member of the Investment Advisory Committee and former Chair for the Seattle City Employees’ Retirement System, and an Investment Committee Member for The Seattle Foundation. Mr. Boateng previously served on the Board of Trustees for the College Retirement Equities Fund (2018-2023) and on the Management Committee for TIAA Separate Account VA-1 (2019-2023). Mr. Boateng received a B.S. from the University of Ghana and an M.B.A. from the University of California, Los Angeles.

Michael A. Forrester. From 2007 to 2021, Mr. Forrester held various positions with Copper Rock Capital Partners, LLC (“Copper Rock”), including Chief Executive Officer (2014-2021), Chief Operating Officer (“COO”) (2007-2014) and Board Member (2007-2021). Mr. Forrester is currently a member of the Independent Directors Council Governing Council of the Investment Company Institute. He also serves on the Board of Trustees of the Dexter Southfield School. Mr. Forrester previously served on the Board of Trustees for the College Retirement Equities Fund and on the Management Committee for TIAA Separate Account VA-1 (2007-2023). Mr. Forrester has a B.A. from Washington and Lee University.

Thomas J. Kenny. Mr. Kenny, the Nuveen Funds' Independent Co-Chair for a one-year term expiring on December 31, 2024, has been a TIAA-CREF (“TC”) Board Member since 2011. Mr. Kenny served as an Advisory Director (2010-2011), Partner (2004-2010), Managing Director (1999-2004) and Co-Head (2002-2010) of Goldman Sachs Asset Management’s Global Cash and Fixed Income Portfolio Management team, having worked at Goldman Sachs since 1999. Mr. Kenny is a Director and the Chair of the Finance and Investment Committee of Aflac Incorporated and a Director of ParentSquare. He is a Former Director and Finance Committee Chair for the Sansum Clinic; former Advisory Board Member, B’Box; former Member of the University of California at Santa Barbara Arts and Lectures Advisory Council; former Investment Committee Member at Cottage Health System; and former President of the Board of Crane Country Day School. He received a B.A. from the University of California, Santa Barbara, and an M.S. from Golden Gate University. He is a Chartered Financial Analyst and has served as Chairman of CREF since 2017.

Amy B. R. Lancellotta. After 30 years of service, Ms. Lancellotta retired at the end of 2019 from the Investment Company Institute (“ICI”), which represents regulated investment companies on regulatory, legislative and securities industry initiatives that affect funds and their shareholders. From November 2006 until her retirement, Ms. Lancellotta served as Managing Director of ICI’s Independent Directors Council (“IDC”), which supports fund independent directors in fulfilling their responsibilities to promote and protect the interests of fund shareholders. At IDC, Ms. Lancellotta was responsible for all ICI and IDC activities relating to the fund independent director community. In conjunction with her responsibilities, Ms. Lancellotta advised and represented IDC, ICI, independent directors and the investment company industry on issues relating to fund governance and the role of fund directors. She also directed and coordinated IDC’s education, communication, governance and policy initiatives. Prior to serving as Managing Director of IDC, Ms. Lancellotta held various other positions with ICI beginning in 1989. Before joining ICI, Ms. Lancellotta was an associate at two Washington, D.C. law firms. In addition, since 2020, she has been a member of the Board of Directors of the Jewish Coalition Against Domestic Abuse (JCADA), an organization that seeks to end power-based violence, empower survivors and ensure safe communities. Ms. Lancellotta received a B.A. degree from Pennsylvania State University in 1981 and a J.D. degree from the National Law Center, George Washington University (currently known as “George Washington University Law School”) in 1984. Ms. Lancellotta joined the Board in 2021.

Joanne T. Medero. Ms. Medero has over 30 years of financial services experience and, most recently, from December 2009 until her retirement in July 2020, she was a Managing Director in the Government Relations and Public Policy Group at BlackRock, Inc. (“BlackRock”). From July 2018 to July 2020, she was also Senior Advisor to BlackRock’s Vice Chairman, focusing on public policy and corporate governance issues. In 1996, Ms. Medero joined Barclays Global Investors (“BGI”), which merged with BlackRock in 2009. At BGI, she was a Managing Director and served as Global General Counsel and Corporate Secretary until 2006. Then, from 2006 to 2009, Ms. Medero was a Managing Director and Global Head of Government Relations and Public Policy at Barclays Group (IBIM), where she provided policy guidance and directed legislative and regulatory advocacy programs for the investment banking, investment management and wealth management businesses. Before joining BGI, Ms. Medero was a Partner at Orrick, Herrington & Sutcliffe LLP from 1993 to 1995, where she specialized in derivatives and financial markets regulation issues. Additionally, she served as General Counsel of the Commodity Futures Trading Commission (the “CFTC”) from 1989 to 1993 and, from 1986 to 1989, she was Deputy Associate Director/Associate Director for Legal and Financial Affairs at The White House Office of Presidential Personnel. Further, from 2006 to 2010, Ms. Medero was a member of the CFTC Global Markets Advisory Committee and she has been actively involved in financial industry associations, serving as Chair of the Steering Committee of the SIFMA (Securities Industry and Financial Markets Association) Asset Management Group (2016-2018) and Chair of the CTA (Commodity Trading Advisor), CPO (Commodity Pool Operator) and Futures Committee of the Managed Funds Association (2010-2012). Ms. Medero also chaired the Corporations, Antitrust and Securities Practice Group of The Federalist Society for Law and Public Policy (from 2010 to 2022 and 2000 to 2002). In addition, since 2019, she has been a member of the Board of Directors of the Baltic-American Freedom Foundation, which seeks to provide opportunities for citizens of the Baltic states to gain education and professional development through exchanges in the United States. Ms. Medero received a B.A. degree from St. Lawrence University in 1975 and a J.D. degree from George Washington University Law School in 1978. Ms. Medero joined the Board in 2021.

Albin F. Moschner. Mr. Moschner is a consultant in the wireless industry and, in July 2012, founded Northcroft Partners, LLC, a management consulting firm that provides operational, management and governance solutions. Prior to founding Northcroft Partners, LLC, Mr. Moschner held various positions at Leap Wireless International, Inc., a provider of wireless services, where he was a consultant from February 2011 to July 2012, Chief Operating Officer from July 2008 to February 2011, and Chief Marketing Officer from August 2004 to June 2008. Before he joined Leap Wireless International, Inc., Mr. Moschner was President of the Verizon Card Services division of Verizon Communications, Inc. from 2000 to 2003, and President of One Point Services at One Point Communications from 1999 to 2000. Mr. Moschner also served at Zenith Electronics Corporation as Director, President and Chief Executive Officer from 1995 to 1996, and as Director, President and Chief Operating Officer from 1994 to 1995. Mr. Moschner was formerly Chairman (2019) and a member of the Board of Directors (2012-2019) of USA Technologies, Inc. and, from 1996 until 2016, he was a member of the Board of Directors of Wintrust Financial Corporation. In addition, he is emeritus (since 2018) of the Advisory Boards of the Kellogg School of Management (1995-2018) and the Archdiocese of Chicago Financial Council (2012-2018). Mr. Moschner received a Bachelor of Engineering degree in Electrical Engineering from The City College of New York in 1974 and a Master of Science degree in Electrical Engineering from Syracuse University in 1979. Mr. Moschner joined the Board in 2016.

John K. Nelson. Mr. Nelson formerly served on the Board of Directors of Core12, LLC from 2008 to 2023, a private firm which develops branding, marketing, and communications strategies for clients. Mr. Nelson has extensive experience in global banking and markets, having served in several senior executive positions with ABN AMRO Holdings N.V. and its affiliated entities and predecessors, including LaSalle Bank Corporation from 1996 to 2008, ultimately serving as Chief Executive Officer of ABN AMRO N.V. North America. During his tenure at the bank, he also served as Global Head of its Financial Markets Division, which encompassed the bank’s Currency, Commodity, Fixed Income, Emerging Markets, and Derivatives businesses. He was a member of the Foreign Exchange Committee of the Federal Reserve Bank of the United States and during his tenure with ABN AMRO served as the bank’s representative on various committees of The Bank of Canada, European Central Bank, and The Bank of England. Mr. Nelson previously served as a senior, external advisor to the financial services practice of Deloitte Consulting LLP (2012-2014). At Fordham University, he served as a director of The President’s Council (2010-2019) and previously served as a director of The Curran Center for Catholic American Studies (2009-2018). He served as a trustee and Chairman of The Board of Trustees of Marian University (2011-2013). Mr. Nelson is a graduate of Fordham University, holding a BA in Economics and an MBA in Finance. Mr. Nelson joined the Board in 2013.

Loren M. Starr. Mr. Starr has been a TC Board Member since 2022. Mr. Starr was Vice Chair, Senior Managing Director from 2020 to 2021, and Chief Financial Officer, Senior Managing Director from 2005 to 2020, for Invesco Ltd. Mr. Starr is also a Director and member of the Audit Committee for AMG. He is former Chair and member of the Board of Directors, Georgia Leadership Institute for School Improvement (GLISI); former Chair and member of the Board of Trustees, Georgia Council on Economic Education (GCEE). Mr. Starr received a B.A. and a B.S. from Columbia College, an M.B.A. from Columbia Business School, and an M.S. from Carnegie Mellon University.

Matthew Thornton III. Mr. Thornton has over 40 years of broad leadership and operating experience from his career with FedEx Corporation (“FedEx”), which, through its portfolio of companies, provides transportation, e-commerce and business services. In November 2019, Mr. Thornton retired as Executive Vice President and Chief Operating Officer of FedEx Freight Corporation (FedEx Freight), a subsidiary of FedEx, where, from May 2018 until his retirement, he had been responsible for day-to-day operations, strategic guidance, modernization of freight operations and delivering innovative customer solutions. From September 2006 to May 2018, Mr. Thornton served as Senior Vice President, U.S. Operations at Federal Express Corporation (FedEx Express), a subsidiary of FedEx. Prior to September 2006, Mr. Thornton held a range of positions of increasing responsibility with FedEx, including various management positions. In addition, Mr. Thornton currently (since 2014) serves on the Board of Directors of The Sherwin-Williams Company, where he is a member of the Audit Committee and the Nominating and Corporate Governance Committee, and the Board of Directors of Crown Castle International (since 2020), where he is a member of the Strategy Committee and the Compensation Committee. Formerly (2012-2018), he was a member of the Board of Directors of Safe Kids Worldwide®, a non-profit organization dedicated to the prevention of childhood injuries. Mr. Thornton is a member (since 2014) of the Executive Leadership Council (ELC), the nation’s premier organization of global black senior executives. He is also a member of the National Association of Corporate Directors (NACD). Mr. Thornton has been recognized by Black Enterprise on its 2017 list of the Most Powerful Executives in Corporate America and by Ebony on its 2016 Power 100 list of the world’s most influential and inspiring African Americans. Mr. Thornton received a B.B.A. degree from the University of Memphis in 1980 and an M.B.A. from the University of Tennessee in 2001. Mr. Thornton joined the Board in 2020.

Terence J. Toth. Mr. Toth, the Nuveen Funds’ Independent Co-Chair, was a Co-Founding Partner of Promus Capital (2008-2017). From 2012 to 2021, he was a Director of Quality Control Corporation, from 2008 to 2013, he was a Director of Legal & General Investment Management America, Inc. From 2004 to 2007, he was Chief Executive Officer and President of Northern Trust Global Investments, and Executive Vice President of Quantitative Management & Securities Lending from 2000 to 2004. He also formerly served on the Board of the Northern Trust Mutual Funds. He joined Northern Trust in 1994 after serving as Managing Director and Head of Global Securities Lending at Bankers Trust (1986 to 1994) and Head of Government Trading and Cash Collateral Investment at Northern Trust from 1982 to 1986. He currently serves as Chair of the Board of the Kehrein Center for the Arts (since 2021) and is on the Board of Catalyst Schools of Chicago since 2008. He is on the Mather Foundation Board since 2012 and was Chair of its Investment Committee from 2017 to 2022 and previously served as a Director of LogicMark LLC (2012-2016) and of Fulcrum IT Service LLC (2010-2019). Mr. Toth graduated with a Bachelor of Science degree from the University of Illinois, and received his MBA from New York University. In 2005, he graduated from the CEO Perspectives Program at Northwestern University. Mr. Toth joined the Board in 2008.

Margaret L. Wolff. Ms. Wolff retired from Skadden, Arps, Slate, Meagher & Flom LLP in 2014 after more than 30 years of providing client service in the Mergers & Acquisitions Group. During her legal career, Ms. Wolff devoted significant time to advising boards and senior management on U.S. and international corporate, securities, regulatory and strategic matters, including governance, shareholder, fiduciary, operational and management issues. Ms. Wolff has been a trustee of New York-Presbyterian Hospital since 2005 and, since 2004, she has served as a trustee of The John A. Hartford Foundation (a philanthropy dedicated to improving the care of older adults) where she formerly served as Chair from 2015 to 2022. From 2013 to 2017, she was a Board member of Travelers Insurance Company of Canada and The Dominion of Canada General Insurance Company (each of which is a part of Travelers Canada, the Canadian operation of The Travelers Companies, Inc.). From 2005 to 2015, she was a trustee of Mt. Holyoke College and served as Vice Chair of the Board from 2011 to 2015. Ms. Wolff received her Bachelor of Arts from Mt. Holyoke College and her Juris Doctor from Case Western Reserve University School of Law. Ms. Wolff joined the Board in 2016.

Robert L. Young. Mr. Young, the Nuveen Funds' Independent Co-Chair for a six-month term from July 1, 2024 through December 31, 2024, has more than 30 years of experience in the investment management industry. From 1997 to 2017, he held various positions with J.P. Morgan Investment Management Inc. (“J.P. Morgan Investment”) and its affiliates (collectively, “J.P. Morgan”). Most recently, he served as Chief Operating Officer and Director of J.P. Morgan Investment (from 2010 to 2016) and as President and Principal Executive Officer of the J.P. Morgan Funds (from 2013 to 2016). As Chief Operating Officer of J.P. Morgan Investment, Mr. Young led service, administration and business platform support activities for J.P. Morgan’s domestic retail mutual fund and institutional commingled and separate account businesses, and co-led these activities for J.P. Morgan’s global retail and institutional investment management businesses. As President of the J.P. Morgan Funds, Mr. Young interacted with various service providers to these funds, facilitated the relationship between such funds and their boards, and was directly involved in establishing board agendas, addressing regulatory matters, and establishing policies and procedures. Before joining J.P. Morgan, Mr. Young, a former Certified Public Accountant (CPA), was a Senior Manager (Audit) with Deloitte & Touche LLP (formerly, Touche Ross LLP), where he was employed from 1985 to 1996. During his tenure there, he actively participated in creating, and ultimately led, the firm’s midwestern mutual fund practice. Mr. Young holds a Bachelor of Business Administration degree in Accounting from the University of Dayton and, from 2008 to 2011, he served on the investment committee of its board of trustees. Mr. Young joined the Board in 2017.

Share Ownership

The following table sets forth the dollar range of equity securities beneficially owned by each Trustee as of December 31, 2023:

Independent Trustees	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustees in Family of Investment Companies[1]
Joseph A. Boateng[2]	N/A	Over $100,000

Michael A. Forrester[2]	N/A	Over $100,000

Thomas J. Kenny[2]	N/A	Over $100,000

Amy B. R. Lancellotta	None	Over $100,000

Joanne T. Medero	None	Over $100,000

Albin F. Moschner	None	Over $100,000

John K. Nelson	None	Over $100,000

Loren M. Starr[2]	N/A	Over $100,000

Matthew Thornton III	None	Over $100,000

Terence J. Toth	None	Over $100,000

Margaret L. Wolff	None	Over $100,000

Robert L. Young	None	Over $100,000

[1]	“Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies” for Mr. Boateng, Mr. Forrester, Mr. Kenny and Mr. Starr includes holdings in College Retirement Equities Fund (“CREF”) and TIAA Separate Account VA-1 (“VA-1”), as each was a member of the board and management committee of CREF and VA-1, respectively, as of December 31, 2023.
[2]	Mr. Boateng, Mr. Forrester, Mr. Kenny and Mr. Starr were elected or appointed to the Board of Trustees of the Nuveen Funds effective January 1, 2024. Information regarding their holdings in the Fund is not presented because they were not trustees of the Fund as of December 31, 2023.

The table below presents information on Trustees who own securities in companies (other than registered investment companies) that are advised by entities that are under common control with the Fund’s investment adviser as of December 31, 2023:

Name of Trustee	Name of Owners/Relationships to Trustee	Companies(1)	Title of Class	Value of Securities(2)	Percent of Class(3)
Thomas J. Kenny	KSHFO, LLC[4]	Global Timber Resources Investor Fund, LP	None	$973,390	6.01%
	KSHFO, LLC[4]	Global Agriculture II Investor Fund LP	None	$1,511,340	10.10%

(1)	Nuveen Fund Advisors, as well as the investment advisers to these Companies, are indirectly commonly controlled by Nuveen, LLC.
(2)	These amounts reflect the current value of holdings as of December 31, 2024. As of the date of this SAI, that is the most recent information available regarding the Companies.
(3)	These percentages reflect the overall amount committed to invest in the Companies, not current ownership percentages.
(4)	Mr. Kenny owns 6.60% of KSFHO, LLC.

As of July 31, 2024, the officers and Trustees as a group beneficially owned less than 1% of any class of the Fund’s outstanding securities. Other than as noted in the table above, as of July 31, 2024, none of the independent Trustees or their immediate family members owned, beneficially, or of record, any security of Nuveen Fund Advisors, Nuveen Asset Management or Nuveen Investments (or any entity controlled by or under common control with Nuveen Fund Advisors, Nuveen Asset Management or Nuveen Investments).

Control Persons and Principal Holders of Common Shares

As of July 31, 2024, no shareholders owned of record, or were known by the Fund to own of record or beneficially, five percent or more of any class of shares of the Fund.

Compensation

The following table shows, for each Independent Trustee, (1) the aggregate compensation paid by the Fund for its fiscal year ended October 31, 2023, (2) the amount of total compensation paid by the Fund that has been deferred and (3) the total compensation paid to each Trustee by the Nuveen Funds during the calendar year ended December 31, 2023. The Fund does not have a retirement or pension plan. The officers and Trustees affiliated with Nuveen Investments serve without any compensation from the Fund. Certain of the Nuveen Funds have a deferred compensation plan (the “Compensation Plan”) that permits any Trustee who is not an “interested person” of certain Nuveen Funds to elect to defer receipt of all or a portion of his or her compensation as a Trustee. The deferred compensation of a participating Trustee is credited to the book reserve account of a Nuveen Fund when the compensation would otherwise have been paid to the Trustee. The value of the Trustee’s deferral account at any time is equal to the value that the account would have had if contributions to the account had been invested and reinvested in shares of one or more of the eligible Nuveen Funds. At the time for commencing distributions from a Trustee’s deferral account, the Trustee may elect to receive distributions in a lump sum or over a period of five years. The Fund is not liable for any other Nuveen Fund’s obligations to make distributions under the Compensation Plan.

Independent Trustees	Aggregate Compensation from Fund(1)	Amount of Total Compensation From the Fund That Has Been Deferred(2)	Total Compensation from Fund and Fund Complex(3)
Joseph A. Boateng(4)	$—	$—	$455,000
Michael A. Forrester(4)	$—	$—	$465,000
Thomas J. Kenny(4)	$—	$—	$606,000
Amy B.R. Lancellotta	$2,897	$946	$437,838
Joanne T. Medero	$2,362	$1,177	$428,445
Albin F. Moschner	$2,975	$—	$487,000
John K. Nelson	$3,204	$—	$374,850
Loren M. Starr(4)	$—	$—	$425,000
Matthew Thornton III	$3,048	$—	$430,000
Terence J. Toth	$3,465	$—	$590,850
Margaret L. Wolff	$2,709	$1,348	$483,967
Robert L. Young	$3,302	$2,204	$496,760

(1)	The compensation paid, including deferred amounts, to the independent Directors for the fiscal year ended October 31, 2023 for services to the Fund.
(2)

Pursuant to a deferred compensation agreement with certain of the Nuveen Funds, deferred amounts are treated as though an equivalent dollar amount has been invested in shares of one or more eligible Nuveen Funds. Total deferred fees for the Fund (including the return from the assumed investment in the eligible Nuveen Funds) payable are stated above.

(3)

Based on the compensation paid (including any amounts deferred) for the calendar year ended December 31, 2023 for services to the Nuveen open-end and closed-end funds. Because the funds in the Fund Complex have different fiscal year ends, the amounts shown in this column are presented on a calendar year basis.

(4)	Messrs. Boateng, Forrester, Kenny, and Starr were appointed to the Board, effective January 1, 2024.

Prior to January 1, 2024, Independent Trustees received a $210,000 annual retainer, plus they received (a) a fee of $7,250 per day for attendance at regularly scheduled meetings of the Board; (b) a fee of $4,000 per meeting for attendance at special, non-regularly scheduled Board meetings; (c) a fee of $2,500 per meeting for attendance at Audit Committee meetings, Closed-End Fund Committee meetings and Investment Committee Meetings; (d) a fee of $5,000 per meeting for attendance at Compliance, Risk Management and Regulatory Oversight Committee meetings; (e) a fee of $1,250 per meeting for attendance at Dividend Committee meetings; and (f) a fee of $500 per meeting for attendance at all other committee meetings, and $100 per meeting when the Executive Committee acted as pricing committee for IPOs, plus, in each case, expenses incurred in attending such meetings, provided that no fees were received for meetings held on days on which regularly scheduled Board meetings were held. In addition to the payments described above, the Chair of the Board received $140,000, and the chairpersons of the Audit Committee, the Dividend Committee, the Compliance, Risk Management and Regulatory Oversight Committee, the Nominating and Governance Committee, the Closed-End Funds Committee and the Investment Committee received $20,000 each as additional retainers. Independent Trustees also received a fee of $5,000 per day for site visits to entities that provided services to the Nuveen Funds on days on which no Board meeting were held. Per meeting fees for unscheduled Committee meetings or meetings of Ad Hoc or Special Assignment Committees were determined by the Chair of such Committee based on the complexity or time commitment associated with the particular meeting. The annual retainer, fees and expenses were allocated among the Nuveen Funds on the basis of relative net assets, although management may have, in its discretion, established a minimum amount to be allocated to each fund. In certain instances, fees and expenses were allocated only to those Nuveen Funds that were discussed at a given meeting.

Effective January 1, 2024, Independent Trustees receive a $350,000 annual retainer, plus they receive (a) an annual retainer of $30,000 for membership on the Audit Committee and Compliance, Risk Management and Regulatory Oversight Committee, respectively; and (b) an annual retainer of $20,000 for membership on the Dividend Committee, Investment Committee, Nominating and Governance Committee and Open-End Fund Committee, respectively. In addition to the payments described above, the Chair and/or Co-Chair of the Board receives $140,000 annually; the Chair and/or Co-Chair of the Audit Committee and the Compliance, Risk Management and Regulatory Oversight Committee receives $30,000 annually; and the Chair and/or Co-Chair of the Dividend Committee, Investment Committee, Nominating and Governance Committee and the Open-End Fund Committee receives $20,000 annually. Trustees will be paid either $1,000 or $2,500 for any ad hoc meetings of the Board or its standing committees depending upon the meeting’s length and immediacy. For any special assignment committees, the Chair and/or Co-Chair will be paid a quarterly fee of $1,250 and Trustees will be paid a quarterly fee of $5,000. The annual retainers, fees and expenses of the Board are allocated among the funds in the Nuveen Fund Complex on the basis of relative net assets, although a minimum amount may be established to be allocated to each fund. In certain instances fees and expenses will be allocated only to those funds that are discussed at a given meeting.

Because Mr. Boateng, Mr. Forrester, Mr. Kenny and Mr. Starr are new to the Board, they did not receive any compensation from the Nuveen Funds prior to January 1, 2024.

INVESTMENT ADVISER, SUB-ADVISER AND PORTFOLIO MANAGERS

Investment Adviser. Nuveen Fund Advisors, LLC, the Fund’s investment adviser, is responsible for overseeing the Fund’s overall investment strategy and implementation. Nuveen Fund Advisors offers advisory and investment management services to a broad range of investment company clients. Nuveen Fund Advisors has overall responsibility for management of the Fund, oversees the management of the Fund’s portfolio, manages the Fund’s business affairs and provides certain clerical, bookkeeping and other administrative services. Nuveen Fund Advisors is located at 333 West Wacker Drive, Chicago, Illinois 60606. Nuveen Fund Advisors is an indirect subsidiary of Nuveen, LLC (“Nuveen”), the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). TIAA is a life insurance company founded in 1918 by the Carnegie Foundation for the Advancement of Teaching and is the companion organization of College Retirement Equities Fund. As of June 30, 2024, Nuveen managed approximately $1.2 trillion in assets, of which approximately $145.5 billion was managed by Nuveen Fund Advisors.

Investment Management Agreement and Related Fees. Pursuant to an investment management agreement between Nuveen Fund Advisors and the Fund (the “Investment Management Agreement”), the Fund has agreed to pay an annual management fee for the overall advisory and administrative services and general office facilities provided by Nuveen Fund Advisors. The Fund’s management fee is separated into two components—a complex-level component, based on the aggregate amount of all fund assets managed by Nuveen Fund Advisors, and a specific fund-level component, based only on the amount of assets within the Fund. This pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by Nuveen Fund Advisors.

Fund-Level Fee. The annual fund-level fee for the Fund, payable monthly, is calculated according to the following schedule:

Average Daily Managed Assets*	Fund-Level Fee Rate
For the first $125 million	0.7000%
For the next $125 million	0.6875%
For the next $250 million	0.6750%
For the next $500 million	0.6625%
For the next $1 billion	0.6500%
For the next $3 billion	0.6250%
For managed assets over $5 billion	0.6125%

Complex-Level Fee.  The overall complex-level fee, payable monthly, begins at a maximum rate of 0.1600% of the Fund’s average daily managed assets, with breakpoints for eligible complex-level assets above $124.3 billion. Therefore, the maximum management fee rate for the Fund is the Fund-level fee plus 0.1600%. The current overall complex-level fee schedule is as follows:

Complex-Level Asset Breakpoint Level*	Complex-Level Fee
For the first $124.3 billion	0.1600%
For the next $75.7 billion	0.1350%
For the next $200 billion	0.1325%
For eligible assets over $400 billion	0.1300%

*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen-branded closed-end funds and Nuveen Mutual Funds. Except as described below, eligible assets include the net assets of all Nuveen-branded closed-end funds and Nuveen Mutual Funds organized in the United States. Eligible assets do not include the net assets of: Nuveen fund-of-funds, Nuveen money market funds, Nuveen index funds, Nuveen Large Cap Responsible Equity Fund or Nuveen Life Large Cap Responsible Equity Fund. In addition, eligible assets include a fixed percentage of the aggregate net assets of the active equity and fixed income Nuveen Mutual Funds advised by Teachers Advisors, LLC (“TAL”) (except those identified above). Eligible assets will include all of the aggregate net assets of TAL-advised active equity and fixed income Nuveen Mutual Funds (except those identified above) on May 1, 2033. Eligible assets include closed-end fund assets managed by Nuveen Fund Advisors that are attributable to financial leverage. For these purposes, financial leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by Nuveen Fund Advisors as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances.

As of July 31, 2024, the complex-level fee rate for the Fund was 0.1572%.

The following table sets forth the management fee paid by the Fund for the last three fiscal years:

	Management Fee Net of Expense Reimbursement	Expense Reimbursement
Fiscal year ended October 31, 2021	$10,547,078	$—
Fiscal year ended October 31, 2022	$9,833,073	$—
Fiscal year ended October 31, 2023	$7,408,432	$—

In addition to the fee of Nuveen Fund Advisors, the Fund pays all other costs and expenses of its operations, including compensation of its Directors (other than those affiliated with Nuveen Fund Advisors and Nuveen Asset Management), custodian, transfer agency and dividend disbursing expenses, legal fees, expenses of independent auditors, expenses of repurchasing shares, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies and taxes, if any. All fees and expenses are accrued daily and deducted before payment of dividends to investors.

A discussion regarding the basis for the Board’s most recent approval of the Investment Management Agreement for the Fund may be found in the Fund’s annual report to shareholders dated October 31 of each year.

Investment Sub-Adviser. Pursuant to a sub-advisory agreement between Nuveen Fund Advisors and Nuveen Asset Management (the “Sub-Advisory Agreement”), Nuveen Asset Management, LLC, 333 West Wacker Drive, Chicago, Illinois 60606, serves as the Fund’s sub-adviser. Nuveen Asset Management, a registered investment adviser, is a wholly-owned subsidiary of Nuveen Fund Advisors. Nuveen Asset Management oversees day-to-day operations and provides portfolio management services to the Fund. Pursuant to the Sub-Advisory Agreement, Nuveen Asset Management is compensated for the services it provides to the Fund with a portion of the management fee Nuveen Fund Advisors receives from the Fund. Nuveen Fund Advisors and Nuveen Asset Management retain the right to reallocate investment advisory responsibilities and fees between themselves in the future.

Sub-Advisory Agreement and Related Fees. Pursuant to the Sub-Advisory Agreement, Nuveen Asset Management receives from Nuveen Fund Advisors a management fee equal to 50% of the net management fee paid by the Fund to Nuveen Fund Advisors. Nuveen Fund Advisors and Nuveen Asset Management retain the right to reallocate investment advisory responsibilities and fees between themselves in the future.

The following table sets forth the management fee paid by Nuveen Fund Advisors to Nuveen Asset Management for the last three fiscal years:

Sub-Advisory Fee Paid by Nuveen Fund Advisors to Nuveen Asset Management
Fiscal year ended October 31, 2021	$5,273,539
Fiscal year ended October 31, 2022	$4,916,536
Fiscal year ended October 31, 2023	$3,704,216

A discussion regarding the basis for the Board’s most recent approval of the Sub-Advisory Agreement for the Fund may be found in the Fund’s annual report to shareholders dated October 31 of each year.

Portfolio Managers. Unless otherwise indicated, the information below is provided as of the date of this SAI.

Portfolio Management. Daniel J. Close, CFA, Managing Director at Nuveen Asset Management, leads the municipal fixed income strategic direction and investment perspectives forNuveen. He serves as lead portfolio manager for high yield municipal strategies, along with tax-exempt and taxable municipal strategies that include customizedinstitutional portfolios, open-end funds and closed-end funds. Prior to his current role, in 2010, helped establish and expand the platform as Head of Taxable Municipals,and he has deep experience serving clients worldwide. He helps set direction for custom fixed income solutions and asset allocation across multi-sector portfolios. As aleading expert on taxable municipals, he serves as a trusted voice on the complexities of the taxable municipal market. After joining Nuveen in 2000, he was a municipalfixed income research analyst covering the corporate-backed, energy, transportation and utility sectors. He began working in the investment industry in 1998 as an analystat Banc of America Securities. He received his BS in Business from Miami University and his MBA from Northwestern University's J. L. Kellogg School of Management. Mr. Close has earned the Chartered Financial Analyst designation and is a member of the CFA Institute and the CFA Society of Chicago.

Stephen J. Candido, CFA, Managing Director at Nuveen Asset Management, is a portfolio manager for high yield municipal strategies at Nuveen, managing high yield funds and institutional accounts. He also has responsibility for tax-exempt open-end funds and closed-end funds that allocate to both investment grade and high yield municipals. Stephen started working in the investment industry in 1996 when he joined Nuveen in the unit trust division. Prior to his current role, he was a vice president and senior research analyst specializing in high yield sectors including land secured credits, project finance and housing. Stephen was also an assistant vice president for Nuveen's global structured products team beginning in 2005. He also served as the manager of the fixed income unit trust product management and pricing group starting in 2001 and prior to that held positions as an equity research analyst and fixed income pricing analyst. Stephen graduated with a B.S. in Finance from Miami University and an M.B.A. in Finance from the University of Illinois at Chicago. He holds the Chartered Financial Analyst designation and is a member of the CFA Institute and the CFA Society of Chicago.

Timothy T. Ryan, CFA, Managing Director at Nuveen Asset Management, is a portfolio manager for the firm’s SPDR Nuveen Exchange Traded Funds (ETFs) as well as several institutional portfolios. He is also the lead portfolio manager for the Strategic Municipal Opportunities strategy and co-manager for the All American Municipal Bond strategy. Tim joined Nuveen Asset Management as a portfolio manager in 2010 when the firm entered into a sub-advisory agreement with State Street Global Advisors. His portfolio management responsibilities have included overseeing a number of mutual funds as well as separately managed accounts for institutions and individuals. He began his municipal career in 1983 in public finance and switched to asset management in 1991 as a research analyst for Scudder, Stevens and Clark. During his investment management career, he has held positions in credit research, trading and portfolio management at various firms including State Street Global Advisors. Mr. Ryan graduated with a B.S. from the University of Wisconsin and a M.A. in Management from the J.L. Kellogg Graduate School of Management at Northwestern University. Mr. Ryan also holds the Chartered Financial Analyst designation and is a member of the CFA Institute.

Other Accounts Managed. The Portfolio Managers also have responsibility for the day-to-day management of accounts other than the Fund. Information regarding these other accounts is set forth below.

Portfolio Manager	Type of Account Managed	Number of Accounts	Assets*
Daniel J. Close[1]	Registered Investment Company	16	$24.46 billion
	Other Pooled Investment Vehicles	2	$482 million
	Other Accounts	60	$16.28 billion
Timothy T. Ryan	Registered Investment Company	11	$19.14 billion
	Other Pooled Investment Vehicles	0	$0
	Other Accounts	6	$1.50 billion
Stephen J. Candido[1]	Registered Investment Company	29	$48.63 billion
	Other Pooled Investment Vehicles	2	$482 million
	Other Accounts	3	$268 million

*	Assets as of October 31, 2023. None of the assets in these accounts are subject to an advisory fee based on performance.
[1]	Effective April 10, 2023, Daniel J. Close, CFA, and Stephen J. Candido, CFA, were added as portfolio managers of the Fund.

As shown in the above table, the Portfolio Managers may manage accounts in addition to the Fund. The potential for conflicts of interest exists when a portfolio manager manages other accounts with similar investment objectives and strategies to the Fund (“Similar Accounts”). Potential conflicts may include, for example, conflicts between investment strategies and conflicts in the allocation of investment opportunities.

Responsibility for managing Nuveen Fund Advisors’ clients’ portfolios is organized according to investment strategies. Generally, client portfolios with similar strategies are managed using the same objectives, approach and philosophy. Therefore, portfolio holdings, relative position sizes and sector exposures tend to be similar across similar portfolios which minimizes the potential for conflicts of interest.

Nuveen Fund Advisors may receive more compensation with respect to certain Similar Accounts than that received with respect to the Fund or may receive compensation based in part on the performance of certain Similar Accounts. This may create a potential conflict of interest for the Portfolio Managers by providing an incentive to favor these Similar Accounts when, for example, placing securities transactions. Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest.

Nuveen Asset Management has policies and procedures designed to manage these conflicts described above such as allocation of investment opportunities to achieve fair and equitable allocation of investment opportunities among its clients over time. For example, orders for the same equity security are aggregated on a continual basis throughout each trading day consistent with Nuveen Asset Management’s duty of best execution for its clients. If aggregated trades are fully executed, accounts participating in the trade will be allocated their pro rata share on an average price basis. Partially completed orders will be allocated among the participating accounts on a pro-rata average price basis as well.

Compensation. Portfolio managers are compensated through a combination of base salary and variable components consisting of (i) a cash bonus; (ii) a long-term performance award; and (iii) participation in a profits interest plan.

Base salary. A portfolio manager’s base salary is determined based upon an analysis of the portfolio manager’s general performance, experience and market levels of base pay for such position.

Cash bonus. A portfolio manager is eligible to receive an annual cash bonus that is based on three variables: risk-adjusted investment performance relative to benchmark generally measured over the most recent one, three and five year periods (unless the portfolio manager’s tenure is shorter), ranking versus Morningstar peer funds generally measured over the most recent one, three and five year periods (unless the portfolio manager’s tenure is shorter), and management and peer reviews.

Long-term performance award. A portfolio manager is eligible to receive a long-term performance award that vests after three years. The amount of the award when granted is based on the same factors used in determining the cash bonus. The value of the award at the completion of the three-year vesting period is adjusted based on the risk-adjusted investment performance of Fund(s) managed by the portfolio manager during the vesting period and the performance of the TIAA organization as a whole.

Profits interest plan. Portfolio managers are eligible to receive profits interests in Nuveen Asset Management and its affiliate, Teachers Advisors, LLC, which vest over time and entitle their holders to a percentage of the firms’ annual profits. Profits interests are allocated to each portfolio manager based on such person’s overall contribution to the firms.

There are generally no differences between the methods used to determine compensation with respect to the Fund and the Other Accounts shown in the table above.

Material conflicts of interest. Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented a number of potential conflicts, including, among others, those discussed below.

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Nuveen Asset Management seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, Nuveen Asset Management has adopted procedures for allocating limited opportunities across multiple accounts.

With respect to many of its clients’ accounts, Nuveen Asset Management determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, Nuveen Asset Management may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Nuveen Asset Management may place separate, non-simultaneous, transactions for the Fund and other accounts which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts.

Some clients are subject to different regulations. As a consequence of this difference in regulatory requirements, some clients may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by the portfolio manager. Finally, the appearance of a conflict of interest may arise where Nuveen Asset Management has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.

Conflicts of interest may also arise when the sub-adviser invests one or more of its client accounts in different or multiple parts of the same issuer’s capital structure, including investments in public versus private securities, debt versus equity, or senior versus junior/subordinated debt, or otherwise where there are different or inconsistent rights or benefits. Decisions or actions such as investing, trading, proxy voting, exercising, waiving or amending rights or covenants, workout activity, or serving on a board, committee or other involvement in governance may result in conflicts of interest between clients holding different securities or investments. Generally, individual portfolio managers will seek to act in a manner that they believe serves the best interest of the accounts they manage. In cases where a portfolio manager or team faces a conflict among its client accounts, it will seek to act in a manner that it believes best reflects its overall fiduciary duty, which may result in relative advantages or disadvantages for particular accounts.

Nuveen Asset Management has adopted certain compliance procedures which are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Nuveen Asset Management or its affiliates, including TIAA, sponsor an array of financial products for retirement and other investment goals, and provide services worldwide to a diverse customer base. Accordingly, from time to time, the Fund may be restricted from purchasing or selling securities, or from engaging in other investment activities because of regulatory, legal or contractual restrictions that arise due to another client account’s investments and/or the internal policies of Nuveen Asset Management, TIAA or its affiliates designed to comply with such restrictions. As a result, there may be periods, for example, when Nuveen Asset Management will not initiate or recommend certain types of transactions in certain securities or instruments with respect to which investment limits have been reached.

The investment activities of Nuveen Asset Management or its affiliates may also limit the investment strategies and rights of the Fund. For example, in certain circumstances where the Fund invests in securities issued by companies that operate in certain regulated industries, in certain emerging or international markets, or are subject to corporate or regulatory ownership definitions, or invest in certain futures and derivative transactions, there may be limits on the aggregate amount invested by Nuveen Asset Management or its affiliates for the Fund and other client accounts that may not be exceeded without the grant of a license or other regulatory or corporate consent. If certain aggregate ownership thresholds are reached or certain transactions undertaken, the ability of Nuveen Asset Management, on behalf of the Fund or other client accounts, to purchase or dispose of investments or exercise rights or undertake business transactions may be restricted by regulation or otherwise impaired. As a result, Nuveen Asset Management, on behalf of the Fund or other client accounts, may limit purchases, sell existing investments, or otherwise restrict or limit the exercise of rights (including voting rights) when Nuveen Asset Management, in its sole discretion, deems it appropriate in light of potential regulatory or other restrictions on ownership or other consequences resulting from reaching investment thresholds.

Fund shares owned by the Portfolio Managers. As of October 31, 2023, the Portfolio Managers beneficially owned (as determined pursuant to Rule 16a-1(a)(2) under the 1934 Act) shares of the Fund having values within the indicated dollar range.

Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned in the Fund
Daniel J. Close	None
Timothy T. Ryan	None
Stephen J. Candido	None

CODE OF ETHICS

The Fund, Nuveen Fund Advisors, Nuveen Asset Management, Nuveen Securities and other related entities have adopted a combined code of ethics (the “Code of Ethics”) that essentially prohibits certain of their personnel, including the Portfolio Managers, from engaging in personal investments that compete or interfere with, or attempt to take advantage of a client’s, including the Fund’s, anticipated or actual portfolio transactions, and are designed to assure that the interests of clients, including Fund shareholders, are placed before the interests of personnel in connection with personal investment transactions. Personnel subject to the Code of Ethics may purchase shares of the Fund subject to the restriction set forth in the Code of Ethics. While personnel subject to the Code of Ethics may generally invest in securities in which the Fund may also invest, portfolio managers of municipal bond funds, such as the Fund, may not do so. Text-only versions of the Code of Ethics can be viewed online or downloaded from the EDGAR Database on the SEC’s internet website at www.sec.gov. In addition, a copy of the Code of Ethics may be obtained, after paying the appropriate duplicating fee, by e-mail request at publicinfo@sec.gov.

PROXY VOTING POLICIES

The Fund invests primarily in municipal securities. On rare occasions the Fund may acquire, directly or through a special purpose vehicle, equity securities of a municipal bond issuer whose bonds the Fund already owns when such bonds have deteriorated or are expected shortly to deteriorate significantly in credit quality. The purpose of acquiring equity securities generally will be to acquire control of the municipal bond issuer and to seek to prevent the credit deterioration or facilitate the liquidation or other workout of the distressed issuer’s credit problem. In the course of exercising control of a distressed municipal issuer, Nuveen Asset Management may pursue the Fund’s interests in a variety of ways, which may entail negotiating and executing consents, agreements and other arrangements, and otherwise influencing the management of the issuer. Nuveen Asset Management does not consider such activities proxy voting for purposes of Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended, but nevertheless provides reports to the Fund’s Board on its control activities on a quarterly basis.

The Fund has delegated authority to Nuveen Fund Advisors to vote proxies for securities held by the Fund, and Nuveen Fund Advisors has in turn delegated that responsibility to Nuveen Asset Management. Nuveen Fund Advisors’ proxy voting policy establishes minimum standards for the exercise of proxy voting authority by Nuveen Asset Management.

In the rare event that a municipal issuer held by the Fund were to issue a proxy, or that the Fund were to receive a proxy issued by a cash management security, Nuveen Asset Management will vote proxies in accordance with the Nuveen Proxy Voting Guidelines, which are attached, along with the Nuveen Proxy Voting Policy and Nuveen Proxy Voting Conflicts of Interest Policy and Procedures, as Appendix B to this SAI.

Voted Proxies. Information regarding how your Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge by accessing the Fund’s Proxy Voting Report on Form N-PX, which is available through both Nuveen’s website at http://www.nuveen.com/en-us/closed-end-funds or the SEC’s website at http://www.sec.gov.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to the supervision of the Board, Nuveen Asset Management is responsible for decisions to purchase and sell securities for the Fund, the negotiation of the prices to be paid and the allocation of transactions among various dealer firms. Transactions on stock exchanges involve the payment by the Fund of brokerage commissions. There generally is no stated commission in the case of securities traded in the over-the-counter (“OTC”) market but the price paid by the Fund usually includes an undisclosed dealer commission or mark-up. Transactions in the OTC market can also be placed with broker-dealers who act as agents and charge brokerage commissions for effecting OTC transactions. The Fund may place its OTC transactions either directly with principal market makers, or with broker-dealers if that is consistent with Nuveen Asset Management’s obligation to obtain best qualitative execution. In certain instances, the Fund may make purchases of underwritten issues at prices that include underwriting fees.

Portfolio securities may be purchased directly from an underwriter or in the OTC market from the principal dealers in such securities, unless it appears that a better price or execution may be obtained through other means. Portfolio securities will not be purchased from Nuveen Investments or its affiliates or affiliates of Nuveen Fund Advisors except in compliance with the 1940 Act.

It is Nuveen Asset Management’s policy to seek the best execution under the circumstances of each trade. Nuveen Asset Management will evaluate price as the primary consideration, with the financial condition, reputation and responsiveness of the dealer considered secondary in determining best execution. Given the best execution obtainable, it will be Nuveen Asset Management’s practice to select dealers that, in addition, furnish research information (primarily credit analyses of issuers and general economic reports) and statistical and other services to Nuveen Asset Management. It is not possible to place a dollar value on information and statistical and other services received from dealers. Since it is only supplementary to Nuveen Asset Management’s own research efforts, the receipt of research information is not expected to reduce significantly Nuveen Asset Management’s expenses. While Nuveen Asset Management will be primarily responsible for the placement of the business of the Fund, Nuveen Asset Management’s policies and practices in this regard must be consistent with the foregoing and will, at all times, be subject to review by the Board of the Fund.

Nuveen Asset Management may manage other investment accounts and investment companies for other clients that may invest in the same types of securities as the Fund and that may have investment objectives similar to those of the Fund. Nuveen Asset Management seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell assets or securities by the Fund and another advisory account. If an aggregated order cannot be filled completely, allocations will generally be made on a pro rata basis. An order may not be allocated on a pro rata basis where, for example (i) consideration is given to portfolio managers who have been instrumental in developing or negotiating a particular investment; (ii) consideration is given to an account with specialized investment policies that coincide with the particulars of a specific investment; (iii) pro rata allocation would result in odd-lot or de minimis amounts being allocated to a portfolio or other client; or (iv) where Nuveen Asset Management reasonably determines that departure from a pro rata allocation is advisable. There may also be instances where the Fund will not participate at all in a transaction that is allocated among other accounts. While these allocation procedures could have a detrimental effect on the price or amount of the securities available to the Fund from time to time, it is the opinion of the Board that the benefits available from Nuveen Asset Management’s management outweigh any disadvantage that may arise from Nuveen Asset Management’s larger management activities and its need to allocate securities.

Substantially all of the Fund’s trades are effected on a principal basis. The following table sets forth the aggregate amount of brokerage commissions paid by the Fund for the last three fiscal years:

Brokerage Commissions Paid
Fiscal year ended October 31, 2021	$	___
Fiscal year ended October 31, 2022	$	___
Fiscal year ended October 31, 2023	$	___

During the fiscal year ended October 31, 2023, the Fund did not pay commissions to brokers in return for research services or hold any securities of its regular broker-dealers.

TAX MATTERS

The following is intended to be a general summary of certain U.S. federal income tax consequences of investing, holding and disposing of Common Shares of the Fund. It is not intended to be a complete discussion of all such federal income tax consequences, nor does it purport to deal with all categories of investors (including investors in Common Shares with large positions in the Fund). This summary does not discuss the tax consequences of an investment in Rights or Preferred Shares. Investors are advised to consult with their own tax advisors before investing in the Fund.

The Fund has elected and intends to qualify each year to be treated, as a regulated investment company ("RIC"), under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund also intends to satisfy conditions under which dividends on Common Shares attributable to interest on municipal securities are exempt from federal income tax in the hands of owners of such stock, subject to the possible application of the federal alternative minimum tax.

In addition to exempt-interest dividends, the Fund may also distribute to its shareholders amounts that are treated as long-term capital gain or ordinary income (which may include short-term capital gains). These distributions are generally subject to regular federal income tax, whether or not reinvested in additional shares. Capital gain distributions are generally taxable at rates applicable to long-term capital gains regardless of how long a shareholder has held its shares. Long-term capital gains are currently taxable to non-corporate shareholders at rates of up to 20%. The Fund does not expect that any part of its distributions to shareholders from its investments will qualify for the dividends received deduction available to corporate shareholders or as “qualified dividend income,” which is taxable to non-corporate shareholders at reduced maximum U.S. federal income tax rates.

To qualify under Subchapter M of the Code for treatment as a RIC, the Fund must, among other things: (a) distribute to its shareholders each year at least 90% of the sum of (i) its investment company taxable income (as that term is defined in the Internal Revenue Code, determined without regard to the deduction for dividends paid) and (ii) its net tax-exempt income (the excess of its gross tax-exempt interest income over certain disallowed deductions), (b) derive at least 90% of its gross income (including income on municipal securities exempt from regular federal income tax) for each taxable year from dividends, interest (including interest income on municipal securities exempt from regular federal income tax), payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from an interest in a qualified publicly traded partnership (as defined in the Internal Revenue Code), and (c) diversify its holdings so that, at the end of each quarter of the Fund’s taxable year (i) at least 50% of the market value of the Fund’s assets is represented by cash, cash items, U.S. government securities, securities of other RICs, and other securities, with these other securities limited, with respect to any one issuer, to an amount not greater in value than 5% of the Fund’s total assets, and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the market value of the Fund’s assets is invested, including through corporations in which the Fund owns a 20% or more voting stock interest, in the securities of any one issuer (other than U.S. government securities or securities of other RICs), the securities of two or more issuers (other than securities of other RICs) controlled by the Fund and engaged in the same, similar or related trades or businesses, or the securities of one or more qualified publicly traded partnerships. To meet these requirements, the Fund may need to restrict its use of certain of the investment techniques.

If the Fund fails to satisfy the qualifying income or diversification requirements in any taxable year, the Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures of the diversification requirements where the Fund corrects the failure within a specified period of time. In order to be eligible for the relief provisions with respect to a failure to meet the diversification requirements, the Fund may be required to dispose of certain assets. If these relief provisions are not available to the Fund and it fails to qualify for treatment as a RIC for a taxable year, the Fund will be subject to tax at the regular corporate tax rate. In such an event, all distributions (including capital gains distributions and distributions derived from interest on municipal securities) will be taxable as ordinary dividends to the extent of the Fund’s current and accumulated earnings and profits, subject to certain limitations the dividends-received deduction for corporate shareholders and to the lower tax rates applicable to qualified dividend income distributed to individuals. Distributions in excess of the Fund’s current and accumulated earnings and profits would be treated first as a tax-free return of capital to the extent of the holder’s adjusted tax basis in the shares (reducing that basis accordingly), and any remaining distributions would generally be treated as a capital gain. To requalify for treatment as a RIC in a subsequent taxable year, the Fund would be required to satisfy the RIC qualification requirements for that year and to distribute any earnings and profits from any year in which the Fund failed to qualify for tax treatment as a RIC. If the Fund failed to qualify as a RIC for a period greater than two taxable years, it would generally be required to pay a Fund-level tax on certain net built-in gains recognized with respect to certain of its assets upon a disposition of such assets within five years of qualifying as a RIC in a subsequent year.

A RIC that fails to distribute, by the close of each calendar year, an amount at least equal to the sum of 98% of its ordinary taxable income for such year and 98.2% of its capital gain net income for the one-year period ending October 31 in such year, plus any shortfalls from the prior year’s required distribution, is liable for a nondeductible 4% federal excise tax on the excess of the required distribution for such calendar year over the distributed amount for such calendar year. To avoid the imposition of this excise tax, the Fund generally intends, but makes no assurances, to make the required distributions of its ordinary taxable income, if any, and its capital gain net income.

If preferred shares are issued, certain minimum net asset value coverage limitations on distributions made with respect to Common Shares may under certain circumstances impair the ability of the Fund to maintain its qualification for treatment as a RIC or to pay distributions sufficient to avoid the imposition of the 4% federal excise tax.

The Fund may retain for investment or otherwise use some (or all) of its net capital gain. If the Fund retains any net capital gain or taxable net investment income, it will be subject to tax at the regular corporate rate on the amount retained. If the Fund retains any net capital gain, it may designate the retained amount as undistributed capital gains in a notice to its shareholders who, if subject to federal income tax on long-term capital gains, (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their share of such undistributed amount; (ii) will be deemed to have paid their proportionate share of the tax paid by the Fund on such undistributed amount and will be entitled to credit that amount of tax against their federal income tax liabilities, if any; and (iii) will be entitled to claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s gross income and the tax deemed paid by the shareholder.

The Fund intends to qualify to pay “exempt-interest” dividends, as defined in the Code, to its Common Shares by satisfying the requirement that, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of municipal securities. Exempt-interest dividends are dividends or any part thereof (other than a capital gain dividend) paid by the Fund which are attributable to interest on municipal securities and which are so reported by the Fund. Exempt-interest dividends will be exempt from federal income tax, subject to the possible application of the federal alternative minimum tax. Insurance proceeds received by the Fund under any insurance policies in respect of scheduled interest payments on defaulted municipal bonds, as described herein, will generally be correspondingly excludable from federal gross income. In the case of non-appropriation by a political subdivision, however, there can be no assurance that payments made by the issuer representing interest on municipal lease obligations will be excludable from gross income for federal income tax purposes. See “Investment Policies and Techniques” above. Any gains of the Fund that are attributable to market discount on municipal securities are treated as ordinary income to the extent of accrued market discount on those securities.

A 3.8% Medicare contribution tax generally applies to all or a portion of the net investment income of a shareholder who is an individual and not a nonresident alien for U.S. federal income tax purposes and who has adjusted gross income (subject to certain adjustments) that exceeds a threshold amount ($250,000 if married filing jointly or if considered a “surviving spouse” for federal income tax purposes, $125,000 if married filing separately, and $200,000 in other cases). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts. For these purposes, interest, dividends, and certain capital gains are generally taken into account in computing a shareholder’s net investment income, but exempt-interest dividends are not taken into account.

A portion of the Fund’s expenditures that would otherwise be deductible may not be allowed as deductions by reason of the Fund’s investment in municipal securities (such disallowed portion, in general, being the same percentage of the Fund’s aggregate expenses as the percentage of the Fund’s aggregate gross income that constitutes exempt interest income from municipal securities). A similar disallowance rule also applies to interest expense paid or incurred by the Fund, if any. Any such disallowed deductions will offset the Fund’s gross exempt-interest income for purposes of calculating the dividends that the Fund can report as exempt-interest dividends. Interest on indebtedness incurred or continued to purchase or carry the Fund’s shares is not deductible to the extent the interest relates to exempt-interest dividends. Under rules used by the Internal Revenue Service (“IRS”) for determining when borrowed funds are considered used for the purpose of purchasing or carrying particular assets, the purchase or ownership of shares may be considered to have been made with borrowed funds even though such funds are not directly used for the purchase or ownership of such shares.

Distributions to shareholders of net investment income received by the Fund from taxable investments, if any, including temporary taxable investments, and of net short-term capital gains realized by the Fund, if any, will be taxable to its shareholders as ordinary income. Distributions by the Fund of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss), if any, are taxable as long-term capital gain, regardless of the length of time the shareholder has owned the shares with respect to which such distributions are made. The amount of taxable income allocable to the Fund’s shares will depend upon the amount of such income realized by the Fund. Distributions of taxable income, if any, in excess of the Fund’s earnings and profits will first reduce the adjusted tax basis of a shareholder’s shares and, after that basis has been reduced to zero, will constitute capital gain to the shareholder (assuming the shares are held as capital assets). As long as the Fund qualifies as a RIC under the Code, it is not expected that any part of its distributions to shareholders from its investments will qualify for the dividends-received deduction available to corporate shareholders or as “qualified dividend income” taxable to non-corporate shareholders at reduced rates.

The IRS requires the Fund to report distributions paid with respect to its Common Shares and its Preferred Shares, including MFP Shares, as consisting of a portion of each type of income distributed by the Fund. The portion of each type of income deemed received by the holders of each class of shares will be equal to the portion of total Fund dividends received by such class. Thus, the Fund will report dividends paid as exempt-interest dividends in a manner that allocates such dividends between the holders of the Common Shares and the Preferred Shares, including MFP Shares, in proportion to the total dividends paid to each such class during or with respect to the taxable year, or otherwise as required by applicable law. Capital gain dividends and ordinary income dividends will also be allocated between the two classes under these rules.

The interest on private activity bonds in most instances is not federally tax-exempt to a person who is a “substantial user” of a facility financed by such bonds or a “related person” of such “substantial user.” As a result, the Fund may not be an appropriate investment for a shareholder who is considered either a “substantial user” or a “related person” within the meaning of the Internal Revenue Code. In general, a “substantial user” of a facility includes a “nonexempt person who regularly uses a part of such facility in his trade or business.” “Related persons” are in general defined to include persons among whom there exists a relationship, either by family or business, which would result in a disallowance of losses in transactions among them under various provisions of the Internal Revenue Code (or if they are members of the same controlled group of corporations under the Internal Revenue Code), including a partnership and each of its partners (and certain members of their families), an S corporation and each of its shareholders (and certain members of their families) and various combinations of these and other relationships. The foregoing is not a complete description of all of the provisions of the Internal Revenue Code covering the definitions of “substantial user” and “related person.”

Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to shareholders of record on a specified date in one of those months and paid during the following January, will be treated as having been distributed by the Fund (and received by the shareholders) on December 31 of the year declared. The U.S. federal income tax status of all distributions will be reported to shareholders annually.

Federal income tax law imposes an alternative minimum tax. Interest on certain municipal securities, such as bonds issued to make loans for housing purposes or to private entities (but not to certain tax-exempt organizations such as universities and non-profit hospitals), is included as an item of tax preference in determining the amount of a taxpayer’s alternative minimum taxable income. To the extent that the Fund receives income from such municipal securities, a portion of the dividends paid by the Fund, although otherwise exempt from federal income tax, will be taxable to shareholders whose tax liabilities are determined under the federal alternative minimum tax. The Fund will annually provide a report indicating the percentage of the Fund’s income attributable to municipal securities and the portion thereof the interest on which is a tax preference item. Bonds issued in 2009 or 2010 generally will not be treated as private activity bonds, and interest earned on such bonds (and Fund distributions consisting of such interest) generally will not be treated as a tax preference item.

The Fund may invest in municipal securities that pay interest that is taxable under the federal alternative minimum tax. If you are, or as a result of investment in the Fund would become, subject to the federal alternative minimum tax, the Fund may not be a suitable investment for you. In addition, distributions of taxable ordinary income (including any net short-term capital gain) will be taxable to shareholders as ordinary income (and not eligible for favorable taxation as “qualified dividend income”), and capital gain dividends will be taxable as long-term capital gains.

Certain of the Fund’s investment practices are subject to special provisions of the Code that, among other things, may affect the Fund’s ability to qualify as a RIC, defer the use of certain deductions or losses of the Fund, affect the holding period of securities held by the Fund, and alter the character of the gains or losses realized by the Fund. These provisions may also require the Fund to recognize income or gain without receiving cash with which to make distributions in the amounts necessary to satisfy the requirements for maintaining RIC status and for avoiding income and excise taxes. The Fund will monitor its transactions and may make certain tax elections in order to mitigate the effect of these rules and prevent disqualification of the Fund for treatment as a RIC.

Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against a RIC’s net investment income. Instead, for U.S. federal income tax purposes, potentially subject to certain limitations, the Fund may carry net capital losses from any taxable year forward to offset capital gains in future years. The treatment of capital loss carryovers for the Fund is similar to the rules that apply to capital loss carryovers of individuals, which provide that such losses are carried over indefinitely. If the Fund has a net capital loss (that is, capital losses in excess of capital gains), the excess of the Fund’s net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Fund’s next taxable year, and the excess (if any) of the Fund’s net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund’s next taxable year. The carryover of capital losses may be limited under the general loss limitation rules if the Fund experiences an ownership change as defined in the Code. Generally, the Fund may not carry forward any losses other than net capital losses. Under certain circumstances, the Fund may elect to treat certain losses as though they were incurred on the first day of the taxable year immediately following the taxable year in which they were actually incurred. As of October 31, 2023, the Fund’s tax year end, the Fund had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any, as follows:

Not subject to expiration:
Short-Term	$63,395,032
Long-Term	$85,929,798
Total	$149,324,830

The repurchase, sale or exchange of Common Shares normally will result in capital gain or loss to holders of Common Shares who hold their shares as capital assets. Generally a shareholder’s gain or loss will be long-term capital gain or loss if the shares have been held for more than one year even though the increase in value in such Common Shares may be at least partly attributable to tax-exempt interest income. Present law taxes both long-term and short-term capital gains of corporations at the rates applicable to ordinary income. For non-corporate taxpayers, however, long-term capital gains are currently taxed at rates of up to 20%. Short-term capital gains and other ordinary income are taxed to non-corporate taxpayers at ordinary income rates. If a shareholder sells or otherwise disposes of Common Shares before holding them for six months, any loss on the sale or disposition will be: (1) treated as a long-term capital loss to the extent of any amounts treated as distributions to the Common Shareholder of long-term capital gain (including any amount credited to the shareholder as undistributed capital gain), or (2) disallowed to the extent of exempt interest dividends received by a shareholder. Any loss realized on a sale or exchange of (or upon entering into a contract or option to repurchase) shares of the Fund will be disallowed to the extent those shares of the Fund are replaced (including, without limitation, under the Plan) by substantially identical shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the original shares, or to the extent the shareholder enters into a contract or option to repurchase shares within such period. In that event, the basis of the replacement shares of the Fund will be adjusted to reflect the disallowed loss.

The Fund is required in certain circumstances to withhold (as “backup withholding”) a portion of dividends (including exempt-interest dividends) and certain other payments paid to certain holders of the Fund’s shares who do not furnish to the Fund their correct taxpayer identification numbers (in the case of individuals, their social security numbers) and certain certifications, or who are otherwise subject to backup withholding. The backup withholding rate is 24%. Backup withholding is not an additional tax. Any amounts withheld from payments made to a shareholder may be refunded or credited against such shareholder’s federal income tax liability, provided the required information and forms are timely furnished to the IRS.

The Internal Revenue Code provides that every shareholder required to file a tax return must include for information purposes on such return the amount of tax-exempt interest received during the taxable year, including any exempt-interest dividends received from the Fund.

The description of certain federal tax provisions above relates only to U.S. federal income tax consequences for shareholders who are U.S. persons, i.e., generally, U.S. citizens or residents or U.S. corporations, partnerships, trusts or estates, and who are subject to U.S. federal income tax and hold their shares as capital assets. Except as otherwise provided, this description does not address the special tax rules that may be applicable to particular types of investors, such as financial institutions, insurance companies, securities dealers, other RICs, or tax-exempt or tax-deferred plans, accounts or entities. Investors that are not U.S. persons may be subject to different U.S. federal income tax treatment, including a non-resident alien U.S. withholding tax at the rate of 30% or any lower applicable treaty rate on amounts treated as ordinary dividends from the Fund (other than certain dividends reported by the Fund as (i) interest-related dividends, to the extent such dividends are derived from the Fund’s “qualified net-interest income,” or (ii) short-term capital gain dividends, to the extent such dividends are derived from the Fund’s “qualified short-term gain”) or, in certain circumstances, unless an effective IRS Form W-8BEN or W-8BEN-E or other authorized withholding certificate is on file, to backup withholding on certain other payments from the Fund. “Qualified net interest income” is the Fund’s net income derived from U.S.-source interest and original issue discount, subject to certain exceptions and limitations. “Qualified short-term gain” generally means the excess of the net short-term capital gain of the Fund for the taxable year over its net long-term capital loss, if any. Backup withholding will not be applied to payments that have been subject to the 30% (or lower applicable treaty rate) withholding tax on shareholders who are neither citizens nor residents of the United States.

Unless certain non-U.S. entities that hold Fund shares comply with IRS requirements that will generally require them to report information regarding U.S. persons investing in, or holding accounts with, such entities, a 30% withholding tax may apply to certain Fund distributions payable to such entities. A non-U.S. shareholder may be exempt from the withholding described in this paragraph under an applicable intergovernmental agreement between the U.S. and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of such agreement.

The foregoing is a general summary of certain provisions of the Code and regulations thereunder presently in effect as they directly govern the federal income taxation of the Fund and its shareholders. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive. Moreover, the foregoing does not address many of the factors that may be determinative of whether an investor will be liable for the alternative minimum tax. Shareholders are advised to consult their own tax advisors for more detailed information concerning the federal, foreign, state and local tax consequences of purchasing, holding and disposing of Fund shares.

State and Local Tax Matters. The exemption from U.S. federal income tax for exempt-interest dividends generally does not result in exemption for such dividends under the income or other tax laws of any state or local taxing authority. In some states, however, the portion of any exempt-interest dividends derived from interest received by the Fund on its holdings of that state’s securities and those of its political subdivisions and instrumentalities is exempt from the state’s income tax. The Fund will report annually to its shareholders the percentage of interest income earned by the Fund during the preceding year on tax-exempt obligations indicating, on a state-by-state basis, the source of such income. Shareholders of the Fund are advised to consult their own tax advisors about state and local tax matters.

FINANCIAL STATEMENTS

The audited financial statements, financial highlights and notes thereto and the independent registered public accounting firm’s report thereon appearing in the Fund’s Annual Report for the fiscal year ended October 31, 2023 are incorporated herein by reference in this SAI. The information with respect to the six months ended April 30, 2024 is unaudited and is included in the Fund’s 2024 Semi-Annual Report which is also incorporated herein by reference. In addition, any reports and other documents subsequently filed with the SEC pursuant to Section 30(b)(2) of the 1940 Act and Sections 13(a), 13(c), 14 or 15(d) of the 1934 Act prior to the termination of the offering will be incorporated by reference into this SAI and deemed to be part of this SAI from the date of the filing of such reports and documents. The information incorporated by reference is considered to be part of this SAI, and later information that the Fund files with the SEC will automatically update and supersede this information. The information contained in, or that can be accessed through, the Fund’s website is not part of this SAI.

Incorporated materials not delivered with the SAI may be obtained, without charge, by calling (800) 257-8787, by writing to the Fund at 333 West Wacker Drive, Chicago, Illinois 60606, or from the Fund’s website (http://www.nuveen.com).

CUSTODIAN AND TRANSFER AGENT

The custodian of the assets of the Fund is State Street Bank and Trust Company, One Congress Street, Suite 1, Boston, Massachusetts 02114-2016 (the “Custodian”). The Custodian performs custodial, fund accounting and portfolio accounting services. The Fund’s transfer, shareholder services and dividend paying agent is Computershare Inc. and Computershare Trust Company, N.A., located at 150 Royall Street, Canton, Massachusetts 02021.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP, an independent registered public accounting firm, provides auditing services to the Fund. The principal business address of KPMG LLP is 200 East Randolph Street, Chicago, Illinois 60601.

LEGAL MATTERS

Certain legal matters in connection with the offering will be passed upon for the Fund by Stradley Ronon Stevens & Young, LLP, located at 2005 Market Street, Suite 2600, Philadelphia, Pennsylvania. Stradley Ronon Stevens & Young, LLP may rely as to certain matters of Massachusetts law on the opinion of Morgan, Lewis & Bockius LLP.

ADDITIONAL INFORMATION

A Registration Statement on Form N-2, including amendments thereto, relating to the shares of the Fund offered hereby, has been filed by the Fund with the SEC, Washington, DC. The Prospectus and this SAI do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the Fund and the shares offered hereby, reference is made to the Registration Statement. Statements contained in the Prospectus and this SAI as to the contents of any contract or other document referred to are not necessarily complete and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. Copies of the Registration Statement may be inspected without charge at the SEC’s principal office in Washington, DC, and copies of all or any part thereof may be obtained from the SEC upon the payment of certain fees prescribed by the SEC.

APPENDIX A

Ratings of Investments

S&P Global Ratings—A brief description of the applicable S&P Global Ratings, a Division of S&P Global Inc. (“S&P”), rating symbols and their meanings (as published by S&P) follows:

A S&P issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion evaluates the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

Issue credit ratings are based on current information furnished by the obligors or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

Issue credit ratings can be either long term or short term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days—including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

LONG-TERM ISSUE CREDIT RATINGS

Issue credit ratings are based, in varying degrees, on the following considerations:

●	Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

●	Nature of and provisions of the obligation;

●

Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA

An obligation rated ‘AAA’ has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

AA

An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.

A

An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.

BBB

An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitments on the obligation.

BB, B, CCC, CC, and C

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB

An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.

B

An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.

CCC

An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

CC

An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.

C

An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

D

An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the D rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or the next 30 calendar days. The D rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if its subject to distressed debt restructuring.

Plus (+) or minus (-)

The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

NR

This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

Short-Term Issue Credit Ratings

A short-term obligation rated ‘A-1’ is rated in the highest category by S&P Global Ratings. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3

A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitment on the obligation.

B

A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.

C

A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D

A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed debt restructuring.

Dual Ratings

S&P assigns “dual” ratings to all debt issues that have a put option or demand feature as part of their structure. The first component of the rating addresses the likelihood of repayment of principal and interest as due, and the second component of the rating addresses only the demand feature. The first component of the rating can relate to either a short-term or long-term transaction and accordingly use either short-term or long-term rating symbols. The second component of the rating relates to the put option and is assigned a short-term rating symbol (for example, ‘AAA/A-1+’ or ‘A-1+/A-1’). With U.S. municipal short-term demand debt, the U.S. municipal short-term note rating symbols are used for the first component of the rating (for example, ‘SP-1+/A-1+’).

Moody’s Investors Service, Inc.—A brief description of the applicable Moody’s Investors Service, Inc. (“Moody’s”) rating symbols and their meanings (as published by Moody’s) follows:

Municipal Bonds

Aaa

Obligations rated ‘Aaa’ are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa

Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A

Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa

Obligations rated Baa are subject to moderate credit risk. They are considered medium grade and as such may possess certain speculative characteristics.

Ba

Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B

Obligations rated B are considered speculative and are subject to high credit risk.

Caa

Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca

Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C

Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s applies numerical modifiers 1,2 and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates mat the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Short-Term Loans

MIG 1

This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2

This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3

This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG

This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

VMIG 1

This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections.

VMIG 2

This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections.

VMIG 3

This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections.

SG

This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have a sufficiently strong short-term rating or may lack the structural or legal protections.

Commercial Paper

Issuers (or supporting institutions) rated Prime-1 have a superior ability for repayment of senior short-term debt obligations.

Issuers (or supporting institutions) rated Prime-2 have a strong ability for repayment of senior short-term debt obligations.

Issuers (or supporting institutions) rated Prime-3 have an acceptable ability for repayment of senior short-term debt obligations.

Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Fitch Ratings—A brief description of the applicable Fitch Ratings (“Fitch”) ratings symbols and meanings (as published by Fitch) follows:

Long-Term Credit Ratings

Investment Grade

AAA

Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA

Very high credit quality. ‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A

High credit quality. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB

Good credit quality. ‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

Speculative Grade

BB

Speculative. ‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists that supports the servicing of financial commitments.

B

Highly speculative. ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC, CC, C

High default risk. Default is a real possibility. Substantial credit risk. Very low margin for safety. A ‘CC rating indicates that default of some kind appears probable. ‘C’ ratings signal a default or default-like process has begun, or for a closed funding vehicle, payment capacity is irrevocably impaired.

RD and D

Restricted default. ‘RD’ ratings indicate an issuer that in Fitch’s opinion has experienced an uncured payment default or distressed debt exchange on a bond, loan or other material financial obligation, but has not entered into bankruptcy filings, administration, receivership, liquidation, or other formal winding-up procedure, and has not otherwise ceased operating. ‘D’ ratings indicate an issuer that in Fitch’s opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure or that has otherwise ceased business and debt is still outstanding.

Short-Term Credit Ratings

The following ratings scale applies to foreign currency and local currency ratings. A Short-term rating has a time horizon of less than 13 months for most obligations, or up to three years for US public finance, in line with industry standards, to reflect unique risk characteristics of bond, tax, and revenue anticipation notes that are commonly issued with terms up to three years. Short-term ratings thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

Fl

Highest short-term credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2

Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3

Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B

Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C

High short-term default risk. Default is a real possibility.

RD

Restricted Default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.

D

Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

Notes to Long-term and Short-term ratings:

“+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-term rating category, to categories below ‘CCC, or to Short-term ratings other than ‘FT.

‘NR’ indicates that Fitch Ratings does not rate the issuer or issue in question.

‘Withdrawn’: The rating has been withdrawn and the issue or issuer is no longer rated by Fitch. When a public rating is withdrawn, Fitch will issue a RAC that details the current rating and Outlook or Watch status (if applicable), a statement that the rating is withdrawn and the reason for the withdrawal. A RAC is not required when an issue has been redeemed, matured, repaid or paid in full. Withdrawals cannot be used to forestall a rating action. Every effort is therefore made to ensure that the rating opinion upon withdrawal reflects an updated view. However, this is not always possible, for example if a rating is withdrawn due to a lack of information. Rating Watches are also resolved prior to or concurrent with withdrawal unless the timing of the event driving the Rating Watch does not support an immediate resolution. Ratings that have been withdrawn will be indicated by the symbol ‘WD’.

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as “Positive”, indicating a potential upgrade, “Negative”, for a potential downgrade, or “Evolving”, if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

A Rating Outlook indicates the direction a rating is likely to move over a one to two year period. Outlooks may be positive, stable, or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are ‘stable’ could be downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch Ratings may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

APPENDIX B

Nuveen Proxy Voting Policies

Nuveen proxy voting guidelines

Nuveen Asset Management, LLC, Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC

Applicability

These Guidelines apply to employees of Nuveen acting on behalf of Nuveen Asset Management, LLC (“NAM”), Teachers Advisors, LLC (“TAL”) and TIAA-CREF Investment Management, LLC (“TCIM”) (each an “Adviser” and collectively referred to as the “Advisers”)

I. Introduction

Our voting practices are guided by our obligations to our clients.

These Guidelines set forth the manner in which the Advisers intend to vote on proxy matters involving publicly traded portfolio companies held in client portfolios, and serve to assist clients, portfolio companies and other interested parties in understanding how the Advisers intend to vote on proxy-related issues. As indicated in these Guidelines, we monitor portfolio companies’ environmental, social and governance (ESG) practices in an effort to ensure that boards consider these factors in the context of their strategic deliberations. The Guidelines are not exhaustive and do not necessarily dictate how the Advisers will ultimately vote with respect to any proposal or resolution.

We vote proxies in accordance with what we believe is in the best interest of our clients. In making those decisions, we are principally guided by advancing long-term shareholder value and may take into account many factors, including input from our investment teams and third-party research. Among other factors, we consider specific company context, including ESG practices and financial performance. It is our belief that a one-size-fits-all approach to proxy voting is not appropriate.

Our proxy voting decisions with respect to shareholder resolutions may be influenced by several additional factors: (i) whether the shareholder resolution process is the appropriate means of addressing the issue; (ii) whether the resolution promotes economic performance and shareholder value; (iii) whether the resolution promotes ESG best practices; and (iv) whether the information and actions recommended by the resolution are reasonable and practical.

The Guidelines are implemented by Nuveen’s Responsible Investing Team (RI Team) and applied in consideration of the facts and circumstances of the particular resolution. The RI Team relies on its professional judgment informed by proprietary research and reports provided by a various third-party research providers. The portfolio managers of the Advisers maintain the ultimate decision-making authority with respect to how proxies will be voted, and may determine to vote contrary to the Guidelines if such portfolio manager determines it is in the best interest of the respective Adviser’s clients to do so. The rationale for votes submitted contrary to the Guidelines will be documented and maintained.

II. Accountability and transparency

Board of directors

Elect directors

General Policy: We generally vote in favor of the board’s nominees but will consider withholding or voting against some or all directors in the following circumstances:

When we conclude that the actions of directors are unlawful, unethical, negligent, or do not meet fiduciary standards of care and loyalty, or are otherwise not in the best interest of shareholders. Such actions would include:

Egregious compensation practices

Lack of responsiveness to a failed vote

Unequal treatment of shareholders

Adoption of inappropriate antitakeover devices

When a director has consistently failed to attend board and committee meetings without an appropriate rationale being provided

Independence

When board independence is not in line with local market regulations or best practices

When a member of executive management sits on a key board committee that should be composed of only independent directors

When directors have failed to disclose, resolve or eliminate conflicts of interest that affect their decisions

Board refreshment

When there is insufficient diversity on the board and the company has not demonstrated its commitment to adding diverse candidates

When we determine that director tenure is excessive and there has been no recent board refreshment

Contested elections

General Policy: We will support the candidates we believe will represent the best interests of shareholders.

Majority vote for the election of directors

General Policy: We generally support shareholder resolutions asking that companies amend their governance documents to provide for director election by majority vote.

Establish specific board committees

General Policy: We generally vote against shareholder resolutions asking the company to establish specific board committees unless we believe specific circumstances dictate otherwise.

Annual election of directors

General Policy: We generally support shareholder resolutions asking that each member of the board of a publicly traded operating company stand for re-election annually.

Cumulative voting

General Policy: We generally do not support proposals asking that shareholders be allowed to cumulate votes in director elections, as this practice may encourage the election of special interest directors.

Separation of Chairman and Chief Executive Officer

General Policy: We will consider supporting shareholder resolutions asking that the roles of chairman and CEO be separated when we believe the company’s board structure and operation has insufficient features of independent board leadership, such as the lack of a lead independent director. In addition, we may also support resolutions on a case-by- case basis where we believe, in practice, that there is not a bona-fide lead independent director acting with robust responsibilities or the company’s ESG practices or business performance suggest a material deficiency in independent influence into the company’s strategy and oversight.

Shareholder rights

Proxy access

General Policy: We will consider on a case-by-case basis shareholder proposals asking that the company implement a form of proxy access. In making our voting decision, we will consider several factors, including, but not limited to: current performance of the company, minimum filing thresholds, holding periods, number of director nominees that can be elected, existing governance issues and board/management responsiveness to material shareholder concerns.

Ratification of auditor

General Policy: We will generally support the board’s choice of auditor and believe that the auditor should be elected annually. However, we will consider voting against the ratification of an audit firm where non-audit fees are excessive, where the firm has been involved in conflict of interest or fraudulent activities in connection with the company’s audit, where there has been a material restatement of financials or where the auditor’s independence is questionable.

Supermajority vote requirements

General Policy: We will generally support shareholder resolutions asking for the elimination of supermajority vote requirements.

Dual-class common stock and unequal voting rights

General Policy: We will generally support shareholder resolutions asking for the elimination of dual classes of common stock or other forms of equity with unequal voting rights or special privileges.

Right to call a special meeting

General Policy: We will generally support shareholder resolutions asking for the right to call a special meeting. However, we believe a 25% ownership level is reasonable and generally would not be supportive of proposals to lower the threshold if it is already at that level.

Right to act by written consent

General Policy: We will consider on a case-by-case basis shareholder resolutions requesting the right to act by written consent.

Antitakeover devices (poison pills)

General Policy: We will consider on a case-by-case basis proposals relating to the adoption or rescission of antitakeover devices with attention to the following criteria:

Whether the company has demonstrated a need for antitakeover protection

Whether the provisions of the device are in line with generally accepted governance principles

Whether the company has submitted the device for shareholder approval

Whether the proposal arises in the context of a takeover bid or contest for control

We will generally support shareholder resolutions asking to rescind or put to a shareholder vote antitakeover devices that were adopted without shareholder approval.

Reincorporation

General Policy: We will evaluate on a case-by-case basis proposals for reincorporation taking into account the intention of the proposal, established laws of the new domicile and jurisprudence of the target domicile. We will not support the proposal if we believe the intention is to take advantage of laws or judicial interpretations that provide antitakeover protection or otherwise reduce shareholder rights.

Corporate political influence

General Policies:

We will generally support reasonable shareholder resolutions seeking disclosure or reports relating to a company’s direct political contributions, including board oversight procedures.

We will generally support reasonable shareholder resolutions seeking disclosure or reports relating to a company’s charitable contributions and other philanthropic activities.

We may consider not supporting shareholder resolutions that appear to promote a political agenda that is contrary to the long-term health of the corporation.

We will evaluate on a case-by-case basis shareholder resolutions seeking disclosure of a company’s lobbying expenditures.

Closed-end funds

We recognize that many exchange-listed closed-end funds (“CEFs”) have adopted particular corporate governance practices that deviate from certain policies set forth in the Guidelines. We believe that the distinctive structure of CEFs can provide important benefits to investors, but leaves CEFs uniquely vulnerable to opportunistic traders seeking short-term gains at the expense of long-term shareholders. Thus, to protect the interests of their long-term shareholders, many CEFs have adopted measures to defend against attacks from short-term oriented activist investors. As such, in light of the unique nature of CEFs and their differences in corporate governance practices from operating companies, we will consider on a case-by-case basis proposals involving the adoption of defensive measures by CEFs. This is consistent with our approach to proxy voting that recognizes the importance of case-by-case analysis to ensure alignment with investment team views, and voting in accordance with the best interest of our shareholders.

Compensation issues

Advisory votes on executive compensation (say on pay)

General Policy: We will consider on a case-by-case basis the advisory vote on executive compensation (say on pay). We expect well-designed plans that clearly demonstrate the alignment between pay and performance, and we encourage companies to be responsive to low levels of support by engaging with shareholders. We also prefer that companies offer an annual non-binding vote on executive compensation. In absence of an annual vote, companies should clearly articulate the rationale behind offering the vote less frequently.

We generally note the following red flags when evaluating executive compensation plans:

Undisclosed or Inadequate Performance Metrics: We believe that performance goals for compensation plans should be disclosed meaningfully. Performance hurdles should not be too easily attainable. Disclosure of these metrics should enable shareholders to assess whether the plan will drive long-term value creation.

Excessive Equity Grants: We will examine a company’s past grants to determine the rate at which shares are being issued. We will also seek to ensure that equity is being offered to more than just the top executives at the company. A pattern of excessive grants can indicate failure by the board to properly monitor executive compensation and its costs.

Lack of Minimum Vesting Requirements: We believe that companies should establish minimum vesting guidelines for senior executives who receive stock grants. Vesting requirements help influence executives to focus on maximizing the company’s long-term performance rather than managing for short-term gain.

Misalignment of Interests: We support equity ownership requirements for senior executives and directors to align their interests with those of shareholders.

Special Award Grants: We will generally not support mega-grants. A company’s history of such excessive grant practices may prompt us to vote against the stock plans and the directors who approve them. Mega-grants include equity grants that are excessive in relation to other forms of compensation or to the compensation of other employees and grants that transfer disproportionate value to senior executives without relation to their performance. We also expect companies to provide a rationale for any other one-time awards such as a guaranteed bonus or a retention award.

Excess Discretion: We will generally not support plans where significant terms of awards—such as coverage, option price, or type of awards—are unspecified, or where the board has too much discretion to override minimum vesting or performance requirements.

Lack of Clawback Policy: We believe companies should establish clawback policies that permit recoupment from any senior executive who received compensation as a result of defective financial reporting, or whose behavior caused financial harm to shareholders or reputational risk to the company.

Equity-based compensation plans

General Policy: We will review equity-based compensation plans on a case-by-case basis, giving closer scrutiny to companies where plans include features that are not performance-based or where potential dilution or burn rate total is excessive. As a practical matter, we recognize that more dilutive broad-based plans may be appropriate for human-capital intensive industries and for small- or mid-capitalization firms and start-up companies.

We generally note the following red flags when evaluating equity incentive plans:

Evergreen Features: We will generally not support option plans that contain evergreen features, which reserve a specified percentage of outstanding shares for award each year and lack a termination date.

Reload Options: We will generally not support reload options that are automatically replaced at market price following exercise of initial grants.

Repricing Options: We will generally not support plans that authorize repricing. However, we will consider on a case-by-case basis management proposals seeking shareholder approval to reprice options. We are likely to vote in favor of repricing in cases where the company excludes named executive officers and board members and ties the repricing to a significant reduction in the number of options.

Undisclosed or Inappropriate Option Pricing: We will generally not support plans that fail to specify exercise prices or that establish exercise prices below fair market value on the date of grant.

Golden parachutes

General Policy: We will vote on a case-by-case basis on golden parachute proposals, taking into account the structure of the agreement and the circumstances of the situation. However, we would prefer to see a double trigger on all change-of-control agreements and no excise tax gross-up.

Shareholder resolutions on executive compensation

General Policy: We will consider on a case-by-case basis shareholder resolutions related to specific compensation practices. Generally, we believe specific practices are the purview of the board.

III. Guidelines for ESG shareholder resolutions

We generally support shareholder resolutions seeking reasonable disclosure of the environmental or social impact of a company’s policies, operations or products. We believe that a company’s management and directors should determine the strategic impact of environmental and social issues and disclose how they are dealing with these issues to mitigate risk and advance long-term shareholder value.

Environmental issues

Global climate change

General Policy: We will generally support reasonable shareholder resolutions seeking disclosure of greenhouse gas emissions, the impact of climate change on a company’s business activities and products and strategies designed to reduce the company’s long-term impact on the global climate.

Use of natural resources

General Policy: We will generally support reasonable shareholder resolutions seeking disclosure or reports relating to a company’s use of natural resources, the impact on its business of declining resources and its plans to improve the efficiency of its use of natural resources.

Impact on ecosystems

General Policy: We will generally support reasonable shareholder resolutions seeking disclosure or reports relating to a company’s initiatives to reduce any harmful impacts or other hazards to local, regional or global ecosystems that result from its operations or activities.

Animal welfare

General Policy: We will generally support reasonable shareholder resolutions asking for reports on the company’s impact on animal welfare.

Issues related to customers

Product responsibility

General Policy: We will generally support reasonable shareholder resolutions seeking disclosure relating to the quality, safety and impact of a company’s goods and services on the customers and communities it serves.

Predatory lending

General Policy: We will generally support reasonable shareholder resolutions asking companies for disclosure about the impact of lending activities on borrowers and about policies designed to prevent predatory lending practices.

Issues related to employees and suppliers

Diversity and nondiscrimination

General Policies:

We will generally support reasonable shareholder resolutions seeking disclosure or reports relating to a company’s nondiscrimination policies and practices, or seeking to implement such policies, including equal employment opportunity standards.

We will generally support reasonable shareholder resolutions seeking disclosure or reports relating to a company’s workforce, board diversity, and gender pay equity policies and practices.

Global labor standards

General Policy: We will generally support reasonable shareholder resolutions seeking a review of a company’s labor standards and enforcement practices, as well as the establishment of global labor policies based upon internationally recognized standards.

Issues related to communities

Corporate response to global health risks

General Policy: We will generally support reasonable shareholder resolutions seeking disclosure or reports relating to significant public health impacts resulting from company operations and products, as well as the impact of global health pandemics on the company’s operations and long-term growth.

Global human rights codes of conduct

General Policy: We will generally support reasonable shareholder resolutions seeking a review of a company’s human rights standards and the establishment of global human rights policies, especially regarding company operations in conflict zones or areas of weak governance.

Disclosures

Nuveen Asset Management, LLC, Teachers Advisors, LLC, and TIAA-CREF Investment Management, LLC are SEC registered investment advisers and subsidiaries of Nuveen, LLC

Nuveen proxy voting policy

Nuveen Asset Management, LLC, Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC

Applicability

This Policy applies to Nuveen employees acting on behalf of Nuveen Asset Management, LLC, Teachers Advisors, LLC, and TIAA-CREF Investment Management, LLC

Policy purpose and statement

Proxy voting is the primary means by which shareholders may influence a publicly traded company’s governance and operations and thus create the potential for value and positive long-term investment performance. When an SEC registered investment adviser has proxy voting authority, the adviser has a fiduciary duty to vote proxies in the best interests of its clients and must not subrogate its clients’ interests to its own. In their capacity as fiduciaries and investment advisers, Nuveen Asset Management, LLC (“NAM”), Teachers Advisors, LLC (“TAL”) and TIAA-CREF Investment Management, LLC (“TCIM”), (each an “Adviser” and collectively, the “Advisers”), vote proxies for the Portfolio Companies held by their respective clients, including investment companies and other pooled investment vehicles, institutional and retail separate accounts, and other clients as applicable. The Advisers have adopted this Policy, the Nuveen Proxy Voting Guidelines, and the Nuveen Proxy Voting Conflicts of Interest Policy for voting the proxies of the Portfolio Companies they manage. The Advisers leverage the expertise and services of an internal group referred to as the Responsible Investing Team (RI Team) to administer the Advisers’ proxy voting. The RI Team adheres to the Advisers’ Proxy Voting Guidelines which are reasonably designed to ensure that the Advisers vote client securities in the best interests of the Advisers’ clients.

Policy statement

Proxy voting is a key component of a Portfolio Company’s corporate governance program and is the primary method for exercising shareholder rights and influencing the Portfolio Company’s behavior. Nuveen makes informed voting decisions in compliance with Rule 206(4)-6 (the “Rule”) of the Investment Advisers Act of 1940, as amended (the “Advisers Act”) and applicable laws and regulations, (e.g., the Employee Retirement Income Security Act of 1974, “ERISA”).

Enforcement

As provided in the TIAA Code of Business Conduct, all employees are expected to comply with applicable laws and regulations, as well as the relevant policies, procedures and compliance manuals that apply to Nuveen’s business activities. Violation of this Policy may result in disciplinary action up to and including termination of employment.

Terms and definitions

Advisory Personnel includes the Adviser’s portfolio managers and/or research analysts.

Proxy Voting Guidelines (the “Guidelines”) are a set of pre-determined principles setting forth the manner in which the Advisers intend to vote on specific voting categories, and serve to assist clients, Portfolio Companies, and other interested parties in understanding how the Advisers intend to vote on proxy-related matters. The Guidelines are not exhaustive and do not necessarily dictate how the Advisers will ultimately vote with respect to any proposal or resolution.

Portfolio Company includes any publicly traded company held in an account that is managed by an Adviser.

Policy requirements

Investment advisers, in accordance with the Rule, are required to (i) adopt and implement written policies and procedures that are reasonably designed to ensure that proxies are voted in the best interest of clients, and address resolution of material conflicts that may arise, (ii) describe their proxy voting procedures to their clients and provide copies on request, and (iii) disclose to clients how they may obtain information on how the Advisers voted their proxies.

The Nuveen Proxy Voting Committee (the “Committee”), the Advisers, the RI Team and Nuveen Compliance are subject to the respective requirements outlined below under Roles and Responsibilities.

Although it is the general policy to vote all applicable proxies received in a timely fashion with respect to securities selected by an Adviser for current clients, the Adviser may refrain from voting in certain circumstances where such voting would be disadvantageous, materially burdensome or impractical, or otherwise inconsistent with the overall best interest of clients.

Roles and responsibilities

Nuveen Proxy Voting Committee

The purpose of the Committee is to establish a governance framework to oversee the proxy voting activities of the Advisers in accordance with the Policy. The Committee has delegated responsibility for the implementation and ongoing administration of the Policy to the RI Team, subject to the Committee’s ultimate oversight and responsibility as outlined in the Committee’s Proxy Voting Charter.

Advisers

1.

Advisory Personnel maintain the ultimate decision-making authority with respect to how proxies will be voted, unless otherwise instructed by a client, and may determine to vote contrary to the Guidelines and/or a vote recommendation of the RI Team if such Advisory Personnel determines it is in the best interest of the Adviser’s clients to do so. The rationale for all such contrary vote determinations will be documented and maintained.

2.

When voting proxies for different groups of client accounts, Advisory Personnel may vote proxies held by the respective client accounts differently depending on the facts and circumstances specific to such client accounts. The rationale for all such vote determinations will be documented and maintained.

3.	Advisory Personnel must comply with the Nuveen Proxy Voting Conflicts of Interest Policy with respect to potential material conflicts of interest.

Responsible Investing Team

1.	Performs day-to-day administration of the Advisers’ proxy voting processes.

2.

Seeks to vote proxies in adherence to the Guidelines, which have been constructed in a manner intended to align with the best interests of clients. In applying the Guidelines, the RI Team, on behalf of the Advisers, takes into account many factors, including, but not limited to:

Input from Advisory Personnel

Third party research

Specific Portfolio Company context, including environmental, social and governance practices, and financial performance.

3.	Delivers copies of the Advisers’ Policy to clients and prospective clients upon request in a timely manner, as appropriate.

4.	Assists with the disclosure of proxy votes as applicable on corporate website(s) and elsewhere as required by applicable regulations.

5.	Prepares reports of proxies voted on behalf of the Advisers’ investment company clients to their Boards or committees thereof, as applicable.

6.	Performs an annual vote reconciliation for review by the Committee.

7.	Arranges the annual service provider due diligence, including a review of the service provider’s potential conflicts of interests, and presents the results to the Committee.

8.	Facilitates quarterly Committee meetings, including agenda and meeting minute preparation.

9.	Complies with the Nuveen Proxy Voting Conflicts of Interest Policy with respect to potential material conflicts of interest.

10.	Creates and retains certain records in accordance with Nuveen’s Record Management program.

11.	Ensures proxy voting service provider makes and retains certain records as required under applicable regulation.

12.	Assesses, in cooperation with Advisory Personnel, whether securities on loan should be recalled in order to vote their proxies.

Nuveen Compliance

1.	Ensures proper disclosure of Advisers’ Policy to clients as required by regulation or otherwise.

2.	Ensures proper disclosure to clients of how they may obtain information on how the Advisers voted their proxies.

3.	Assists the RI Team with arranging the annual service provider due diligence and presenting the results to the Committee.

4.	Monitors for compliance with this Policy and retains records relating to its monitoring activities pursuant to Nuveen’s Records Management program.

Governance

Review and approval

This Policy will be reviewed at least annually and will be updated sooner if substantive changes are necessary. The Policy Leader, the Committee and the NEFI Compliance Committee are responsible for the review and approval of this Policy.

Implementation

Nuveen has established the Committee to provide centralized management and oversight of the proxy voting process administered by the RI Team for the Advisers in accordance with its Proxy Voting Committee Charter and this Policy.

Exceptions

Any request for a proposed exception or variation to this Policy will be submitted to the Committee for approval and reported to the appropriate governance committee(s), where appropriate.

Related documents

Nuveen Proxy Voting Committee Charter

Nuveen Policy Statement on Responsible Investing

Nuveen Proxy Voting Guidelines

Nuveen Proxy Voting Conflicts of Interest Policy and Procedures

Nuveen proxy voting conflicts of interest policy and procedures

Applicability

This Policy applies to employees of Nuveen (“Nuveen”) acting on behalf of Nuveen Asset Management, LLC (“NAM”), Teachers Advisors, LLC (“TAL”) and TIAA-CREF Investment Management, LLC (“TCIM”), (each an “Adviser” and collectively referred to as the “Advisers”)

Policy purpose and statement

Proxy voting by investment advisers is subject to U.S. Securities and Exchange Commission (“SEC”) rules and regulations, and for accounts subject to ERISA, U.S. Department of Labor (“DOL”) requirements. These rules and regulations require policies and procedures reasonably designed to ensure proxies are voted in the best interest of clients and that such procedures set forth how the adviser addresses material conflicts that may arise between the Adviser’s interests and those of its clients. The purpose of this Proxy Voting Conflicts of Interest Policy and Procedures (“Policy”) is to describe how the Advisers monitor and address the risks associated with Material Conflicts of Interest arising out of business and personal relationships that could affect proxy voting decisions.

Nuveen’s Responsible Investing Team (“RI Team”) is responsible for providing vote recommendations, based on the Nuveen Proxy Voting Guidelines (the “Guidelines”), to the Advisers and for administering the voting of proxies on behalf of the Advisers. When determining how to vote proxies, the RI Team adheres to the Guidelines which are reasonably designed to ensure that the Advisers vote proxies in the best interests of the Advisers’ clients.

Advisers may face certain potential Material Conflicts of Interest when voting proxies. The procedures set forth below have been reasonably designed to identify, monitor, and address potential Material Conflicts of Interest to ensure that the Advisers’ voting decisions are based on the best interest of their clients and are not the product of a conflict.

Policy statement

The Advisers have a fiduciary duty to vote proxies in the best interests of their clients and must not subrogate the interests of their clients to their own.

Enforcement

As provided in the TIAA Code of Business Conduct, all employees are expected to comply with applicable laws and regulations, as well as the relevant policies, procedures and compliance manuals that apply to Nuveen’s business activities. Violation of this Policy may result in disciplinary action up to and including termination of employment.

Terms and definitions

Advisory Personnel includes the Advisers’ portfolio managers and research analysts.

Conflicts Watch List (“Watch List”) refers to a list maintained by the RI Team based on the following:

1.	The positions and relationships of the following categories of individuals are evaluated to assist in identifying a potential Material Conflict with a Portfolio Company:

i.	The TIAA CEO

ii.	Nuveen Executive Leadership Team

iii.	RI Team members who provide proxy voting recommendations on behalf of the Advisers,

iv.	Advisory Personnel, and

v.	Household Members of the parties listed above in Nos. 1(i)–1(iv)

The following criteria constitutes a potential Material Conflict:

●	Any individual identified above in 1(i)–1(v) who serves on a Portfolio Company’s board of directors; and/or

●	Any individual identified above in 1(v) who serves as a senior executive of a Portfolio Company.

2.	In addition, the following circumstances have been determined to constitute a potential Material Conflict:

i.	Voting proxies for Funds sponsored by a Nuveen Affiliated Entity (i.e., registered investment funds and other funds that require proxy voting) held in client accounts,

ii.	Voting proxies for Portfolio Companies that are direct advisory clients of the Advisers and/or the Nuveen Affiliated Entities,

iii.	Voting proxies for Portfolio Companies that have a material distribution relationship* with regard to the products or strategies of the Advisers and/or the Nuveen Affiliated Entities,

iv.

Voting proxies for Portfolio Companies that are institutional investment consultants with which the Advisers and/or the Nuveen Affiliated Entities have engaged for any material business opportunity* and

v.

Any other circumstance where the RI Team, the Nuveen Proxy Voting Committee (the “Committee”), the Advisers, Nuveen Legal or Nuveen Compliance are aware of in which the Adviser’s duty to serve its clients’ interests could be materially compromised.

In addition, certain conflicts may arise when a Proxy Service Provider or their affiliate(s), have determined and/or disclosed that a relationship exists with i) a Portfolio Company ii) an entity acting as a primary shareholder proponent with respect to a Portfolio Company or iii) another party. Such relationships include, but are not limited to, the products and services provided to, and the revenue obtained from, such Portfolio Company or its affiliates. The Proxy Service Provider is required to disclose such relationships to the Advisers, and the RI Team reviews and evaluates the Proxy Service Provider’s disclosed conflicts of interest and associated controls annually and reports its assessment to the Committee.

Household Member includes any of the following who reside or are expected to reside in your household for at least 90 days a year: i) spouse or Domestic Partner, ii) sibling, iii) child, stepchild, grandchild, parents, grandparent, stepparent, and in-laws (mother, father, son, daughter, brother, sister).

Domestic Partner is defined as an individual who is neither a relative of, or legally married to, a Nuveen employee but shares a residence and is in a mutual commitment similar to marriage with such Nuveen employee.

Material Conflicts of Interest (“Material Conflict”) A conflict of interest that reasonably could have the potential to influence a recommendation based on the criteria described in this Policy.

Nuveen Affiliated Entities refers to TIAA and entities that are under common control with the Advisers and that provide investment advisory services to third party clients.† TIAA and the Advisers will undertake reasonable efforts to identify and manage any potential TIAA-related conflicts of interest.

Portfolio Company refers to any publicly traded company held in an account that is managed by an Adviser or a Nuveen Affiliated Entity.

Proxy Service Provider(s) refers to any independent third-party vendor(s) who provides proxy voting administrative, research and/or recordkeeping services to Nuveen.

Proxy Voting Guidelines (the “Guidelines”) are a set of pre-determined principles setting forth the manner in which the Advisers generally intend to vote on specific voting categories and serve to assist clients, Portfolio Companies, and other interested parties in understanding how the Advisers generally intend to vote proxy-related matters. The Guidelines are not exhaustive and do not necessarily dictate how the Advisers will ultimately vote with respect to any proposal or resolution.

Proxy Voting Conflicts of Interest Escalation Form (“Escalation Form”) Used in limited circumstances as described below to formally document certain requests to deviate from the Guidelines, the rationale supporting the request, and the ultimate resolution.

*	Such criteria is defined in a separate standard operating procedure.
†	Such list is maintained in a separate standard operating procedure.

Policy requirements

The Advisers have a fiduciary duty to vote proxies in the best interests of their clients and must not subrogate the interests of their clients to their own.

The RI Team and Advisory Personnel are prohibited from being influenced in their proxy voting decisions by any individual outside the established proxy voting process. The RI Team and Advisory Personnel are required to report to Nuveen Compliance any individuals or parties seeking to influence proxy votes outside the established proxy voting process.

The RI Team generally seeks to vote proxies in adherence to the Guidelines. In the event that a potential Material Conflict has been identified, the Committee, the RI Team, Advisory Personnel and Nuveen Compliance are required to comply with the following:

Proxies are generally voted in accordance with the Guidelines. In instances where a proxy is issued by a Portfolio Company on the Watch List, and the RI Team’s vote direction is in support of company management and either contrary to the Guidelines or the Guidelines require a case by case review, then the RI Team vote recommendation is evaluated using established criteria‡ to determine whether a potential conflict exists. In instances where it is determined a potential conflict exists, the vote direction shall default to the recommendation of an independent third-party Proxy Service Provider based on such provider’s benchmark policy. To the extent the RI Team believes there is a justification to vote contrary to the Proxy Service Provider’s benchmark recommendation in such an instance, then such requests are evaluated and mitigated pursuant to an Escalation Form review process as described in the Roles and Responsibilities section below. In all cases votes are intended to be in line with the Guidelines and in the best interests of clients.

The Advisers are required to adhere to the baseline standards and guiding principles governing client and personnel conflicts as outlined in the TIAA Conflicts of Interest Policy to assist in identifying, escalating and addressing proxy voting conflicts in a timely manner.

‡	Such criteria is defined in a separate standard operating procedure.

Roles and responsibilities

Nuveen Proxy Voting Committee

1.	Annually, review and approve the criteria constituting a Material Conflict involving the individuals and entities named on the Watch List.

2.	Review and approve the Policy annually, or more frequently as required.

3.	Review Escalation Forms as described above to determine whether the rationale of the recommendation is clearly articulated and reasonable relative to the potential Material Conflict.

4.	Review RI Team Material Conflicts reporting.

5.	Review and consider any other matters involving the Advisers’ proxy voting activities that are brought to the Committee.

Responsible Investing Team

1.	Promptly disclose RI Team members’ Material Conflicts to Nuveen Compliance.

2.

RI Team members must recuse themselves from all decisions related to proxy voting for the Portfolio Company seeking the proxy for which they personally have disclosed, or are required to disclose, a Material Conflict.

3.	Compile, administer and update the Watch List promptly based on the Watch List criteria described herein as necessary.

4.

Evaluate vote recommendations for Portfolio Companies on the Watch List, based on established criteria to determine whether a vote shall default to the third-party Proxy Service Provider, or whether an Escalation Form is required.

5.

In instances where an Escalation Form is required as described above, the RI Team member responsible for the recommendation completes and submits the form to an RI Team manager and the Committee. The RI Team will specify a response due date from the Committee typically no earlier than two business days from when the request was delivered. While the RI Team will make reasonable efforts to provide a two business day notification period, in certain instances the required response date may be shortened. The Committee reviews the Escalation Form to determine whether a Material Conflict exists and whether the rationale of the recommendation is clearly articulated and reasonable relative to the existing conflict. The Committee will then provide its response in writing to the RI Team member who submitted the Escalation Form.

6.	Provide Nuveen Compliance with established reporting.

7.	Prepare Material Conflicts reporting to the Committee and other parties, as applicable.

8.	Retain Escalation Forms and responses thereto and all other relevant documentation in conformance with Nuveen’s Record Management program.

Advisory Personnel

1.	Promptly disclose Material Conflicts to Nuveen Compliance.

2.

Provide input and/or vote recommendations to the RI Team upon request. Advisory Personnel are prohibited from providing the RI Team with input and/or recommendations for any Portfolio Company for which they have disclosed, or are required to disclose, a Material Conflict.

3.

From time to time as part of the Adviser’s normal course of business, Advisory Personnel may initiate an action to override the Guidelines for a particular proposal. For a proxy vote issued by a Portfolio Company on the Watch List, if Advisory Personnel request a vote against the Guidelines and in favor of Portfolio Company management, then the request will be evaluated by the RI Team in accordance with their established criteria and processes described above. To the extent an Escalation Form is required, the Committee reviews the Escalation Form to determine whether the rationale of the recommendation is clearly articulated and reasonable relative to the potential Material Conflict.

Nuveen Compliance

1.	Determine criteria constituting a Material Conflict involving the individuals and entities named on the Watch List.

2.	Determine parties responsible for collection of, and providing identified Material Conflicts to, the RI Team for inclusion on the Watch List.

3.	Perform periodic reviews of votes where Material Conflicts have been identified to determine whether the votes were cast in accordance with this Policy.

4.	Develop and maintain, in consultation with the RI Team, standard operating procedures to support the Policy.

5.	Perform periodic monitoring to determine adherence to the Policy.

6.	Administer training to the Advisers and the RI Team, as applicable, to ensure applicable personnel understand Material Conflicts and disclosure responsibilities.

7.	Assist the Committee with the annual review of this Policy.

Nuveen Legal

1.	Provide legal guidance as requested.

Governance

Review and approval

This Policy will be reviewed at least annually and will be updated sooner if changes are necessary. The Policy Leader, the Committee and the NEFI Compliance Committee are responsible for the review and approval of this Policy.

Implementation

Nuveen has established the Committee to provide centralized management and oversight of the proxy voting process administered by the RI Team for the Advisers in accordance with its Proxy Voting Committee Charter and this Policy.

Exceptions

Any request for a proposed exception or variation to this Policy will be submitted to the Committee for approval and reported to the appropriate governance committee(s), where appropriate.

Related documents

Nuveen Proxy Voting Committee Charter

Nuveen Policy Statement on Responsible Investing

Nuveen Proxy Voting Policy

Nuveen Proxy Voting Guidelines

TIAA Conflicts of Interest Policy

PART C—OTHER INFORMATION

Item 25: Financial Statements and Exhibits.

1.	Contained in Part A:

Financial Highlights of the Nuveen Dynamic Municipal Opportunities Fund (the “Registrant” or the “Fund”) for:

●	Fiscal period ended April 30, 2024 (unaudited) are incorporated in Part A by reference to the Registrant’s April 30, 2024 Semi-Annual Report (unaudited) on Form N-CSR, as filed with the U.S. Securities and Exchange Commission (the “SEC”) via EDGAR Accession No. 0001193125-24-174140 on July 2, 2024;
●

Fiscal years ended October 31, 2023, October 31, 2022, October 31, 2021, and the fiscal period August 26, 2020 (commencement of operations) through October 31, 2020 are incorporated in Part A by reference to the Registrant's October 31, 2023 Annual Report (audited) on Form N-CSR, as filed with the SEC via EDGAR Accession No. 0001193125-24-003426 on January 5, 2024.

Contained in Part B:

Registrant’s Financial Statements are incorporated in Part B by reference to Registrant’s October 31, 2023 Annual Report (audited) on Form N-CSR as filed with the SEC via EDGAR Accession No. 0001193125-24-003426 on January 5, 2024 and Registrant’s April 30, 2024 Semi-Annual Report (unaudited) on Form N-CSR as filed with the SEC via EDGAR Accession No. 0001193125-24-174140 on July 2, 2024.

2.	Exhibits:

a.	The Registrant’s Declaration of Trust dated November 4, 2019 (the “Declaration of Trust”) is incorporated herein by reference to Exhibit a. to the Registrant’s Registration Statement on Form N-2 (File No. 333-234592) as filed with the SEC via EDGAR Accession No. 0001193125-19-288239 on November 8, 2019

b.	Amended and Restated By-Laws of Registrant dated February 28, 2024 is filed. Amended and Restated By-Laws of Registrant dated February 28, 2024 is incorporated herein by reference to Exhibit b to Nuveen Municipal High Income Opportunity Fund’s Registration Statement on Form N-2 (File Nos. 333-277778 and 811-21449), as filed with the SEC via EDGAR Accession No. 0001193125-24-063442 on March 8, 2024.

c.	None.

d.	None.

e.	Terms and Conditions of the Automatic Dividend Reinvestment Plan is incorporated herein by reference to Exhibit e. to the Registrant’s Registration Statement on Form N-2 (File No. 333-234592) as filed with the SEC via EDGAR Accession No. 0001193125-20-174170 on June 19, 2020

f.	None.

g.1	Investment Management Agreement dated July 10, 2020 between the Registrant and Nuveen Fund Advisors, LLC is incorporated herein by reference to Exhibit g.1 to the Registrant’s Registration Statement on Form N-2 (File No. 333-234592) as filed with the SEC via EDGAR Accession No. 0001193125-20-194882 on July 20, 2020

g.2	Continuance of Management Agreements dated July 29, 2022 between the Registrant and Nuveen Fund Advisors, LLC is incorporated herein by reference to Exhibit (g)(2) to Nuveen Select Tax-Free Income Portfolio’s Registration Statement on Form N-2 (File Nos. 333-271575 and 811-06548) as filed with the SEC via EDGAR Accession No. 0001193125-23-132482 on May 2, 2023

g.3	Investment Sub-Advisory Agreement dated July 10, 2020 between Nuveen Fund Advisors, LLC and Nuveen Asset Management, LLC is incorporated herein by reference to Exhibit g.2 to the Registrant’s Registration Statement on Form N-2 (File No. 333-234592) as filed with the SEC via EDGAR Accession No. 0001193125-20-174170 on June 19, 2020

g.4	Notice of Continuance of Investment Sub-Advisory Agreements dated July 29, 2022 between Nuveen Fund Advisors, LLC and Nuveen Asset Management, LLC is incorporated herein by reference to Exhibit (g)(4) to Nuveen Select Tax-Free Income Portfolio’s Registration Statement on Form N-2 (File Nos. 333-271575 and 811-06548) as filed with the SEC via EDGAR Accession No. 0001193125-23-132482 on May 2, 2023

Part C-1

h.1	Distribution Agreement Relating to At-the-Market offerings dated December 16, 2021 between the Registrant and Nuveen Securities, LLC is incorporated herein by reference to Exhibit h.3 to the Registrant’s Registration Statement on Form N-2 (File No. 333-259086) as filed with the SEC via EDGAR Accession No. 0001193125-21-360818 on December 17, 2021

h.2	Distribution Agreement Relating to At-the-Market offerings between the Registrant and Nuveen Securities, LLC to be filed by amendment

h.3	Dealer Agreement Relating to At-the-Market offerings dated December 17, 2021 between Nuveen Securities, LLC and Virtu Americas LLC is incorporated herein by reference to Exhibit h.4 to the Registrant’s Registration Statement on Form N-2 (File No. 333-259086) as filed with the SEC via EDGAR Accession No. 0001193125-21-360818 on December 17, 2021

h.4	Dealer Agreement Relating to At-the-Market offerings between Nuveen Securities, LLC and Virtu Americas LLC to be filed by amendment

i.	Nuveen Fund Board Voluntary Deferred Compensation Plan for Independent Directors and Trustees, effective November 1, 2021, is incorporated herein by reference to Exhibit (i)(2) to Nuveen Enhanced High Yield Municipal Bond Fund Registration Statement on Form N-2 (File No. 333-231722 and 811-23445), as filed with the SEC via EDGAR Accession No. 0001193125-22-206173 on July 29, 2022.

(i)(2)	Nuveen Fund Board Voluntary Deferred Compensation Plan for Independent Directors and Trustees, effective November 1, 2021, as amended July 1, 2023, is incorporated herein by reference to Exhibit (i)(3) to Nuveen Enhanced High Yield Municipal Bond Fund Registration Statement on Form N-2 (File No. 333-231722 and 811-23445), as filed with the SEC via EDGAR Accession No. 0001193125-23-197735 on July 28, 2023.

j.1	Amended and Restated Master Custodian Agreement dated July 15, 2015 between the Registrant and State Street Bank and Trust Company is incorporated herein by reference to Exhibit j.1 to the Registrant’s Registration Statement on Form N-2 (File No. 333-234592) as filed with the SEC via EDGAR Accession No. 0001193125-20-174170 on June 19, 2020

j.2	Amendment and revised Appendix A, updated as of July 31, 2020, to the Amended and Restated Master Custodian Agreement dated July 15, 2015 between the Registrant and State Street Bank and Trust Company is incorporated herein by reference to Exhibit j.2 to the Registrant’s Registration Statement on Form N-2 (File No. 333-259086) as filed with the SEC via EDGAR Accession No. 0001193125-21-257648 on August 26, 2021

j.3	Amendment and revised Appendix A, effective September 8, 2022, to the Amended and Restated Master Custodian Agreement between the Registrant and State Street Bank and Trust Company dated July 15, 2015 is incorporated herein by reference to Exhibit g.3 to Post-Effective Amendment No. 81 to Nuveen Investment Trust V’s Registration Statement on Form N-1A (File Nos. 333-138592 and 811-21979), as filed with the SEC via EDGAR Accession No. 0001193125-22-314076 on December 29, 2022.

k.1	Transfer Agency and Service Agreement dated June 15, 2017 between the Registrant and ComputerShare Inc. and ComputerShare Trust Company, N.A. is incorporated herein by reference to Exhibit k.1 to the Registrant’s Registration Statement on Form N-2 (File No. 333-234592) as filed with the SEC via EDGAR Accession No. 0001193125-20-174170 on June 19, 2020

k.2	First Amendment, dated September 7, 2017, to the Transfer Agency and Service Agreement dated June 15, 2017 between the Registrant and ComputerShare Inc. and ComputerShare Trust Company, N.A. is incorporated herein by reference to Exhibit k.2 to Nuveen Municipal Credit Opportunities Fund’s Registration Statement on Form N-2 (File Nos. 333-254678 and 811-23440) as filed with the SEC via EDGAR Accession No. 0001193125-21-092969 on March 25, 2021

k.3	Second Amendment, dated February 26, 2018, to the Transfer Agency and Service Agreement dated June 15, 2017 between the Registrant and ComputerShare Inc. and ComputerShare Trust Company, N.A. is incorporated herein by reference to Exhibit k.3 to Nuveen Municipal Credit Opportunities Fund’s Registration Statement on Form N-2 (File Nos. 333-254678 and 811-23440) as filed with the SEC via EDGAR Accession No. 0001193125-21-092969 on March 25, 2021

k.4	Third Amendment, effective May 11, 2020, to the Transfer Agency and Service Agreement dated June 15, 2017 between the Registrant and ComputerShare Inc. and ComputerShare Trust Company, N.A. is incorporated herein by reference to Exhibit k.4 to Nuveen Municipal Credit Opportunities Fund’s Registration Statement on Form N-2 (File Nos. 333-254678 and 811-23440) as filed with the SEC via EDGAR Accession No. 0001193125-21-092969 on March 25, 2021

k.5	Amended and Restated Schedule A, effective March 28, 2023, to the Transfer Agency and Service Agreement dated June 15, 2017 between the Registrant and ComputerShare Inc. and ComputerShare Trust Company, N.A. is incorporated herein by reference to Exhibit (k)(5) to Nuveen Select Tax-Free Income Portfolio’s Registration Statement on Form N-2 (File Nos. 333-271575 and 811-06548) as filed with the SEC via EDGAR Accession No. 0001193125-23-143216 on May 12, 2023

Part C-2

k.6	Rule 12d1-4 Investment Agreement between RiverNorth Funds as Acquiring Funds and Nuveen CEFs as Acquired Funds, dated January 19, 2022 is incorporated herein by reference to Exhibit (k)(6) to Nuveen Select Tax-Free Income Portfolio’s Registration Statement on Form N-2 (Files Nos. 333-271575 and 811-06548) as filed with the SEC via EDGAR Accession No. 0001193125-23-143216 on May 12, 2023.

l.1	Opinion and Consent of Stradley Ronon Stevens & Young, LLP is filed herewith.

l.2	Opinion and Consent of Morgan, Lewis & Bockius LLP is filed herewith.

m.	None.

n.	Consent of KPMG LLP, independent registered public accounting firm, is filed herewith.

o.	None.

p.	Subscription Agreement of Nuveen Fund Advisors dated June 15, 2020 is incorporated herein by reference to Exhibit p. to the Registrant’s Registration Statement on Form N-2 (File No. 333-234592) as filed with the SEC via EDGAR Accession No. 0001193125-20-174170 on June 19, 2020

q.	None.

r.1	Code of Ethics and Reporting Requirements of Nuveen, as amended January 1, 2024, is incorporated herein by reference to Exhibit p.i. to Nushares ETF Trust’s Registration Statement on Form N-1A (File Nos.333-212032 and 811-23161), as filed with the SEC via EDGAR Accession No. 0001193125-24-051051 on February 29, 2024.

r.2	Code of Ethics for the Independent Trustees of the Nuveen Funds, TIAA-CREF Funds and TIAA-CREF Funds, dated January 1, 2024, is incorporated herein by reference to Exhibit p.ii. to Nushares ETF Trust’s Registration Statement on Form N-1A (File Nos.333-212032 and 811-23161), as filed with the SEC via EDGAR Accession No. 0001193125-24-051051 on February 29, 2024.

s.	Calculation of Filing Fees Table is filed herewith.

t.1	Powers of Attorney for Mses. Lancellotta, Medero and Wolff and Messrs. Toth, Moschner, Nelson, Thornton and Young, dated June 14, 2023, are incorporated herein by reference to Exhibit (t)(1) to the Registrant's Registration Statement on Form N-2 (File No. 333-279589 and 811-23489) as filed with the SEC via EDGAR Accession No. 0001999371-24-006398 on May 21, 2024.

t.2	Powers of Attorney for Messrs. Kenny, Boateng, Forrester and Starr, dated January 1, 2024, are incorporated herein by reference to Exhibit (t)(1) to the Registrant's Registration Statement on Form N-2 (File No. 333-279589 and 811-23489) as filed with the SEC via EDGAR Accession No. 0001999371-24-006398 on May 21, 2024.

Item 26: Marketing Arrangements.

See relevant Sections of the Distribution Agreement and Dealer Agreement filed as Exhibits h.3 and h.4, respectively, to this Registration Statement.

Item 27: Other Expenses of Issuance and Distribution.

Printing and Engraving Fees	$20,000
Legal Fees	$50,000
Accounting Fees	$2,750
Stock Exchange Listing Fees	$2,500
Miscellaneous Fees	$4,750
Total	$80,000

Item 28: Persons Controlled by or Under Common Control.

Not applicable.

Item 29: Number of Holders of Securities.

July 31, 2024:

Title of Class	Number of Record Holders
Common Shares, $0.01 par value	14,136
Preferred Shareholder	1

Part C-3

Item 30: Indemnification.

Section 4 of Article XII of the Registrant’s Declaration of Trust provides as follows:

Subject to the exceptions and limitations contained in this Section 4, every person who is, or has been, a Trustee, officer, employee or agent of the Trust, including persons who serve at the request of the Trust as directors, trustees, officers, employees or agents of another organization in which the Trust has an interest as a shareholder, creditor or otherwise (hereinafter referred to as a “Covered Person”), shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been such a Trustee, director, officer, employee or agent and against amounts paid or incurred by him in settlement thereof.

No indemnification shall be provided hereunder to a Covered Person:

(a)

against any liability to the Trust or its Shareholders by reason of a final adjudication by the court or other body before which the proceeding was brought that he engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office;

(b)	with respect to any matter as to which he shall have been finally adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interests of the Trust; or

(c)

in the event of a settlement or other disposition not involving a final adjudication (as provided in paragraph (a) or (b)) and resulting in a payment by a Covered Person, unless there has been either a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office by the court or other body approving the settlement or other disposition or a reasonable determination, based on a review of readily available facts (as opposed to a full trial-type inquiry), that he did not engage in such conduct:

(i) by a vote of a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter); or

(ii) by written opinion of independent legal counsel.

The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be such a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel other than Covered Persons may be entitled by contract or otherwise under law.

Expenses of preparation and presentation of a defense to any claim, action, suit or proceeding subject to a claim for indemnification under this Section 4 shall be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this Section 4, provided that either:

(a) such undertaking is secured by a surety bond or some other appropriate security or the Trust shall be insured against losses arising out of any such advances; or

(b) a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter) or independent legal counsel in a written opinion shall determine, based upon a review of the readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the recipient ultimately will be found entitled to indemnification.

As used in this Section 4, a “Disinterested Trustee” is one (x) who is not an Interested Person of the Trust (including anyone, as such Disinterested Trustee, who has been exempted from being an Interested Person by any rule, regulation or order of the Commission), and (y) against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or has been pending.

Part C-4

As used in this Section 4, the words “claim,” “action,” “suit” or “proceeding” shall apply to all claims, actions, suits, proceedings (civil, criminal, administrative or other, including appeals), actual or threatened; and the words “liability” and “expenses” shall include without limitation, attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

The trustees and officers of the Registrant are covered by joint errors and omissions insurance policies against liability and expenses of claims of wrongful acts arising out of their position with the Registrant and other Nuveen funds, subject to such policies’ coverage limits, exclusions and retention.

Section 8 of the Distribution Agreement Relating to At-the-Market offerings, filed as Exhibit h.1 to this Registration Statement, provides for each of the parties thereto, including the Registrant and the underwriters, to indemnify the others, their trustees, directors, certain of their officers, trustees, directors and persons who control them against certain liabilities in connection with the offering described herein, including liabilities under the federal securities laws.

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the “Securities Act”), may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the SEC, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 31: Business and Other Connections of Investment Adviser and Sub-Adviser.

Nuveen Fund Advisors, LLC (“Nuveen Fund Advisors”) manages the Registrant and serves as investment adviser or manager to other open-end and closed-end management investment companies and to separately managed accounts. The principal business address for all of these investment companies and the persons named below is 333 West Wacker Drive, Chicago, Illinois 60606.

Part C-5

A description of any other business, profession, vocation or employment of a substantial nature in which the directors and officers of Nuveen Fund Advisors who serve as officers or Trustees of the Registrant have engaged during the last two years for his or her account or in the capacity of director, officer, employee, partner or trustee appears under “Management of the Fund” in the Statement of Additional Information. Such information for the remaining senior officers appears below:

Name and Position with Nuveen Fund Advisors	Other Business, Profession, Vocation or Employment During Past Two Years
Oluseun Salami, Executive Vice President and Chief Financial Officer	Senior Vice President (since 2020) NIS/R&T, Inc.; Senior Vice President and Chief Financial Officer, Nuveen Alternative Advisors LLC (since 2020), Teachers Advisors, LLC (since 2020), TIAA-CREF Asset Management LLC (since 2020) and TIAA-CREF Investment Management, LLC (since 2020); Executive Vice President (since 2022), formerly, Senior Vice President (2020-2022), and Chief Financial Officer (since 2020), Nuveen, LLC; Executive Vice President and Chief Financial Officer (since 2022), Nuveen Investments, Inc.; Executive Vice President (since 2021), formerly, Senior Vice President, Chief Financial Officer (2018-2021), Business Finance and Planning (2020) Chief Accounting Officer (2019-2020), Corporate Controller (2018-2020), Teachers Insurance and Annuity Association of America; formerly, Senior Vice President, Corporate Controller, College Retirement Equities Fund, TIAA Board of Overseers, TIAA Separate Account VA-1, TIAA-CREF Funds, TIAA-CREF Life Funds (2018-2020).

Megan Sendlak, Managing Director and Controller	Managing Director and Controller (since 2020) of Nuveen Alternatives Advisors LLC, Nuveen Asset Management, LLC, Nuveen Investments, Inc., Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC; Managing Director (since 2019) and Controller (since 2020), formerly, Assistant Controller (2019-2020), of Nuveen Securities, LLC; Managing Director and Controller (since 2020), formerly, Vice President and Corporate Accounting Director (2018-2020) of Nuveen, LLC; Managing Director and Controller (since 2021), formerly, Vice President and Assistant Controller (2019-2021), of NIS/R&T, INC.; formerly, Vice President and Controller of NWQ Investment Management Company, LLC and Santa Barbara Asset Management, LLC (2020-2021); Vice President and Controller of Winslow Capital Management, LLC (since 2020).

Michael A. Perry, President	Chief Executive Officer (since 2023), formerly, Co-Chief Executive Officer (2019-2023), Executive Vice President (2017-2019) and Managing Director (2015-2017) of Nuveen Securities, LLC; and Executive Vice President (since 2017) of Nuveen Alternative Investments, LLC.

Erik Mogavero, Managing Director and Chief Compliance Officer	Formerly employed by Deutsche Bank (2013-2017) as Managing Director, Head of Asset Management and Wealth Management Compliance for the Americas region and Chief Compliance Officer of Deutsche Investment Management Americas.

Nuveen Asset Management LLC (“Nuveen Asset Management”) currently serves as sub-adviser to the Fund and as an investment adviser or sub-adviser to certain other open-end and closed-end funds and as investment adviser to separately managed accounts. The address for Nuveen Asset Management is 333 West Wacker Drive, Chicago, Illinois 60606. See “Investment Adviser, Sub-Adviser and Portfolio Managers” in Part B of the Registration Statement.

Part C-6

Set forth below is a list of each director and officer of Nuveen Asset Management, indicating each business, profession, vocation or employment of a substantial nature in which such person has been, at any time during the past two fiscal years, engaged for his or her own account or in the capacity of director, officer, partner or trustee.

Name and Position with Nuveen Asset Management	Other Business Profession, Vocation or Employment During Past Two Years
William T. Huffman, President	Executive Vice President (since 2020) of Nuveen, LLC; formerly, Executive Vice President (2020-2023) of Nuveen Securities, LLC; President, Nuveen Investments, Inc. (since 2020), Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC (since 2019); Senior Managing Director (since 2019) of Nuveen Alternative Advisors LLC; Senior Managing Director (since 2022) and Chairman (since 2019) of Churchill Asset Management LLC.

Stuart J. Cohen, Managing Director and Head of Legal	Managing Director and Assistant Secretary (since 2002) of Nuveen Securities, LLC; Managing Director (since 2007) and Assistant Secretary (since 2003) of Nuveen Fund Advisors, LLC; Managing Director, Associate General Counsel and Assistant Secretary (since 2023) of Nuveen Alternatives Investments, LLC and (since 2019) of Teachers Advisors, LLC; Managing Director, Assistant Secretary (since 2019) and Assistant General Counsel (since 2023), formerly, General Counsel (2019-2023) of TIAA-CREF Investment Management, LLC; Vice President and Assistant Secretary (since 2008) of Winslow Capital Management, LLC; formerly, Vice President (2007-2021) and Assistant Secretary (2003-2021) of NWQ Investment Management Company, LLC; formerly Vice President (2007-2021) and Assistant Secretary (2006-2021) of Santa Barbara Asset Management, LLC.

Travis M. Pauley, Managing Director and Chief Compliance Officer	Regional Head of Compliance and Regulatory Legal (2013-2020) of AXA Investment Managers.

Megan Sendlak Managing Director and Controller	Managing Director and Controller (since 2020) of Nuveen Alternatives Advisors LLC, Nuveen Investments, Inc., Nuveen Fund Advisors, LLC, Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC; Managing Director (since 2019) and Controller (since 2020), formerly, Assistant Controller (2019-2020), of Nuveen Securities, LLC; Managing Director and Controller (since 2020), formerly, Vice President and Corporate Accounting Director (2018-2020) of Nuveen, LLC; Managing Director and Controller (since 2021), formerly, Vice President and Assistant Controller (2019-2021), of NIS/R&T, INC., formerly, Vice President and Controller of NWQ Investment Management Company, LLC and Santa Barbara Asset Management, LLC (2020-2021); Vice President and Controller of Winslow Capital Management, LLC (since 2020).

Item 32: Location of Accounts and Records.

Nuveen Fund Advisors, LLC, 333 West Wacker Drive, Chicago, Illinois 60606, maintains the Fund’s Declaration of Trust, By-Laws, minutes of trustee and shareholder meetings, and contracts of the Registrant and all advisory material of the investment adviser. Nuveen Asset Management, LLC, in its capacity as sub-adviser, may also hold certain accounts and records of the Fund.

State Street Bank and Trust Company, One Congress Street, Suite 1, Boston, Massachusetts 02114-2016, maintains all general and subsidiary ledgers, journals, trial balances, records of all portfolio purchases and sales, and all other required records not maintained by Nuveen Fund Advisors or Nuveen Asset Management.

Part C-7

Item 33: Management Services.

Not applicable.

Item 34: Undertakings.

1.	Not applicable.

2.	Not applicable.

3.	The Registrant undertakes:

a. Not applicable.

b. that, for the purpose of determining any liability under the Securities Act, each post-effective amendment to this registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof;

c. to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering;

d. that, for the purpose of determining liability under the Securities Act to any purchaser:

(1) if the Registrant is relying on Rule 430B:

(A) Each prospectus filed by the Registrant pursuant to Rule 424(b)(3) shall be deemed to be part of the registration statement as of the date the filed prospectus was deemed part of and included in the registration statement; and

(B) Each prospectus required to be filed pursuant to Rule 424(b)(2), (b)(5), or (b)(7) as part of a registration statement in reliance on Rule 430B relating to an offering made pursuant to Rule 415(a)(1)(i), (x), or (xi) for the purpose of providing the information required by Section 10(a) of the Securities Act shall be deemed to be part of and included in the registration statement as of the earlier of the date such form of prospectus is first used after effectiveness or the date of the first contract of sale of securities in the offering described in the prospectus. As provided in Rule 430B, for liability purposes of the issuer and any person that is at that date an underwriter, such date shall be deemed to be a new effective date of the registration statement relating to the securities in the registration statement to which that prospectus relates, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such effective date, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such effective date; or

(2) if the Registrant is subject to Rule 430C: each prospectus filed pursuant to Rule 424 under the Securities Act as part of a registration statement relating to an offering, other than registration statements relying on Rule 430B or other than prospectuses filed in reliance on Rule 430A, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in this registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use.

Part C-8

e. that for the purpose of determining liability of the Registrant under the Securities Act to any purchaser in the initial distribution of securities:

The undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:

(1) any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 424 under the Securities Act;

(2) free writing prospectus relating to the offering prepared by or on behalf of the undersigned Registrant or used or referred to by the undersigned Registrants;

(3) the portion of any other free writing prospectus or advertisement pursuant to Rule 482 under the Securities Act relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

(4) any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

4.	The Registrant undertakes that:

a. for the purpose of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of this Registration Statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant under Rule 424(b)(1) under the Securities Act shall be deemed to be part of this Registration Statement as of the time it was declared effective; and

b. for the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

5.	The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the Registrant’s annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 that is incorporated by reference into the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

6.	Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

7.	The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any prospectus or Statement of Additional Information. Additionally, the Registrant undertakes to only offer rights to purchase common and preferred shares together after a post-effective amendment to the Registration Statement relating to such rights has been declared effective

Part C-9

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement on Form N-2 to be signed on its behalf by the undersigned, thereunto duly authorized, in this City of Chicago, and State of Illinois, on the 22nd day of August, 2024.

NUVEEN DYNAMIC MUNICIPAL OPPORTUNITIES

/s/ Mark L. Winget
Mark L. Winget Vice President and Secretary

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ E. SCOTT WICKERHAM E. Scott Wickerham	Vice President and Controller (Principal Financial and Accounting Officer)	August 22, 2024

/s/ DAVID J. LAMB David J. Lamb	Chief Administrative Officer (principal executive officer)	August 22, 2024

Thomas J. Kenny*	Co-Chair of the Board and Trustee

Terence J. Toth*	Trustee

Joseph A. Boateng*	Trustee

Michael A. Forrester*	Trustee

Amy B. R. Lancellotta*	Trustee

Joanne T. Medero*	Trustee

Albin F. Moschner*	Trustee

John K. Nelson*	Trustee

Loren M. Starr*	Trustee

Matthew Thornton III*	Trustee

Margaret L. Wolff*	Trustee

Robert L. Young*	Co-Chair of the Board and Trustee

*

The powers of attorney authorizing Mark L. Winget, among others, to execute this Registration Statement, and Amendments thereto, for the Trustees of the Registrant on whose behalf this Registration Statement is filed, have been executed and are filed herewith as Exhibits t.1 and t.2.

EXHIBIT INDEX

EXHIBIT	EXHIBIT NAME

(l)(1)	Opinion and Consent of Stradley Ronon Steven & Young, LLP

(l)(2)	Opinion and Consent of Morgan, Lewis & Bockius, LLP

(n)	Consent of KPMG LLP

(s)	Calculation of Filing Fees Table